                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                        VARIABLE UNIVERSAL LIFE PROVIDER

                            PROSPECTUS--MAY 1, 2006

    A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I

   You can send service requests to us at either of the following addresses:

NYLIAC                                               NYLIAC
Variable Products Service Center                     Variable Products Service Center
Madison Square Station                               51 Madison Avenue
P.O. Box 922                                         Room 651
New York, NY 10159                                   New York, NY 10010

                  or call our toll free number: 1-800-598-2019

                    You can send premium payments to us at:

                             NYLIAC
                             75 Remittance Drive, Suite 3021
                             Chicago, IL 60675-3021

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS

                                             PAGE
                                             ----
Summary of Benefits and Risks..............     4
  Benefits.................................     4
  Risks....................................     6
Table of Fees and Expenses.................     9
  Transaction Fees.........................     9
  Periodic Charges Other Than Funds'
     Operating Expenses....................    10
  Fund Annual Operating Expenses...........    11
     Fund Annual Expenses..................    11
Definitions................................    14
Management and Organization................    15
  Insurer..................................    15
  Your Policy..............................    15
  About the Separate Account...............    16
  Our Rights...............................    16
     The Fixed Account and DCA Plus
       Account.............................    17
     How to Reach Us for Policy Services...    17
     Funds and Eligible Portfolios.........    18
     Investment Return.....................    22
     Voting................................    22
Charges Associated with the Policy.........    23
  Loan Charges.............................    23
  Deductions from Premiums.................    23
     Sales Expense Charge..................    23
     State Tax Charge......................    24
     Federal Tax Charge....................    24
  Deductions from Cash Surrender Value.....    24
     Monthly Contract Charge...............    24
     Charge for Cost of Insurance
       Protection..........................    25
     Monthly Per Thousand Face Amount
       Charge..............................    25
     Rider Charges.........................    25
     Expense Allocation....................    25
  Separate Account Charges.................    26
     Mortality and Expense Risk Charge.....    26
     Charges for Federal Income Taxes......    26
     Fund Charges..........................    26
  Transaction Charges......................    27
     Surrender Charges.....................    27
     Partial Withdrawal....................    27
     Transfer Charge.......................    27
     Exercise of Living Benefits Rider or
       Insurance Exchange Rider............    27
Description of the Policy..................    28
  The Parties..............................    28
  The Policy...............................    28
     How the Policy is Available...........    29
     Policy Premiums.......................    29
  Cash Value...............................    29
  Investment Divisions, the Fixed Account,
       and/or DCA Plus Account.............    29
     Amount in the Separate Account........    29
     Amount in the Fixed Account and/or DCA
       Plus Account........................    30

                                             PAGE
                                             ----
     Transfers Among Investment Divisions,
       the Fixed Account and the DCA Plus
       Account.............................    30
     Limits on Transfers...................    31
     Additional Benefits through Riders....    33
     Options Available at No Additional
       Charge..............................    34
       Dollar Cost Averaging...............    34
       Dollar Cost Averaging Plus ("DCA
          Plus")...........................    34
       Automatic Asset Reallocation........    34
       Interest Sweep......................    34
       Upromise Account Rider..............    34
     Maturity Date.........................    34
     Tax Free "Section 1035" Insurance
       Policy Exchanges....................    35
     24 Month Exchange Privilege...........    35
Premiums...................................    36
     Planned Premium.......................    36
     Unplanned Premium.....................    36
     Risk of Minimally Funded Policies.....    36
     Timing and Valuation..................    37
     Free Look.............................    37
     Premium Payments......................    37
     Check-O-Matic.........................    38
     Premium Payments Returned for
       Insufficient Funds..................    38
Policy Payment Information.................    38
     When Life Insurance Coverage Begins...    38
     Changing the Face Amount of Your
       Policy..............................    38
     Policy Proceeds.......................    39
     Payees................................    39
     When We Pay Policy Proceeds...........    40
     Death Claims..........................    40
     Electing or Changing a Payment
       Option..............................    41
     Life Insurance Benefit Options........    42
     Changing Your Life Insurance Benefit
       Option..............................    44
  Additional Policy Provisions.............    45
     Limits on Our Rights to Challenge Your
       Policy..............................    45
     Suicide...............................    45
     Misstatement of Age or Gender.........    45
     Assignment............................    45
Partial Withdrawals and Surrenders.........    45
  Partial Withdrawals......................    45
     Amount Available to Withdraw..........    45
     Requesting a Partial Withdrawal.......    45
     Partial Withdrawal Surrender Charge...    46
     Periodic Partial Withdrawals..........    46
     The Effect of a Partial Withdrawal....    46
  Surrenders...............................    47
     Cash Surrender Value..................    47
     Alternative Cash Surrender Value......    47

                                             PAGE
                                             ----
     Requesting a Surrender................    48
     When the Surrender is Effective.......    48
     Surrender Charges.....................    49
Loans......................................    49
     Your Policy as Collateral for a
       Loan................................    49
     Loan Interest.........................    49
     Interest on the Cash Value Held as
       Collateral..........................    49
     When Loan Interest is Due.............    50
     Loan Repayment........................    50
     Excess Loan Condition.................    50
     The Effect of a Policy Loan...........    50
Termination and Reinstatement..............    51
     Late Period...........................    51
     No-Lapse Guarantee....................    51
     Reinstatement Option..................    52
Federal Income Tax Considerations..........    52
     Our Intent............................    52
     Tax Status of NYLIAC and the Separate
       Account.............................    53
     Charges for Taxes.....................    53
     Diversification Standards and Control
       Issues..............................    53

                                             PAGE
                                             ----
     Life Insurance Status of Policy.......    54
     Modified Endowment Contract Status....    54
     Status of the Policy After the Insured
       Is Age 100..........................    55
     Policy Surrenders and Partial
       Withdrawals.........................    55
     Policy Loans and Interest
       Deductions..........................    56
     Corporate Owners......................    56
     Exchanges or Assignments of
       Policies............................    57
     Reasonableness Requirements for
       Charges.............................    57
     Living Benefits Rider (Also Known as
       Accelerated Benefits Rider).........    57
     Other Tax Issues......................    57
     Withholding...........................    57
Legal Proceedings..........................    58
Records and Reports........................    58
Financial Statements.......................    58
Appendix A--Illustration...................   A-1
Appendix B--State variations...............   B-1
Obtaining Additional Information...........    59

                         SUMMARY OF BENEFITS AND RISKS

                                    BENEFITS

     The following is a brief summary of certain features of NYLIAC Variable Universal Life Provider ("VUL Provider"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

PROTECTION

     VUL Provider provides permanent life insurance coverage with opportunity for tax-deferred Cash Value accumulation that can supplement your retirement income. Premium payments, less any applicable charges, are allocated to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account according to your instructions. The investment return of the policy is based on:

     - the amount in and performance of each Investment Division of the Separate Account;

     - the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

     - the charges we deduct.

     With VUL Provider, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

FLEXIBLE PREMIUMS

     VUL Provider premium payments are flexible; you can select the time and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. Since the potential Cash Value growth can be used to supplement retirement income, this policy is designed to offer the best potential benefit when funded for at least ten years at or near the guideline annual premium. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs. See "Definitions" for explanation of Cash Surrender Value.

     Premium amounts will vary depending on individual policy specifics (age, gender, coverage amount, underwriting classification)

THREE-YEAR NO-LAPSE GUARANTEE

     VUL Provider offers a no-lapse guarantee*. This benefit prevents your policy from lapsing for three years regardless of your account performance, provided that your policy premium payments satisfy the minimum premium test. (See "No-Lapse Guarantee" for information on premiums required to pass the test.) In the thirty-seventh month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse. The guarantee period will end before the third policy anniversary (1) if you do not pass the minimum premium test, (2) if you change the Face Amount of the policy or the Life Insurance Benefit option resulting in a change in Face Amount, (3) if you add or delete any riders to the policy, (4) if you increase or decrease rider coverage amounts, or (5) if there is a change in underwriting class.

LIQUIDITY THROUGH LOANS

     VUL Provider allows you to access your policy's Cash Surrender Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow any amount up to the loan value of the policy.

---------------
* Not available in New Jersey and Texas.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum Face Amount. Partial withdrawals can result in a taxable event. Certain charges apply if you surrender your policy during the first Policy Year, an amount equal to any additional first year contract charges due us will also be deducted from the Cash Surrender Value.

ALTERNATIVE CASH SURRENDER VALUE*

     An Alternative Cash Surrender Value (ACSV) (see "Definitions" for an explanation of this term) may be made available to a Corporation, Irrevocable Trust, or other defined policyowner class if we agree. If your policy has ACSV, the policy can be surrendered within the first ten years for the ACSV. The ACSV equals the Cash Surrender Value plus the unamortized ACSV benefit. Policies with an ACSV will have higher Mortality and Expense Risk charges.

INVESTMENT OPTIONS

     This policy offers you a choice of investment options, including 36 Investment Divisions, the Fixed Account and the DCA Plus Account. You can choose a maximum of 21 investment options for the allocation of net premium payments or for the transfer of cash value from among the 36 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Transfers among the Investment Divisions can be made tax-free, within the limits described in this prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy.

CHANGE THE AMOUNT OF COVERAGE

     With VUL Provider, you are able to increase or decrease the policy's Face Amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begins on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven-year testing period for modified endowment contract status. We can limit any increase in the Face Amount of your policy. Under certain circumstances, it may be more advantageous to purchase additional insurance through our term insurance rider rather than increasing your Face Amount under the policy. Decreases in coverage can incur surrender charges.

THREE LIFE INSURANCE BENEFIT OPTIONS

     VUL Provider offers three different Life Insurance Benefit options:

      --  Option 1--a level benefit equal to your policy's Face Amount.

      -- Option 2--a benefit that varies and equals the sum of your policy's Face Amount and Cash Value.

      -- Option 3--a benefit that equals the sum of your policy's Face Amount and Adjusted Total Premium.

AUTOMATED INVESTMENT FEATURES

     These administrative features are available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs:
Automatic Asset Reallocation, Dollar Cost Averaging, Dollar Cost Averaging Plus, Expense Allocation, and Interest Sweep.

---------------
* Not available in Indiana, Maryland and New Jersey.

DOLLAR COST AVERAGING PLUS

     You may have the option of electing the Dollar Cost Averaging Plus ("DCA Plus") feature, which allows you to set up dollar cost averaging using the DCA Plus Account when an initial premium payment is made.

OPTIONAL RIDERS

     VUL Provider offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

POLICYOWNER SUPPORT

     As a policyowner, you have access to a password-protected Internet website, an automated 24 hour call-in service, toll free telephone support, and your registered representative if you have questions about your VUL Provider policy.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account and the DCA Plus Account, and not applicable to the Investment Divisions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF LAPSE (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits accrue upon the death of the insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" when used throughout this prospectus, have the same meaning and effect.

     A VUL Provider policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the No-Lapse Guarantee period ends, premium payments significantly higher than the premium necessary to maintain the No-Lapse Guarantee benefit may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     We have the right to increase current charges at any time, up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as a new additional loan. (See "Modified Endowment Contract Status".)

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest can reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income to you. (See "Modified Endowment Contract Status".)

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the Internal Revenue Service ("IRS") may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect the owner's exposure to the corporate alternative minimum tax.

     Loan Interest--There is a possibility that the IRS may treat the preferred loan interest spread which begins in Policy Year 11 as a taxable distribution.

CHARGES FOR POLICY SURRENDER/DECREASES IN COVERAGE

     During the first ten years of the policy, or within ten years after you increase the Face Amount, surrender charges apply to deter policy surrender. VUL Provider is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating cash value to each Fund can be found in that Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Limits on Transfers" for more information).

We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

      -- portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

      --  increased administrative and Fund brokerage expenses

      --  dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you purchase the policy, surrender the policy, or transfer cash value between investment options.
                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge Imposed on         when premium      Guaranteed:
    Premium Payments                    payment is applied    All payments - 6.75%
                                          up to age 100      Current:(1)
                                                              Payments up to Target Premium - 6.75%
                                                              Payments in excess of Target Premium - 4.25%
   Premium Taxes:                          when premium      All taxes may vary over time
                                        payment is applied   Guaranteed: subject to tax law changes
                                          up to age 100
    State Tax                                                Current: 2% of premium
    Federal Tax                                              Current: 1.25% of premium payments
   Deferred Sales Charge:
       --  Surrender(2)                 surrender or lapse   The lesser of: 50% of total premiums paid under the policy
                                        in first 10 years    or 100% of the Surrender Charge Premium(3) applicable to the
                                          or Face Amount     Policy Year
                                        decrease within 10   Guaranteed maximum: $47.60 per $1000 of Face Amount
                                          years after an     Guaranteed minimum: $14.18 per $1000 of Face Amount
                                             increase        Charge for a representative insured: $27.31 per $1000 of
                                                             Face Amount (male, age 40, preferred rating).
   Surrender Charges:
       --  Contract Surrender Charge    surrender or lapse   Guaranteed: $220(4)
        During First Policy Year(2)       in first year
       --  Surrender Charge After       surrender or lapse   The calculation for the additional Face Amount begins on the
        Face Amount Increase(2)         in first 10 years    effective date of the increase. See "Deferred Sales Charge,"
                                        after the increase   above.
       --  Partial Withdrawal Charge    partial withdrawal   Guaranteed: The lesser of $25 or 2% of the amount withdrawn
                                                             (In addition, if the Face Amount is decreased due to the
                                                             partial withdrawal, a surrender charge may apply. See
                                                             "Deferred Sales Charge," above.)
                                                             Current: no charge
   Transfer Charge                           transfer        Guaranteed: $30 per transfer for each transfer over 12 in a
                                                             Policy Year may be imposed.
                                                             Current: no charge
   Living Benefits Rider                when you exercise    $150 (one-time)
                                           the benefit

(1) Current sales expense charges in Policy Years 6 and beyond are reduced to 2.75% for payments up to Target Premium and 0.75% for payments in excess of the Target Premium.
(2) Exceptions to Surrender Charge:
    We will not deduct a surrender charge if:
      --  we cancel the policy;
      --  we pay proceeds upon the death of the insured;
      --  we pay a required Internal Revenue Service minimum distribution;
      -- the policy is out of the surrender charge period; or -- if your policy contains the ACSV Benefit and you surrender all of the
          NYLIAC policies you own which include an ACSV Benefit in the first ten years.
(3) The Surrender Charge Premium varies based on individual characteristics, and the charge shown may not be representative of what you will pay. To obtain more information about particular charges as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the surrender charge is equal to the difference between (1) and (2), where
    (1) is the surrender charge calculated on the original face amount, and (2) is the surrender charge calculated on the new decreased Face Amount.
(4) The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 - monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between surrender date and first anniversary of the Policy Date]

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Funds' fees and expenses.
             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                                         WHEN CHARGE
                CHARGE                   IS DEDUCTED                            AMOUNT DEDUCTED
  Cost of Insurance:(1)               monthly to age 100
                                                          Guaranteed Maximum: $83.33 per $1000 of Net Amount at
                                                          Risk(2)
                                                          Guaranteed Minimum: $0.08 per $1000 of Net Amount at Risk
                                                          Guaranteed Charge for Representative insured (male, age 40, preferred rating $250,000 policy Face Amount): $0.25 per
                                                          $1000 of Net Amount at Risk for the first Policy Year
  Monthly Contract Fees:
                                        Policy Year 1     Guaranteed Maximum: $35
                                                          Current: $30
                                        Policy Year 2+    Guaranteed Maximum: $15
                                                          Current: $10
  Mortality & Expense Risk Fee             monthly
                                                          Guaranteed: 1.00% (annualized) of the Separate Account Cash
                                                          Value
                                                          Current:

                                                   SEPARATE ACCOUNT  YEARS   YEARS   YEARS   YEARS
                                                   CASH VALUE         1-5    6-10    11-20    21+
                                                   < $25,000         0.70    0.70    0.45    0.30
                                                   $25,000-$49,999   0.70    0.65    0.40    0.25
                                                   $50,000-$74,999   0.70    0.60    0.35    0.20
                                                   $75,000-$99,999   0.70    0.55    0.30    0.15
                                                   $100,000-$149,999 0.70    0.50    0.25    0.10
                                                   $150,000 or
                                                    greater          0.70    0.45    0.20    0.05
                                                   If your policy contains
                                                    ACSV:
                                                   < $25,000          1.0     1.0    0.45    0.30
                                                   $25,000-$49,999    1.0     1.0    0.40    0.25
                                                   $50,000-$74,999    1.0     1.0    0.35    0.20
                                                   $75,000-$99,999    1.0     1.0    0.30    0.15
                                                   $100,000-$149,999  1.0     1.0    0.25    0.10
                                                   $150,000 or
                                                    greater           1.0     1.0    0.20    0.05


  Per Thousand Charge                      monthly        Guaranteed: .07 per $1,000 of Face Amount plus the face
                                                          amount of the Term Insurance Rider. (charged for all months)
                                                          Current: .07 per $1,000 of Face Amount plus the face amount of the Term Insurance Rider. (charged only for the first 60 months)
  Riders:                             all monthly until
                                        rider expires
      --  Guaranteed Insurability                         Maximum: $0.46 per $1,000 of GIR face amount
       (GIR)(3)
                                                          Minimum: $0.08 per $1,000 of GIR face amount
                                                          Representative insured: $0.23 per $1,000 of GIR face amount for the first Policy Year
      --  Insurance Exchange                              A one-time payment may be required upon exercise, depending upon the Cash Surrender Value of the existing and new
                                                          policies at the time of the exchange.
      --  Life Extension Benefit(3)                       Maximum: $0.1158 per $1,000 of Face Amount
                                                          Minimum: $0.0001 per $1,000 of Face Amount
                                                          Representative insured: $0.007 per $1,000 of Face Amount
      --  Monthly Deduction                               Maximum: 77% of monthly charges
       Waiver(3)
                                                          Minimum: 8% of monthly charges
                                                          Representative insured: 11% of monthly charges for the first
                                                          Policy Year
      --  Spouses Paid-up Insurance                       No charge
          Purchase Option
      --  Term Insurance Benefit                          Maximum: $83.33 per $1,000 of TIR face amount
       (TIR)(3)                                           Minimum: $0.08 per $1,000 of TIR face amount
                                                          Representative insured: $0.25 per $1,000 of TIR face amount for the first Policy Year
  Loan Interest                            monthly        Current: 4% for the first 10 years and 3% for years 11 and subsequent
                                                          Guaranteed: 6% annually

(1) This cost varies based on individual characteristics, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular costs of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(2) Net amount at risk is equal to the difference between the Life Insurance Benefit and the policy's Cash Value. See "Life Insurance Benefit Options" for more information.
(3) This charge varies based on individual characteristics, and the charge shown may not be representative of the charge you will pay. The "Representative insured" charge is for a male, aged 40, preferred rating, with a $250,000 policy Face Amount. To obtain more information about particular rider charges as they apply to your policy, please contact your registered representative.

     The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2005. Fund expenses may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund.

Fund Annual Operating Expenses (expenses that are deducted from Fund assets)(1)

                                                                      MINIMUM   MAXIMUM
                                                                      -------   -------
        Total Annual Fund Companies' Operating Expenses(2)..........   0.34%     1.66%

   ---------------------
   (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2005. This information is provided by the Funds and their agents, and is based on 2005 expenses. We have not verified the accuracy of this information.
   (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, and other expenses.

                              FUND ANNUAL EXPENSES

  -----------------------------------------------------------------------------------------------------------------------
                                                                                           TOTAL FUND
                                                                                             ANNUAL
                                                                          ESTIMATED         EXPENSES          EXPENSE
                                                                          UNDERLYING         (BEFORE           WAIVER
                                ADVISORY   ADMINISTRATION     OTHER     PORTFOLIO FEES       EXPENSE           AND/OR
              FUND                FEE            FEE         EXPENSES    AND EXPENSES    REIMBURSEMENTS)   REIMBURSEMENTS
  -----------------------------------------------------------------------------------------------------------------------
  MainStay VP Balanced --
  Initial Class                  0.75%(a)       0.00%         0.25%            N/A            1.00%            0.10%
  MainStay VP Conservative
  Allocation -- Initial Class    0.00%(b)       0.00%         0.41%(c)       0.61%(d)         1.02%            0.16%
  MainStay VP Growth
  Allocation -- Initial Class    0.00%(b)       0.00%         0.66%(c)       0.76%(d)         1.42%            0.41%
  MainStay VP Moderate
  Allocation -- Initial Class    0.00%(b)       0.00%         0.30%(c)       0.65%(d)         0.95%            0.05%
  MainStay VP Moderate Growth
  Allocation -- Initial Class    0.00%(b)       0.00%         0.33%(c)       0.71%(d)         1.04%            0.08%

  ----------------------------  ---------------

                                NET TOTAL FUND
                                ANNUAL EXPENSES
                                 AFTER EXPENSE
              FUND              REIMBURSEMENTS
  ----------------------------  ---------------
  MainStay VP Balanced --
  Initial Class                      0.90%
  MainStay VP Conservative
  Allocation -- Initial Class        0.86%
  MainStay VP Growth
  Allocation -- Initial Class        1.01%
  MainStay VP Moderate
  Allocation -- Initial Class        0.90%
  MainStay VP Moderate Growth
  Allocation -- Initial Class        0.96%

(a) NYLIM has agreed to waive fees and/or reimburse the Portfolio for certain expenses so that the Total Operating Expenses do not exceed 0.90% of average daily net assets for Initial Class shares.

(b) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administration Fees for these Portfolios.

(c) "Other Expenses" are based on estimated amounts for the current fiscal year. NYLIM has agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses, excluding Underlying Fund expenses, do not exceed 0.25%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

(d) The MainStay VP Conservative Allocation, MainStay VP Moderate Allocation, MainStay VP Moderate Growth Allocation, and MainStay VP Growth Allocation Portfolios (the "MainStay Asset Allocation Portfolios") invest in shares of other MainStay VP Series Fund portfolios (the "Underlying Portfolios"). Amounts shown reflect each MainStay Asset Allocation Portfolio's pro rata share of the fees and expenses of the various Underlying Portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of the date of this Prospectus.

  --------------------------------------------------------------------------------------------------------------------
                                                                                                            TOTAL FUND
                                                                                ADMINISTRATION    OTHER       ANNUAL
                              FUND                              ADVISORY FEES        FEES        EXPENSES   EXPENSE(A)
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Basic Value -- Initial Class                         0.60%(c)         0.20%         0.11%       0.91%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Bond -- Initial Class                                0.25%            0.20%         0.06%       0.51%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Capital Appreciation -- Initial Class                0.36%            0.20%         0.05%       0.61%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Cash Management                                      0.25%            0.20%         0.06%       0.51%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Common Stock -- Initial Class                        0.25%            0.20%         0.06%       0.51%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Convertible -- Initial Class                         0.36%            0.20%         0.07%       0.63%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Floating Rate -- Initial Class                       0.60%            0.00%         0.24%       0.84%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Government -- Initial Class                          0.30%            0.20%         0.07%       0.57%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP High Yield Corporate Bond -- Initial Class           0.30%            0.20%         0.06%       0.56%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Income & Growth -- Initial Class                     0.50%            0.20%         0.14%       0.84%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP International Equity -- Initial Class                0.60%            0.20%         0.12%       0.92%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Large Cap Growth -- Initial Class(b)                 0.50%            0.20%         0.10%       0.80%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Mid Cap Core -- Initial Class                        0.85%(d)         0.00%         0.09%       0.94%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Mid Cap Growth -- Initial Class                      0.75%(d)         0.00%         0.07%       0.82%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Mid Cap Value -- Initial Class                       0.70%(d)         0.00%         0.06%       0.76%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP S&P 500(R) Index -- Initial Class                    0.09%(e)         0.20%         0.05%       0.34%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Small Cap Growth -- Initial Class                    0.90%(d)         0.00%         0.09%       0.99%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Total Return -- Initial Class                        0.32%            0.20%         0.07%       0.59%
  --------------------------------------------------------------------------------------------------------------------
  MainStay VP Value -- Initial Class                               0.36%            0.20%         0.05%       0.61%
  --------------------------------------------------------------------------------------------------------------------
  Alger American Small Capitalization -- Class O Shares            0.85%            0.00%         0.06%(f)    0.91%
  --------------------------------------------------------------------------------------------------------------------
  Calvert Social Balanced Portfolio                                0.425%           0.275%        0.22%       0.92%(g)
  --------------------------------------------------------------------------------------------------------------------
  Dreyfus IP Technology Growth -- Initial Class                    0.75%            0.00%         0.06%       0.81%
  --------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Contrafund(R) -- Initial Class                   0.57%(h)         0.00%         0.09%       0.66%(i)
  --------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Equity-Income -- Initial Class                   0.47%(h)         0.00%         0.09%       0.56%(i)
  --------------------------------------------------------------------------------------------------------------------
  Janus Aspen Series Balanced -- Institutional Shares              0.55%(j)         0.00%         0.02%       0.57%
  --------------------------------------------------------------------------------------------------------------------
  Janus Aspen Series Worldwide Growth -- Institutional Shares     0.60%(j)(k)       0.00%         0.01%       0.61%
  --------------------------------------------------------------------------------------------------------------------
  Royce Micro-Cap Portfolio                                        1.25%            0.00%         0.07%       1.32%
  --------------------------------------------------------------------------------------------------------------------
  Royce Small-Cap Portfolio                                        1.00%            0.00%         0.09%       1.09%
  --------------------------------------------------------------------------------------------------------------------
  T. Rowe Price Equity Income Portfolio                            0.85%(m)         0.00%         0.00%       0.85%(n)
  --------------------------------------------------------------------------------------------------------------------
  Van Eck Worldwide Hard Assets                                    1.00%            0.00%         0.17%       1.17%
  --------------------------------------------------------------------------------------------------------------------
  Van Kampen UIF Emerging Markets Equity -- Class I                1.25%            0.25%         0.16%       1.66%(l)
  --------------------------------------------------------------------------------------------------------------------


 (a) The Fund or its agents provided the fees and charges, which are based on 2005 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

 (b) MainStay VP Large Cap Growth was formerly known as "MainStay VP Growth."

 (c) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its management fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. With NYLIM's voluntary waiver in effect for the fiscal period ended December 31, 2005, the management fee was 0.55% and Total Portfolio Operating Expenses were 0.86% for Initial Class Shares and 1.11% for Service Class Shares. This waiver may be discontinued at any time without notice.

 (d) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administration Fees for this Investment Division.

 (e) The Advisory Fee for the Portfolio is an annual percentage of the Fund's daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.

 (f) Includes Administration Fees.

 (g) Expenses are based on expenses for the Portfolio's most recent fiscal year. Management fees include the Subadvisory fees paid by the Advisor ("Calvert"), to the Subadvisors, and the administrative fee paid by the Portfolio to Calvert Administrative Services Company, an affiliate of Calvert.

 (h) The fees designated as "Advisory Fees" reflect "Management Fees".

 (i) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Fidelity(R) VIP Contrafund(R) and 0.55% for Fidelity(R) VIP Equity-Income. These offsets may be discontinued at any time.

 (j) The "Management Fee" is the investment advisory fee paid by the Portfolios to Janus Capital.

 (k) Effective February 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.

 (l) The Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio, excluding certain investment related expenses such as foreign country tax expenses and interest on borrowing, of 1.65% for Class I shares. The adviser may terminate this voluntary waiver at any time at its sole discretion. After such reductions, the advisory fees, administration fees, other expenses and total expenses, would have been 1.24%, 0.25%, 0.16% and 1.65% respectively.

(m) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."

 (n) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non recurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.

                                  DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial withdrawals. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit option 3.

ALTERNATIVE CASH SURRENDER VALUE ("ACSV"): For eligible policies, an amount equal to the Cash Surrender Value plus the sum of all sales expense charges and monthly per thousand Face Amount charges amortized over the first ten Policy Years.

BUSINESS DAY: Day on which the New York Stock Exchange is open for regular trading.

CASH SURRENDER VALUE: The Cash Value less, any surrender charges that may apply, and less any unpaid loan and accrued interest. This is the amount we will pay you if you surrender your policy. See "Surrenders" for more information.

CASH VALUE: The total value of your policy's accumulation units in the Separate Account, plus any amount in the Fixed Account, and DCA Plus Account.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") ACCOUNT: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The base face amount, plus the face amount of the Term Insurance Rider ("TIR"), if in effect, plus or minus any changes made to the face amount of the TIR. The base face amount is the initial face amount as shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

IVR:  Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The benefit calculated under the life insurance benefit option you have chosen.

MONTHLY DEDUCTION DAY: The date that we deduct your monthly contract charge, monthly per thousand Face Amount charge, cost of insurance charge, and any rider charges from your policy's Cash Surrender Value, and the date that we deduct the Mortality and Expense Risk charges from the Cash Surrender Value allocated to the Separate Account. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value. See "Life Insurance Benefit Options" for more information.

NON-QUALIFIED POLICY: A policy issued to a person, or an entity other than an employee benefit plan that qualifies for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve- month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-l, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Investment Divisions.

SURRENDER CHARGE PREMIUM: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.

TARGET PREMIUM: A factor that is used in determining the sales expense charge to be deducted from your premium payments. The Target Premium is found on the Policy Data Page.

VPSC:  Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See, "How To Reach Us For Policy Services" for more information.
                          MANAGEMENT AND ORGANIZATION

                                    INSURER

           New York Life Insurance and Annuity Corporation ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                               51 Madison Avenue
                               New York, NY 10010

                                  YOUR POLICY

     VUL Provider is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The policy offers life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes to the Face Amount of the policy, loans, withdrawals and Face Amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 investment options, including the Investment Divisions, the Fixed Account, and/or the DCA Plus Account.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate

Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     STATE VARIATIONS Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations, because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also, see Appendix B for a summary of state variations.

                           ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC's Fixed Account or DCA Plus Account or any other separate account of NYLIAC. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 36 Investment divisions available under this policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains, or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

     (See the SAI for more information.)

THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

     The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account and DCA Plus Account are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, generally, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at either of the following Variable Product Service Center ("VPSC") addresses:

NYLIAC                                       NYLIAC
Variable Products Service Center             Variable Products Service Center
Madison Square Station                       51 Madison Avenue
P.O. Box 922                                 Room 651
New York, NY 10159                           New York, NY 10010

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR").

     It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

     Faxed requests are not acceptable and will not be honored at any time. Additionally, we will not accept e-mails of imaged, signed service requests, other than those received through our Virtual Service Center that have passed all security protocols that identify the policyowner.

     -- VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policyowners or trusts that own policies.

     To enable you to access the VSC and IVR, we will send you a Personal Identification Number ("PIN"). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. We may revoke VSC and IVR privileges for certain policyowners. (See "Limits on Transfers".)

     We make the VSC and the IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable.

     -- VSC

     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

     - e-mail your registered representative or the Variable Products Service Center;

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - change your address;

     - obtain service forms; and

     - reset your PIN.

     -- IVR

     The IVR is available 24 hours a day, seven days a week. Calls may be recorded for your protection.

     The IVR enables you to:

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - request a loan on your policy; and

     - speak with one of our Customer Service Representatives Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

     By completing a Telephone Request Form, you can authorize a third party to access your policy information, and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

     NYLIAC does not permit current and former Registered Representatives to have authorization to request transactions on behalf of their clients. Authorization to these Registered Representatives will be limited to accessing policy information only.

FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the prospectuses, which are found at the end of the policy's prospectus. The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

------------------------------------------------------------------------------------------------------------------------
                   FUND                                INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:                Adviser: New York Life Investment
                                                    Management LLC ("NYLIM")
  --MainStay VP Balanced                               Subadviser: NYLIM               - Seeks high total return.
    --Initial Class
  --MainStay VP Basic Value--Initial Class    Subadviser: The Dreyfus Corporation      - Capital appreciation.
                                                          ("Dreyfus")
  --MainStay VP Bond--                                       NYLIM                     - Seeks highest income over the
    Initial Class                                                                      long term consistent with
                                                                                         preservation of principal.
  --MainStay VP Capital Appreciation--     Subadviser: MacKay Shields LLC ("MacKay")   - Seeks long-term growth of
    Initial Class                                                                      capital. Dividend income, if any,
                                                                                         is an incidental consideration.
  --MainStay VP Cash Management                        Subadviser: MacKay              - Seeks as high a level of
                                                                                       current income as is considered
                                                                                         consistent with the
                                                                                         preservation of capital and
                                                                                         liquidity.
  --MainStay VP Common Stock--                               NYLIM                     - Seeks long-term growth of
    Initial Class                                                                      capital, with income as a
                                                                                         secondary consideration.
  --MainStay VP Conservative Allocation--                    NYLIM                     - Seeks current income and,
    Initial Class                                                                        secondarily, long-term growth
                                                                                         of capital.
  --MainStay VP Convertible--                          Subadviser: MacKay              - Seeks capital appreciation
    Initial Class                                                                      together with current income.
  --MainStay VP Floating Rate--                        Subadviser: NYLIM               - Seeks to provide high current
    Initial Class                                                                        income.
  --MainStay VP Government--                           Subadviser: MacKay              - Seeks high level of current
    Initial Class                                                                      income, consistent with safety of
                                                                                         principal.
  --MainStay VP Growth Allocation--Initial                   NYLIM                     - Seeks long-term growth of
    Class                                                                                capital.
  --MainStay VP High Yield Corporate                   Subadviser: MacKay              - Maximize current income through
    Bond--Initial Class                                                                  investment in a diversified
                                                                                         portfolio of high yield, high
                                                                                         risk debt securities. Capital
                                                                                         appreciation is a secondary
                                                                                         objective.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                   FUND                                INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------
 MainStay VP Series Fund, Inc.
 (continued):
  --MainStay VP Income & Growth--           Subadviser: American Century Investment    - Dividend growth, current income
    Initial Class                                       Management, Inc.               and capital appreciation.
  --MainStay VP International                          Subadviser: MacKay              - Seeks long-term growth of
    Equity--Initial Class                                                              capital commensurate with an
                                                                                         acceptable level of risk by
                                                                                         investing in a portfolio
                                                                                         consisting primarily of non-
                                                                                         U.S. equity securities. Current
                                                                                         income is a secondary
                                                                                         objective.
  --MainStay VP Large Cap Growth--Initial         Subadviser: Winslow Capital          - Seeks long term growth of
    Class                                               Management, Inc.                 capital.
    (formerly MainStay VP Growth--Initial
    Class)
  --MainStay VP Mid Cap Core--                               NYLIM                     - Seeks long-term growth of
    Initial Class                                                                      capital by investing primarily in
                                                                                         common stocks of U.S. companies
                                                                                         with market capitalizations
                                                                                         similar to those companies in
                                                                                         the Russell Midcap(R) Index.
  --MainStay VP Mid Cap Growth--Initial                Subadviser: MacKay              - Seeks long-term growth of
    Class                                                                              capital by investing primarily in
                                                                                         common stocks of U.S. companies
                                                                                         with market capitalizations
                                                                                         similar to those companies in
                                                                                         the Russell Mid Cap Growth
                                                                                         Index.
  --MainStay VP Mid Cap Value--                        Subadviser: MacKay              - Realize maximum long-term total
    Initial Class                                                                        return from a combination of
                                                                                         capital appreciation and
                                                                                         income.
  --MainStay VP Moderate Allocation--                        NYLIM                     - Seeks long-term growth of
    Initial Class                                                                      capital and, secondarily, current
                                                                                         income.
  --MainStay VP Moderate Growth                              NYLIM                     - Seeks long-term growth of
    Allocation--Initial Class                                                          capital and, secondarily, current
                                                                                         income.
  --MainStay VP S&P 500 Index--                              NYLIM                     - Seeks to provide investment
    Initial Class                                                                      results that correspond to the
                                                                                         total return performance
                                                                                         (reflecting reinvestment of
                                                                                         dividends) of common stocks in
                                                                                         the aggregate, as represented
                                                                                         by the S&P 500(R) Index.
  --MainStay VP Small Cap Growth--Initial              Subadviser: MacKay              - Seeks long-term capital
    Class                                                                              appreciation by investing
                                                                                         primarily in equities of
                                                                                         companies with market
                                                                                         capitalizations similar to
                                                                                         those in the Russell 2000(R)
                                                                                         Index.
  --MainStay VP Total Return--                         Subadviser: MacKay              - Seeks current income consistent
    Initial Class                                                                      with reasonable opportunity for
                                                                                         future growth of capital and
                                                                                         income.
  --MainStay VP Value--                                Subadviser: MacKay              - Realize maximum long-term total
    Initial Class                                                                        return from a combination of
                                                                                         capital growth and income.
------------------------------------------------------------------------------------------------------------------------
 The Alger American Fund:
  --Alger American Small                          Fred Alger Management, Inc.          - Long-term capital appreciation
    Capitalization--Class O Shares                                                     by focusing on small,
                                                                                         fast-growing companies that
                                                                                         offer innovative products,
                                                                                         services or technologies to a
                                                                                         rapidly expanding marketplace.
------------------------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.:
  --Calvert Social Balanced Portfolio      Adviser: Calvert Asset Management Company,  - CVS Social Balanced seeks to
                                                              Inc.                       achieve a competitive total
                                                   Subadvisers: Brown Capital            return through an actively
                                                      Management, Inc. and               managed Portfolio of stocks,
                                                  SsgA Funds Management, Inc.,           bonds and money market
                                                         New Amsterdam                   instruments which offer income
                                                         Partners, LLC                   and capital growth opportunity
                                                                                         and which satisfy the
                                                                                         investment and social criteria.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                   FUND                                INVESTMENT ADVISER                    INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios:
  --Dreyfus IP Technology Growth Initial            The Dreyfus Corporation            - The Portfolio seeks capital
    Shares                                                                               appreciation. To pursue this
                                                                                         goal, the Portfolio normally
                                                                                         invests at least 80% of its
                                                                                         assets in the stocks of growth
                                                                                         companies of any size that
                                                                                         Dreyfus believes to be leading
                                                                                         producers or beneficiaries of
                                                                                         technological innovation.
------------------------------------------------------------------------------------------------------------------------

 Fidelity Variable Insurance Products
 Fund:
  --Fidelity(R) VIP Contrafund(R) Initial        Adviser: Fidelity Management &        - Seeks long-term capital
    Class                                               Research Company                 appreciation.
                                              Subadvisers: FMR Co., Inc. ("FMRC")
                                            Fidelity Management & Research (UK) Inc.
                                                 Fidelity Management & Research
                                                        (Far East) Inc.
                                               Fidelity Investments Japan Limited
  --Fidelity(R) VIP Equity-Income--                     Subadviser: FMRC               - Seeks reasonable income by
    Initial Class                                                                      investing primarily in
                                                                                         income-producing equity
                                                                                         securities. In choosing these
                                                                                         securities, the Fund will also
                                                                                         consider the potential for
                                                                                         capital appreciation. The
                                                                                         Fund's goal is to achieve a
                                                                                         yield that exceeds the
                                                                                         composite yield on the
                                                                                         securities comprising the S&P
                                                                                         500(R).
------------------------------------------------------------------------------------------------------------------------

 Janus Aspen Series:
  --Janus Aspen Series Balanced                   Janus Capital Management LLC         - Long-term capital growth,
    Institutional Shares                                                               consistent with the preservation
                                                                                         of capital and balanced by
                                                                                         current income.
  --Janus Aspen Series Worldwide                                                       - Long-term growth of capital in
    Growth--Institutional Shares                                                       a manner consistent with the
                                                                                         preservation of capital.
------------------------------------------------------------------------------------------------------------------------

 Royce Capital Fund:
  --Royce Micro-Cap Portfolio                       Royce & Associates, LLC            - Seeks long-term growth of
                                                                                         capital.
  --Royce Small-Cap Portfolio                                                          - Seeks long term growth of
                                                                                       capital by investing primarily in
                                                                                         equity securities issued by
                                                                                         small companies.
------------------------------------------------------------------------------------------------------------------------

 T. Rowe Price Equity Series, Inc.:
  --T. Rowe Price Equity Income Portfolio        T. Rowe Price Associates, Inc.        - Seeks to provide substantial
                                                                                         dividend income and also
                                                                                         long-term capital appreciation
                                                                                         through investments in common
                                                                                         stocks of established
                                                                                         companies.
------------------------------------------------------------------------------------------------------------------------

 Van Eck Worldwide Hard Assets                   Van Eck Associates Corporation        - Long term capital appreciation
                                                                                       by investing globally, primarily
                                                                                         in "hard asset securities" such
                                                                                         as energy, forest products,
                                                                                         real estate, and precious and
                                                                                         industrial metals. Income is a
                                                                                         secondary consideration.
------------------------------------------------------------------------------------------------------------------------

 The Universal Institutional Funds, Inc.:
  --Van Kampen UIF Emerging Markets                       Van Kampen*                  - Long-term capital appreciation
    Equity--Class I                                                                    by investing primarily in
                                                                                         growth-oriented equity
                                                                                         securities of companies in
                                                                                         emerging market countries.
------------------------------------------------------------------------------------------------------------------------

---------------

* Morgan Stanley Investment Management, Inc., the investment adviser to the UIF Portfolios, does business in certain instances using the name "Van Kampen."

     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 investment options for net premium payments from among the 36 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among the investment options tax free and within the limits described in this prospectus.

     The Investment Divisions offered through the VUL Provider policy and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policy and similar portfolio securities.

INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All net premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

VOTING

     We will vote the shares held in the Investment Divisions of the Separate Account of the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply when you purchase a VUL Provider policy. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                                  LOAN CHARGES

     We currently charge an effective annual loan interest rate of 4.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 6.00%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the cash value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest.

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts will never be less than the rate we charge for loan interest and the rate we credit on loaned amounts will never be 0.25% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. (See "Loans" for more information.)

2006 INTEREST RATES(1)

                                                                           YEARS 11 &
                                                              1-10 YEARS   SUBSEQUENT
                                                              ----------   ----------
Loan Interest Rate..........................................      4%           3%
Crediting Rate..............................................      3%           3%

---------------
(1) Loans will reduce the policy's cash value and death benefit. Loan interest rates and interest crediting rates are not guaranteed and are subject to change without notice. The maximum loan interest rate is 6%.

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge, a state tax charge, and a federal tax charge.

SALES EXPENSE CHARGE

     -- Target Premium--We assess a sales expense charge based on your policy's
        Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target

        Premium on the Policy Data Page of your policy. Your Target Premium will change if you change the Face Amount of your policy.

        -- Premiums Up to the Target Premium--We deduct a current sales expense charge of 6.75% of the premium payment in Policy Years 1-5 up to the Target Premium and 2.75% of the premium payment in Policy Years 6 and subsequent up to the Target Premium.

        -- Premiums Over the Target Premium--Once premiums equal to the Target Premium for the Policy Year have been paid, we deduct a sales expense charge of 4.25% from any additional premiums paid in Policy Years 1-5; and 0.75% from any additional premiums paid in Policy Years 6 and subsequent.

     -- Guaranteed Maximum--We can change this charge at any time, but we guarantee that any sales expense charge we deduct will never exceed 6.75% of any premiums paid.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners ranging from 0% to 3.5% of premium payments. (This tax may be higher in certain U.S. territories.)

     -- We currently deduct a charge of 2% of each premium payment you make, or $20 per $1000 of premium, as a state tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     -- We currently deduct a charge of 1.25% of each premium payment you make, or $12.50 per $1000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                      DEDUCTIONS FROM CASH SURRENDER VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, a per thousand Face Amount charge, a Mortality and Expense Risk charge and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     Each Monthly Deduction Day we deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, recordkeeping, processing claims, and communicating with policyowners.

     We currently deduct a monthly contract charge of $30 per month from policies in their first Policy Year, and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $35 per month as the monthly contract charge during the first Policy Year, and $15 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

     Each Monthly Deduction Day we deduct a charge from the Cash Surrender Value for the cost of providing a Life Insurance Benefit to you. This charge is calculated by multiplying the Net Amount at Risk by the monthly cost of insurance rate and adding any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The Net Amount at Risk is equal to the difference between the policy's Life Insurance Benefit and its Cash Value. The Life Insurance Benefit varies based on the Life Insurance Benefit option chosen. The Cash Value varies based on the performance of the Investment Divisions selected, outstanding loans (including loan interest), charges and premium payments.

     We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue age, gender, underwriting class, and Policy Year. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The monthly cost of insurance charge also depends on the Face Amount of the policy plus the amount of any term insurance in effect on the Primary Insured. We calculate the cost of insurance separately for the initial face amount and for any increase in Face Amount. If you request and we approve an increase in your policy's Face Amount, then a different rate class (therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of increase. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. If the insured is a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Composite Mortality Table.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

     For each of the first 60 Monthly Deduction Days, a per thousand Face Amount charge will be deducted. This charge is equal to $0.07 per $1,000 of the policy's Face Amount plus any term insurance benefit. We do not currently deduct a per thousand Face Amount charge after the first 60 Monthly Deduction Days, but we may deduct this charge in the future. The per thousand face amount charge will never exceed $0.07 per $1,000 for any month.

RIDER CHARGES

     Each month, we will deduct any applicable charges for those optional riders you have chosen. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate policy expenses. These include the monthly cost of insurance, the monthly cost of any riders on the policy, the monthly contract charge, the per thousand Face Amount charge, and the Mortality and Expense Risk charge. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, the DCA Plus Account, or a combination of the three.

     If the values in these specified Investment Divisions are insufficient to pay these charges, we will deduct as much of the charges as possible from the remaining Investment Divisions. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned amount in the Fixed Account and/or DCA Plus Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE

     -- Current--We currently deduct a monthly Mortality and Expense Risk charge based on Cash Value in the Separate Account and duration. The Mortality and Expenses Risk Charge can be reduced based on Separate Account Cash Value and policy duration. The charge ranges from 0.70% in year one to 0.05% beginning in year 21. If your policy contains the ACSV Benefit, the monthly Mortality and Expense Risk charge will be 1.00% in the first ten Policy Years.

     -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 1.00%, or $10 per $1000, of the cash value in the Separate Account.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the net asset value. The net asset value reflects the relevant Funds' advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectus. See "Fund Annual Expenses" for more information.

                              TRANSACTION CHARGES

SURRENDER CHARGES

     The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the Face Amount of your policy (including a decrease in the Face Amount that results from changing the Life Insurance Benefit option or from a partial withdrawal) during the first ten Policy Years, or within ten years after you increase the Face Amount, we will deduct a surrender charge. The maximum charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) equals 100% of the Surrender Charge Premium. Since the percentage used to calculate (b) is lower in later Policy Years, the maximum surrender charge is reduced over time.

                                                              PERCENTAGE
POLICY YEAR                                                    APPLIED
-----------                                                   ----------
1...........................................................     100%
2...........................................................      95%
3...........................................................      89%
4...........................................................      84%
5...........................................................      78%
6...........................................................      73%
7...........................................................      67%
8...........................................................      60%
9...........................................................      54%
10..........................................................      47%

     For example, a male insured aged 40, preferred class, with a planned annual premium of $10,000 and a Surrender Charge Premium of $10,924 for a Face Amount of $400,000, who has elected Life Insurance Benefit option 1, would pay a surrender charge of $5,000 if he surrenders his policy at the end of the first Policy Year. The surrender charge is calculated as the lesser of (a) or (b) as follows:

     (a) = 50% of 10,000 = $5,000; and

     (b) = 100% of Surrender Charge Premium = $10,924.

     Since (a) is less than (b), the surrender charge would be $5,000.

     If the policy remains in force, no surrender charge is assessed. See the SAI for an additional example of how the surrender charge is calculated. For policies issued with ACSV a surrender charge will not be assessed on a full surrender of all NYLIAC policies that include an ACSV.

PARTIAL WITHDRAWAL

     In addition to any applicable surrender charges, a partial withdrawal charge not to exceed $25 may apply upon any partial withdrawal.

TRANSFER CHARGE

     We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

EXERCISE OF LIVING BENEFITS RIDER OR INSURANCE EXCHANGE RIDER

     A one-time charge will apply if you exercise the Living Benefits Rider. A payment may be required if you exercise the Insurance Exchange Rider.

                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contract owner), the PRIMARY INSURED and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the Face Amount

     -- choose a different Life Insurance Benefit (except a change to Option 3)

     -- add/delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the Cash Surrender
        Value of the policy

     The current policyowner (on Non-Qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing account. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information as well.

PRIMARY INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.

BENEFICIARY: This person (persons) receives the proceeds of the policy at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The policy provides life insurance protection on the Primary Insured, and pays Policy Proceeds when that insured dies while the policy is in effect. The policy offers: (1) flexible premium payments, where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy's Cash Surrender Value through loan and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (on policies issued with an ACSV, face increases will not be permitted in the first ten Policy Years); (5) a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum premiums have been paid (not available in New Jersey and Texas); (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, consisting of 36 Investment Divisions, a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate.

     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Primary Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions. Except in New Jersey and Texas, we guarantee that the policy will not lapse during the first three Policy Years, so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium, shown on your Policy Data Page, multiplied by the number of months the policy has been in force.

     VUL Provider offers you a choice of: (1) a level Life Insurance Benefit equal to the Face Amount of your policy, (2) a Life Insurance Benefit which varies and is equal to the sum of your policy's Face Amount and Cash Value, or
(3) a Life Insurance Benefit that varies and equals the sum of your policy's Face Amount and the Adjusted Total Premiums. If you choose Option 2, the Life Insurance Benefit will increase or decrease depending on the performance of the investment options you select. However, your policy's Life Insurance Benefit will never be less than the Face Amount of your policy.

HOW THE POLICY IS AVAILABLE

     VUL Provider is available as a Non-Qualified Policy for issue ages 18-65 with a minimum policy Face Amount of $100,000.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

                                   CASH VALUE

     The Cash Value of this policy at any time is equal to the total value of your policy's accumulation units in the Separate Account plus the amount in the Fixed Account and/or DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account and/or DCA Plus
        Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. See "Partial Withdrawals and Surrenders" for details about surrendering your policy.

      INVESTMENT DIVISIONS, THE FIXED ACCOUNT, AND/OR THE DCA PLUS ACCOUNT

     When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the net premium. We allocate the net premium among your selected Investment Divisions available under the policy (See, "Funds and Eligible Portfolios" for the list of available Investment Divisions) and the Fixed Account, and within limits the DCA Plus Account, based on your instructions. You can choose a maximum of 21 investment options for net premium allocation from among the 36 Investment Divisions, the Fixed Account, and/or the DCA Plus Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT AND/OR DCA PLUS ACCOUNT

     You can choose to allocate all or part of your net premium payments to the Fixed Account and, within limits, to the DCA Plus Account. The amount you have in the Fixed Account equals:

          (1) the sum of the net premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account (no transfers can be made into the DCA Plus Account);

     plus (3) any interest credited to the Fixed Account and/or DCA Plus
Account;

     less (4) any amounts you have withdrawn from the Fixed Account and/or DCA
              Plus Account;

     less (5) any charges we have deducted from the Fixed Account and/or DCA
              Plus Account;

     less (6) any transfers you have made from the Fixed Account or DCA Plus
              Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, FIXED ACCOUNT AND DCA PLUS ACCOUNT

     You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 investment options, which include the 36 Investment Divisions and/or Fixed Account.

     You can request a transfer under the following conditions:

     -- Maximum Transfer--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5000.

       During any period when the interest rate credited on the amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (ii) $5,000. However, this limit will not apply if the Primary Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year that the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the

        Fixed Account. Minimum transfer limitations do not count on transfers made from DCA Plus to the Investment Division or the Fixed Account.

     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

     -- reject a transfer request from you or from any person acting on your behalf

     -- restrict the method of making a transfer

     -- charge you for any redemption fee imposed by an underlying Fund

     -- limit the dollar amount, frequency or number of transfers.

     Currently, if you or someone acting on your behalf requests EITHER IN WRITING, BY TELEPHONE AND/OR ELECTRONICALLY transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer that exceeds an amount that we determine in our sole discretion, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that exceeds either of these limits, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier. We will provide you with written notice when we take this action.

     We currently do not include transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within 60 days of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options in these limitations. However, we reserve the right to include them in the future.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transfer activity.

     -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       (1) an adverse effect on portfolio management, such as:

                a) impeding a portfolio manager's ability to sustain an investment objective;

                b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

                c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

       (2) increased administrative and Fund brokerage expenses.

       (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, DCA Plus Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

     (1) submit your request in writing on a form we approve to the Variable Products Service Center ("VPSC") at: Madison Square Station, P.O. Box 922, New York, NY 10159(or any other address we indicate to you in writing);

     (2) use the Interactive Voice Response system at 800-598-2019;

     (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 am and 6:00 pm Eastern Time; or

     (4) make your request through the Virtual Service Center.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after 4:00 pm Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)

ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits by selecting one or more optional riders. With the exception of the Insurance Exchange Rider*, Living Benefits Rider, and the Spouse's Paid-Up Insurance Purchase Option Rider, which are available without any additional charge, any Riders you choose will have their own charges. In addition a one-time charge is assessed if the Living Benefits Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised (See "Table of Fees and Expenses" for more information). All riders can be elected at any time, subject to age restrictions, provided they are available in your state of issue.

     -- GUARANTEED INSURABILITY RIDER: This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can be either a new policy on the life of the insured or an increase to the existing policy's Face Amount.

     -- INSURANCE EXCHANGE RIDER (NOT AVAILABLE ON POLICIES THAT CONTAIN THE
        ACSV BENEFIT.): This rider allows you to exchange the policy for a new NYLIAC VUL Provider policy issued on a new insured using values from your original policy. This rider is included in the policy at no additional cost. (See "Federal Income Tax Implications" for more information about the tax implications of exercising this rider.) This rider may only be exercised once under the policy.

     -- LIFE EXTENSION BENEFIT RIDER: This rider becomes effective on the policy anniversary on which the insured is age 100. Under this rider, the Life Insurance Benefit will continue equal to the Life Insurance Benefit of the policy. Without this rider, on the policy anniversary on which the Primary insured reaches age 100, the Life Insurance Benefit would equal the policy's Cash Value.

     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN MOST
        JURISDICTIONS): Under this rider, if the Primary Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit.

     -- MONTHLY DEDUCTION WAIVER RIDER: This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy

---------------
* Not available on policies that contain the ACSV Benefit.

        anniversary on which the insured is age 65. When disability begins on or before age 60 and continues to age 65, deductions will be waived to age
        100. If disability begins after age 60 and before age 65, deductions will be waived to age 65. Deductions will not be waived for a disability beginning on or after age 65.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER: This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies.

     -- TERM INSURANCE BENEFIT RIDER: This rider provides term insurance only on the Primary Insured. You can convert the term insurance provided by this rider or drop the rider without incurring surrender charges. Evidence of insurability is not needed in order to convert this rider to the base policy. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the Primary Insured is age 65, provided the policy is in effect. A conversion would result in an increase in base policy face amount.

     See the SAI for more information about riders including information about the tax implications of certain riders).

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- DOLLAR COST AVERAGING: Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. (See the SAI for more information.)

     -- DOLLAR COST AVERAGING PLUS ("DCA PLUS") (MAY BE DISCONTINUED AT ANY
        TIME): DCA Plus permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment is made. DCA Plus must be elected at the time your policy is issued. (See the SAI for more information.)

     -- AUTOMATIC ASSET REALLOCATION: If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. (See the SAI for more information.)

     -- INTEREST SWEEP: You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. (See the SAI for more information.)

     -- UPROMISE ACCOUNT RIDER (AVAILABLE ONLY AT THE TIME OF APPLICATION, IN
        JURISDICTIONS WHERE APPROVED): The Upromise Rider is available for Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $25 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. (See the SAI for more information.)

MATURITY DATE

     Unless the Life Extension Benefit Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy less any loans and any interest due on loans.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

     (1) to receive the Cash Surrender Value of your policy; or

     (2) to continue the policy without having to pay any more cost of insurance charges or monthly charges.

     If you continue the policy, we will continue to assess the Mortality and Expense Risk charge on the cash value remaining in the Investment Divisions and Fund charges. The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See, "Federal Income Tax Considerations" for more information. If you do not elect an option, the policy will automatically continue.

     If you choose to surrender your policy, you must submit a signed request to VPSC located at: Madison Square Station, P.O. Box 922, New York, N.Y. 10159 (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either (1) transfer the entire Separate Account value to the Fixed Account of your policy or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, gender, risk classification, and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a written request.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary payment for your exchange at VPSC located at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of any cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the insured is age 100.

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges, the No Lapse Guarantee is not in effect, and if you reach the end of the late period and have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you chose.

     -- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021. Acceptance of initial and additional premium payments is subject to our suitability standards.

RISK OF MINIMALLY FUNDED POLICIES

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4 p.m. Eastern Time. Any premiums received after the close of business will be credited to your policy on the next Business Day.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days (the "Free Look Period") after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits.

     We will allocate premium payments you make with your application or during the free look period to our General Account until 20 days after issue. We will then allocate the net premiums plus any accrued interest to the Investment Divisions you have selected.

     If you cancel your policy, we will pay you only the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments which we have already paid to you.

     You can return the policy to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom it was purchased.

PREMIUM PAYMENTS

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021. Acceptance of initial and additional premium payments is subject to our suitability standards. When we receive a premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the "net premium." We apply the net premium to the Investment Divisions and/or Fixed Account and/or DCA Plus Account, according to your instructions.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. See "Life Insurance Benefit Options" for more information.

     For premium payments you make during the free look period, we apply your net premium, which is the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to our General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form.

CHECK-O-MATIC

     Check-O-Matic is a system that allows you to authorize monthly electronic deductions from your checking account in order to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. You can submit your request in writing on a form we approve to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing)

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If an electronic ("Check-O-Matic") premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide notification that you wish to resume the arrangement and we agree to do so.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

     The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can increase or decrease the Face Amount of your policy once it is in force provided that the insured is age 65 or younger and the new Face Amount is at least $100,000. The Face Amount of your policy affects the Life Insurance Benefit to be paid. Face Amount increases are not allowed on ACSV policies in the first 10 years.

     You can request an increase in the Face Amount of your policy under certain circumstances. If an increase is approved, we will increase the face amount on the Monthly Deduction Day on or after the date we approve the increase.

     You should consider the following consequences when increasing the Face Amount of your policy:

     -- additional cost of insurance charges;

     -- an additional per-thousand charge;

     -- a new suicide and contestability period applicable only to the amount of the increase;

     -- a new ten-year surrender charge period, applicable only to the amount of the increase;

     -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC;

     -- a possible new seven-year testing period for modified endowment contract status; and

     -- under certain circumstances, it may be more advantageous to purchase additional insurance through our term insurance rider rather than increasing the policy's Face Amount.

     Under certain circumstances, you can request a decrease in the Face Amount of your policy. You should consider the following possible consequences when decreasing the Face Amount of your policy:

     -- a change in the total policy cost of insurance charge;

     -- a surrender charge applicable to the amount of the decreased Face Amount
        (we will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

     -- adverse tax consequences.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Primary Insured died. These proceeds will equal:

           1) the Life Insurance Benefit calculated under the Life Insurance Benefit option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders on the life of the Primary Insured you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the Primary Insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the insured is living by writing to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

     -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within 7 days after we receive all of the necessary requirements at VPSC located at:
Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

     Situations where payment of Policy Proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account and/or DCA Plus Account for up to 6 months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

DEATH CLAIMS

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at VPSC, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General

Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account. See "Life Insurance Benefit Options" for more information.

     We will pay Policy Proceeds in one sum unless you choose otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1 A)
        Under this option, the portion of the Policy Proceeds you choose to keep with us will bear interest each year. You may make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request, we will send you a statement of the minimum amount of each monthly payment. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

2003-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the Primary Insured is living, you can elect or change your payment option. You can also elect or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the Primary Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT OPTIONS

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's Face Amount.

       OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the Primary Insured's date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium. The Adjusted Total Premium equals the total premiums paid minus any partial withdrawals. Your Life Insurance Benefit will never be less than your policy's Face Amount.

     Under all options, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT"). You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's Cash Value, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     -- If you choose Option 3, your Life Insurance Benefit will vary with your policy's Adjusted Total Premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     (See the SAI for examples of the effect of the GPT and CVAT on sample Life Insurance Benefit options.)

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit option for your policy to Option 1 or to Option 2 while the Primary Insured is alive (changes to Option 3 are not permitted). However, we may prohibit you from changing the Life Insurance Benefit option if the change would (i) cause the Face Amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or (iii) cause the policy's Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100, or (2) when the No-Lapse Guarantee has been invoked.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

 CHANGES FROM OPTION 3 TO OPTION 1

      If you change from Option 3 to Option 1, we will increase the policy's Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same.

 CHANGES FROM OPTION 3 TO OPTION 2

      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.
      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

     In order to change your Life Insurance Benefit option, you must submit a signed request to VPSC located at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). We will change your Life Insurance Benefit option on the Monthly Deduction Day on or after the date we receive your written request. (See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase.

SUICIDE

     If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If a suicide occurs within two years of the effective date of a Face Amount increase, we will also pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for the increase.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates the insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

     You can assign this policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy if the insured is living, the partial withdrawal being requested is at least $100, and the partial withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702 or to drop below the minimum Face Amount.

AMOUNT AVAILABLE TO WITHDRAW

     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your written request. We will not allow a partial withdrawal if it would reduce the Face Amount of your policy (not including riders) below the minimum Face Amount, which is $100,000. See "The Effect of a Partial Withdrawal" for more information on how a partial withdrawal can reduce the policy's Face Amount.

REQUESTING A PARTIAL WITHDRAWAL

     You can request a partial withdrawal from your policy by sending a written request to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time.

     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day.

     When you make a partial withdrawal, we may impose a fee which will not exceed $25. You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account and/or DCA Plus Account. If you do not specify how you would like your partial withdrawal allocated, we will deduct the partial withdrawal from the Investment Divisions, the Fixed Account, and/or DCA Plus Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions, the Fixed Account, and/or DCA Plus Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable surrender charge.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

PARTIAL WITHDRAWAL SURRENDER CHARGE

     A partial withdrawal may result in a decrease in your policy's Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge that we would charge if you were to surrender your policy after the decrease.

PERIODIC PARTIAL WITHDRAWALS

     After the first Policy Year, you may elect to receive regularly scheduled withdrawals from the policy. These periodic partial withdrawals can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). In order to process a periodic partial withdrawal, NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following receipt of your request. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions, and the 10% penalty tax provisions may be applicable. You can specify which Investment Divisions and/or Fixed Account from which the periodic withdrawals will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. Periodic partial withdrawals (PPWs) cannot be elected when the policy's Face Amount is below the minimum Face Amount. If the policy's Cash Surrender Value falls below $2,000, the PPW arrangement will be suspended. If a PPW payment causes the policy's Face Amount to decrease, a surrender charge may apply.

THE EFFECT OF A PARTIAL WITHDRAWAL

     When you make a partial withdrawal (including a periodic partial withdrawal), we reduce your Cash Value and Cash Surrender Value by the amount of the partial withdrawal and any applicable surrender charge.

     -- OPTION 1
        If you have elected Life Insurance Benefit option 1, we reduce your policy's Face Amount by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

        (1) the Cash Value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage at the time of withdrawal, as shown on the Policy Data Page, or

        (2) zero.

     -- OPTION 2
       If you have elected Life Insurance Benefit option 2, we will not reduce your policy's Face Amount.

     -- OPTION 3
       If you have elected Life Insurance Benefit option 3, we reduce your policy's Face Amount by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

        (1) the Cash Value of the policy immediately prior to the withdrawal minus the Face Amount divided, by the applicable percentage at the time of the withdrawal, as shown on the Policy Data Page, or

        (2) the Adjusted Total Premium immediately prior to the withdrawal.

       If the above results in zero or a negative amount, there will be no adjustment in the Face Amount.

     Any decrease in the Face Amount caused by the withdrawal will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order that they took place.

     A decrease in the Face Amount may result in surrender charges.

                                   SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and/or DCA Plus Account and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any premium deductions and deductions from Cash Value that were made. You can surrender your policy for its Cash Surrender Value at any time while the insured is living. (See "Table of Fees and Expenses" and "Transaction Charges" for more information.)

ALTERNATIVE CASH SURRENDER VALUE--(ACSV) NOT APPLICABLE TO ALL POLICIES (NOT AVAILABLE IN INDIANA, MARYLAND AND NEW JERSEY)

     An ACSV Benefit may be made available at an additional cost to a Corporation, an Irrevocable Trust, or other defined policyowner class if we agree. The ACSV Benefit can be elected only at issue.

The current Mortality and Expense Risk charges will be higher, and the current crediting rate for amounts in the Fixed Account may be lower, for policies with an ACSV Benefit.

     If your policy has the ACSV Benefit, then for a period of ten years from the Policy Date, while the insured is still living, you may surrender the policy for the Alternative Cash Surrender Value. The ACSV is equal to Cash Surrender Value plus the unamortized value of the ACSV Benefit plus the full surrender charge. The cumulative ACSV Benefit is the sum of all sales expense charges and the monthly per thousand Face Amount charges deducted since the Policy Date. The ACSV Benefit will be amortized beginning with the 13th policy month and continuing through the end of the 10th Policy Year.

     Your ACSV Benefit for policy months 1 through 12, as calculated on each Monthly Deduction Day, is equal to the sum of a + b + c, where:
     (a) = the current ACSV Benefit;
     (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day; and
     (c) = the current month's per thousand Face Amount charge.

     Your ACSV Benefit for policy months 13 through the end of the 10th Policy Year, as calculated on each Monthly Deduction Day, is equal to the sum of (a
+ b + c) - d, where:
           (a) = the current ACSV Benefit;
           (b) = any sales expense charges deducted from premiums paid since the last Monthly Deduction Day;
           (c) = the current month's per thousand face amount charge; and
           (d) = the current month's amortization of the ACSV Benefit.

     Upon our receipt of your request to surrender this policy in full during the first ten Policy Years, we will increase the current ACSV Benefit by any sales expense charges that have been deducted from premium payments received since the last Monthly Deduction Day. We will then pay you the ACSV.

     The ACSV Benefit is only used to calculate the Alternative Cash Surrender Value payable in the event of a full surrender of all of the NYLIAC policies you own that include an ACSV Benefit. The ACSV Benefit is not invested and will not accumulate interest. The ACSV Benefit is not included as part of Cash Surrender Value and is therefore not available for loans or partial surrenders.

     You do not receive the ACSV on a 1035 exchange, as part of a Life Insurance Benefit payment, or, unless we agree, in the event the policy is assigned. In any of these circumstances the ACSV Benefit is retained by NYLIAC.

     Upon any reinstatement of the policy, the ACSV Benefit will equal zero. We will then calculate the value of this benefit from the period beginning on the reinstatement date up to the 10th policy anniversary. At reinstatement, the amortization of the ACSV Benefit will be calculated based on the number of months remaining in the 10-year period.

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be honored at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the close of the NYSE, the requested surrender will be effective on the next Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "When We Pay Proceeds" section.

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

SURRENDER CHARGES

     If you surrender your policy during the first ten Policy Years or within ten years after you increase the Face Amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Table of Fees and Expenses" and "Transaction Charges" for more information.) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

                                     LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to the greater of:

       I. 90% of the Cash Surrender Value less, in the first Policy Year, the amount of any additional contract charge, which would apply if you were to fully surrender your policy during that time, or

       II. ((100% - a) X b) - c, where:

          a = the current loan interest rate;

          b = the policy's Cash Surrender Value; and

          c = the sum of three months of monthly deductions.

(See "Surrender Charges" for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account.

YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans including accrued loan interest. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 4%. We may increase or decrease this rate. However, the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. In Policy Years 1-10, the rate we credit on loaned amounts is 1% less than the rate we charge for policy loans. Starting in Policy Year 11 the rate we credit on loaned amounts will never be less than 0.25% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured dies.

     Currently, any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, the interest amount will be withdrawn on a pro rata basis if the interest charged would cause the amount of the borrowing to exceed the greater of (I) 90% of the Cash Surrender Value less, in the first Policy Year, the amount of any additional contract charge, which would apply if you were to fully surrender your policy during that time, or (II) ((100% - a) X b) - c, where: a = the current loan interest rate; b = the policy's Cash Surrender Value; and c = the sum of three months of Monthly Deductions.

LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Account and/or DCA Plus Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayment of loans from the DCA Plus Account will be allocated to the Fixed Account.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest

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

earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due for the next policy month and the No Lapse Guarantee is not in effect, your policy will enter a late period for 62 days after that date. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. If the late period expires without sufficient payment being made to us, we will terminate your policy without any benefits.

     If the insured dies during the late period, we will pay the Policy Proceeds to your beneficiary. We will reduce the benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the no-lapse guarantee, it may prevent your policy from terminating during the first three years.

NO-LAPSE GUARANTEE (NOT AVAILABLE IN NEW JERSEY AND TEXAS)

     The no-lapse guarantee benefit ensures that the policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (less any loans you have taken or partial withdrawals you have made) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.

     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions for the next policy month. Rather, we will deduct the charges to the extent possible. We will defer the deduction of any additional amount due until the end of the three-year no-lapse guarantee period. When this period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse.

     The no-lapse guarantee will end on the earliest of:

     -- the third policy anniversary;

     -- the date on which you change (1) the Face Amount of the policy or (2) the Life Insurance Benefit option resulting in a change in the Face Amount;

     -- the date you add or delete any riders to the policy;

     -- the date you increase or decrease any rider coverage amounts; or

     -- the date on which a change in underwriting class takes effect.

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

REINSTATEMENT OPTION

     If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy is terminated;

     -- the insured is alive; and

     -- you have not surrendered your policy for its Cash Surrender Value.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.

     If the policy lapses during the first Policy Year and is subsequently reinstated, we will deduct an additional contract charge from the Cash Value.

     Before we reinstate your policy, we must receive the following:

     (1) payment equal to the sum of (a) and (b) where:

       (a) is an amount sufficient to keep the policy in effect for at least three months. This amount will equal the monthly deduction charges, and

       (b) is 250%. The monthly deduction charges are multiplied by a factor of 250% in order to account for premium expenses and surrender charges; and

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 90 days after the end of the late period.

     We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

     During a late period, transfers may be made; however, no new loans or partial withdrawals may be taken.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax deductible reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     IRC Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in Life Insurance Benefits, but does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

     The policy provides that unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS has not issued any guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this season, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     IRC Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value Cash Surrender Value and, outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks ("Check-o-Matic"), payments forwarded by your employer ("list billing"), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How To Reach Us for Policy Services"). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a better address is obtained. Additionally, no new service request can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2005 and 2004, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2005 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2005, and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                                   APPENDIX A

                                 ILLUSTRATIONS

     The following tables demonstrate the way your policy works. The tables are based on the sex, age, underwriting class, Initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with preferred underwriting class and issue age 40 with a planned annual premium of $10,000, a Surrender Charge Premium of $6,827.50, an initial face amount of $250,000 and no riders. It assumes that the Guideline Premium Test was used and that 100% of the net premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 12%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charges are based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels, as well as a monthly Mortality and Expense Risk charge equal to 0.70% - 0.05% annualized (on a current basis) of the cash value allocated to the Separate Account. The Mortality and Expense Risk charge is reduced based on Separate Account cash value and policy duration.

     Table 2 reflects all deductions and charges under the policy and assumes that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels, as well as a monthly Mortality and Expense Risk charge equal to 1.00% annualized (on a guaranteed basis) of the cash value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.81% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 12% would correspond to illustrated net investment returns of:

     -0.81%, 5.14%, 11.09%

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, sex, and underwriting classification of the insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    TABLE 1

       FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE PROVIDER INSURANCE POLICY

                    MALE ISSUE AGE: 40, PREFERRED
                    PLANNED ANNUAL PREMIUM: $10,000
                    SURRENDER CHARGE PREMIUM: $6,827.50
                    INITIAL FACE AMOUNT: $250,000
                    LIFE INSURANCE BENEFIT OPTION 2
                    SWITCHING TO OPTION 1 IN YEAR 25

                    ASSUMING CURRENT CHARGES

                                    END OF YEAR DEATH BENEFIT(1)      END OF YEAR CASH VALUE(1)      END OF YEAR CASH SURRENDER
                                     ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS     VALUE ASSUMING HYPOTHETICAL
                                          ANNUAL INVESTMENT               ANNUAL INVESTMENT            GROSS ANNUAL INVESTMENT
                                              RETURN OF                       RETURN OF                       RETURN OF
                                    -----------------------------   -----------------------------   -----------------------------
      VALUE (1) POLICY YEAR           0%        6%         12%        0%        6%         12%        0%        6%         12%
----------------------------------  -------   -------   ---------   -------   -------   ---------   -------   -------   ---------
                1                   258,208   258,723     259,236     8,208     8,723       9,239     3,208     3,723       4,239
                2                   266,507   268,052     269,659    16,507    18,052      19,659    10,020    11,566      13,173
                3                   274,648   277,758     281,120    24,648    27,758      31,120    18,572    21,682      25,043
                4                   282,635   287,859     293,727    32,635    37,859      43,727    26,900    32,124      37,992
                5                   290,460   298,361     307,592    40,460    48,361      57,592    35,135    43,036      52,266
                6                   298,715   309,934     323,534    48,715    59,934      73,534    43,731    54,950      68,549
                7                   306,762   321,983     341,136    56,832    71,983      91,136    52,257    67,409      86,562
                8                   314,790   334,572     360,592    64,790    84,572     110,592    60,694    80,476     106,495
                9                   322,613   347,712     382,072    72,504    97,712     132,072    68,927    94,025     128,385
                10                  330,335   361,473     405,807    80,335   111,473     155,807    77,126   108,264     152,598
                15                  367,963   441,889     570,962   117,963   191,889     320,962   117,963   191,889     320,962
                20                  401,117   541,249     844,075   151,117   291,249     594,075   151,117   291,249     594,075
                25                  429,857   665,745   1,303,779   179,857   415,745   1,053,779   179,857   415,745   1,053,779

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

       FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE PROVIDER INSURANCE POLICY

                    MALE ISSUE AGE: 40, PREFERRED
                    PLANNED ANNUAL PREMIUM: $10,000
                    SURRENDER CHARGE PREMIUM: $6,827.50
                    INITIAL FACE AMOUNT: $250,000
                    LIFE INSURANCE BENEFIT OPTION 2
                    SWITCHING TO OPTION 1 IN YEAR 25

                    ASSUMING CURRENT CHARGES

                               END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)          END OF YEAR CASH SURRENDER
                               ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        VALUE ASSUMING HYPOTHETICAL
                                    ANNUAL INVESTMENT                  ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                                        RETURN OF                          RETURN OF                          RETURN OF
                             --------------------------------   --------------------------------   --------------------------------
   VALUE (1) POLICY YEAR       0%         6%          12%         0%         6%          12%         0%         6%          12%
---------------------------  -------   ---------   ----------   -------   ---------   ----------   -------   ---------   ----------
            30               429,857     665,924    2,112,110   201,798     574,072    1,820,784   201,798     574,072    1,820,784
            35               429,857     836,477    3,319,654   215,687     781,754    3,102,480   215,687     781,754    3,102,480
            40               429,857   1,100,587    5,520,683   216,742   1,048,178    5,257,794   216,742   1,048,178    5,257,794
            45               429,857   1,447,428    9,252,197   187,470   1,378,502    8,811,617   187,470   1,378,502    8,811,617
            50               429,857   1,865,849   15,296,600    75,487   1,776,999   14,568,191    75,487   1,776,999   14,568,191
            55                    --   2,306,122   24,370,211        --   2,283,289   24,128,922        --   2,283,289   24,128,922
            60                    --   2,981,086   40,787,027        --   2,981,086   40,787,027        --   2,981,086   40,787,027

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 2

       FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE PROVIDER INSURANCE POLICY

                    MALE ISSUE AGE: 40, PREFERRED
                    PLANNED ANNUAL PREMIUM: $10,000
                    SURRENDER CHARGE PREMIUM: $6,827.50
                    INITIAL FACE AMOUNT: $250,000
                    LIFE INSURANCE BENEFIT OPTION 2
                    SWITCHING TO OPTION 1 IN YEAR 25

                    ASSUMING GUARANTEED CHARGES

                                              END OF YEAR DEATH              END OF YEAR CASH              END OF YEAR CASH
                                             BENEFIT(1) ASSUMING             VALUE(1) ASSUMING         SURRENDER VALUE ASSUMING
                                          HYPOTHETICAL GROSS ANNUAL      HYPOTHETICAL GROSS ANNUAL     HYPOTHETICAL GROSS ANNUAL
                                                 INVESTMENT                     INVESTMENT                    INVESTMENT
                                                  RETURN OF                      RETURN OF                     RETURN OF
                                        -----------------------------   ---------------------------   ---------------------------
        VALUE (1) POLICY YEAR             0%        6%         12%        0%        6%        12%       0%        6%        12%
--------------------------------------  -------   -------   ---------   -------   -------   -------   -------   -------   -------
                  1                     257,473   257,959     258,446     7,473     7,959     8,446     2,473     2,959     3,446
                  2                     264,991   266,429     267,926    14,991    16,429    17,926     8,504     9,943    11,440
                  3                     272,284   275,154     278,258    22,284    25,154    28,258    16,208    19,077    22,182
                  4                     279,387   284,175     289,559    29,387    34,175    39,559    23,652    28,439    33,824
                  5                     286,274   293,473     301,893    36,274    43,473    51,893    30,949    38,148    46,568
                  6                     292,948   303,061     315,365    42,948    53,061    65,365    37,964    48,076    60,381
                  7                     299,414   312,949     330,088    49,414    62,949    80,088    44,839    58,375    75,513
                  8                     305,675   323,151     346,186    55,675    73,151    96,186    51,578    69,054    92,089
                  9                     311,704   333,648     363,766    61,704    83,648   113,766    58,017    79,961   110,079
                  10                    317,507   344,453     382,975    67,507    94,453   132,975    64,298    91,244   129,767
                  15                    342,795   403,050     509,230    92,795   153,050   259,230    92,795   153,050   259,230
                  20                    360,540   468,520     705,388   110,540   218,520   455,388   110,540   218,520   455,388
                  25                    368,555   539,163   1,010,433   118,555   289,163   760,433   118,555   289,163   760,433

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                    MALE ISSUE AGE: 40, PREFERRED
                    PLANNED ANNUAL PREMIUM: $10,000
                    SURRENDER CHARGE PREMIUM: $6,827.50
                    INITIAL FACE AMOUNT: $250,000
                    LIFE INSURANCE BENEFIT OPTION 2
                    SWITCHING TO OPTION 1 IN YEAR 25

                    ASSUMING GUARANTEED CHARGES

                               END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)          END OF YEAR CASH SURRENDER
                               ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS        VALUE ASSUMING HYPOTHETICAL
                                    ANNUAL INVESTMENT                  ANNUAL INVESTMENT               GROSS ANNUAL INVESTMENT
                                        RETURN OF                          RETURN OF                          RETURN OF
                             --------------------------------   --------------------------------   --------------------------------
   VALUE (1) POLICY YEAR       0%         6%          12%         0%         6%          12%         0%         6%          12%
---------------------------  -------   ---------   ----------   -------   ---------   ----------   -------   ---------   ----------
            30               368,555     539,163    1,445,913   112,921     367,489    1,246,477   112,921     367,489    1,246,477
            35               368,555     539,163    2,154,771    82,788     466,698    2,013,805    82,789     466,698    2,013,805
            40               368,555     635,516    3,401,806        --     602,254    3,239,815        --     605,254    3,239,815
            45                    --     805,501    5,383,787        --     767,143    5,127,416        --     767,143    5,127,416
            50                    --     993,103    8,362,341        --     945,812    7,964,134        --     945,812    7,954,134
            55                    --   1,177,943   12,582,692        --   1,166,280   12,458,111        --   1,166,280   12,458,111
            60                    --   1,474,014   20,107,390        --   1,474,014   20,107,390        --   1,474,014   20,107,390

---------------

(1) Assumes no policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                   APPENDIX B

                                STATE VARIATIONS

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's Cash
   Value on the date you return the policy, plus the charges deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

DISTRICT OF COLUMBIA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day that the Cash Surrender Value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

-- Life Extension Rider is not available.

ILLINOIS

-- Life Extension Rider is not available.

INDIANA

-- Free Look--You can return the policy to any of our registered representatives.

-- ACSV Policy is not available.

-- When We Pay Policy Proceeds--Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

MARYLAND

-- ACSV Policy is not available.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Term Insurance on Term Insurance Rider--This rider ends at age 98.

-- Life Extension Rider is not available.

MASSACHUSETTS

-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers that apply.

MICHIGAN

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of six months or less.

-- Free Look--You can return the policy to any of our registered representatives.

MONTANA

-- Variable Universal Life Provider--Is always issued on a unisex basis in Montana. Any reference in this prospectus that makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.

-- Free Look--You can return the policy to any of our registered representatives.

NEW JERSEY

-- No-Lapse Guarantee--The No-Lapse Guarantee is not available.

-- ACSV is not available.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Free Look--You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after issue of the policy we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Spouse's Paid-Up Insurance Purchase Option--This rider is not available.

-- Life Extension Rider is not available.

NORTH CAROLINA

-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.

OREGON

-- The state tax is referred to as a "Tax Charge Back." The rate may not be changed for the life of the policy.

-- Free Look--You can return the policy to any of our registered representatives.

PENNSYLVANIA

-- Misstatement of Age or Sex--In the event of such a misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the Cash Value.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

TEXAS

-- Free Look--You may return the contract within 10 days of receipt of the contract to receive a refund equal to the premiums paid.

-- Face Amount Increases--You are allowed to increase your policy's Face Amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's Face Amount only once each Policy Year.

-- Life Extension Rider is not available.

-- No Lapse Guarantee is not available.

-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.

-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.

-- Free Look--You can return the policy to any of our registered representatives.

WASHINGTON

-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of 24 months or less.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") includes additional information about VUL Provider, including information about compensation arrangements. The SAI is available without charge upon request. You can request the SAI by mail (at the Variable Products Service Center at Madison Square Station, P.O. Box 922, New York, NY 10159), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

General Information and History.............................    2
Additional Information About the Operations of the              2
Policies....................................................
Distribution and Compensation Arrangements..................   15
Underwriting a Policy.......................................   17
Additional Information About Charges........................   18
Loans.......................................................   22
Surrender of Your Policy....................................   22
Financial Statements........................................   22
NYLIAC & Separate Account Financial Statements..............  F-1
Performance Summary.........................................  P-1

     Information about VUL Provider (including the SAl) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL Provider are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative.

SEC File Number: 811-07798

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED

                                  MAY 1, 2006

                                      FOR

                        VARIABLE UNIVERSAL LIFE PROVIDER

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Variable Universal Life Provider ("VUL Provider") prospectus. You should read the SAI in conjunction with the current VUL Provider prospectus dated May 1, 2006 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at 1-800-598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in the SAI have the same meaning as in the current VUL Provider prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information and History.............................    2
Additional Information About the Operation of the
  Policies..................................................    2
Distribution and Compensation Arrangements..................   15
Underwriting a Policy.......................................   17
Additional Information About Charges........................   18
Loans.......................................................   22
Surrender of Your Policy....................................   22
Financial Statements........................................   22
NYLIAC & Separate Account Financial Statements..............  F-1
Performance Summary.........................................  P-1

     VUL PROVIDER IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                        GENERAL INFORMATION AND HISTORY

     The VUL Provider prospectus and SAI describe flexible premium variable universal life insurance policies that NYLIAC issues.

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $69.4 billion at the end of 2005. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions, and foreign tax credits that may be procured by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax-deductible reserves associated with the policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
       -- MainStay VP Balanced--Initial Class
       -- MainStay VP Basic Value--Initial Class
       -- MainStay VP Bond--Initial Class
       -- MainStay VP Capital Appreciation--Initial Class
       -- MainStay VP Cash Management
       -- MainStay VP Common Stock--Initial Class
       -- MainStay VP Conservative Allocation--Initial Class
       -- MainStay VP Convertible--Initial Class
       -- MainStay VP Floating Rate--Initial Class
       -- MainStay VP Government--Initial Class
       -- MainStay VP Growth Allocation--Initial Class
       -- MainStay VP High Yield Corporate Bond--Initial Class
       -- MainStay VP Income and Growth--Initial Class

       -- MainStay VP International Equity--Initial Class
       -- MainStay VP Large Cap Growth--Initial Class (formerly MainStay VP
          Growth)
       -- MainStay VP Mid Cap Core--Initial Class
       -- MainStay VP Mid Cap Growth--Initial Class
       -- MainStay VP Mid Cap Value--Initial Class
       -- MainStay VP Moderate Allocation--Initial Class
       -- MainStay VP Moderate Growth Allocation--Initial Class
       -- MainStay VP S&P 500 Index--Initial Class
       -- MainStay VP Small Cap Growth--Initial Class
       -- MainStay VP Total Return--Initial Class
       -- MainStay VP Value--Initial Class

     The Alger American Fund
       -- Alger American Small Capitalization--Class O Shares

     Calvert Variable Series, Inc.
       -- Calvert Social Balanced Portfolio

     Dreyfus Investment Portfolios
       -- Dreyfus IP Technology Growth--Initial Shares

     Fidelity Variable Insurance Products Fund
       -- Fidelity(R) VIP Contrafund(R)--Initial Class
       -- Fidelity(R) VIP Equity-Income--Initial Class

     Janus Aspen Series
       -- Janus Aspen Series Balanced--Institutional Shares
       -- Janus Aspen Series Worldwide Growth--Institutional Shares

     T. Rowe Price Equity Series, Inc.
       -- T. Rowe Price Equity Income Portfolio

     Royce Capital Fund
       -- Royce Micro-Cap Portfolio
       -- Royce Small-Cap Portfolio

     The Universal Institutional Funds, Inc.
       -- Van Kampen UIF Emerging Markets Equity--Class I

     Van Eck Worldwide Insurance Trust
       -- Van Eck Worldwide Hard Assets

     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise by provided by the Fund, the Fund's investment advisor, or its distributor (see "Sales and Other Agreements" below).

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. Investment Divisions may be added or deleted when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the Face Amount of your policy (Face Amount increases are not allowed on ACSV policies for the first ten years) if all of the following conditions are met:

     -- the Primary Insured is still living;

     -- the Primary Insured is age 65 or younger;

     -- the increase you are requesting is at least $5000 or more;

     -- the requested increase will not cause the policy's Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and;

     -- you submit a written application signed by the insured along with satisfactory evidence of insurability.

     We can limit any increase in the Face Amount of your policy.

     You can request a decrease in the Face Amount of your policy if both of the following conditions are met:

     -- the insured is still living; and

     -- the decrease you are requesting will not reduce the policy's Face Amount below the minimum face amount.

     We may limit any decrease in the Face Amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

                                     (a/b)

       Where: a = the sum of:

                     (1) the net asset value of the Fund share held in the
                         Separate Account for that Investment Division at the end of the current valuation day, plus

                     (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and

                b = the net asset value of the Fund share held in the Separate
                    Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

     Guaranteed Insurability Rider
     Insurance Exchange Rider
     Life Extension Benefit Rider
     Living Benefits Rider
     Monthly Deduction Waiver Rider
     Spouse's Paid-Up Insurance Purchase Option Rider
     Term Insurance Benefit Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

     -- GUARANTEED INSURABILITY RIDER

     Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 37, 40, 43, and
46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

     -- the marriage of the Primary Insured;

     -- the birth of a living child to the Primary Insured; or

     -- the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's Face Amount based on the Primary Insured's age when the policy was issued. The multiples are set forth below:

   AGE AT ISSUE                   MULTIPLE
   ------------                   --------
18-21                5 times Face Amount
22-37                2 times Face Amount
38-43                1 times Face Amount

     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

     -- INSURANCE EXCHANGE RIDER

     When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured's age and gender.

     The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.

     Before we can issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured's age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

     Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:

       (1) If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values is required.

       (2) If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange is required.

     This payment will be treated as a premium payment and will be applied to your policy.

     The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy's classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

     -- LIFE EXTENSION BENEFIT RIDER

     The cost of this rider is calculated as a monthly per thousand charge for the base policy. The percentage is shown on the Policy Data Page. This will be deducted from the policy's Cash Value on each Monthly Deduction Day and continuing until the policy anniversary on which the Primary Insured is age 100. If the policy is still in effect when the Primary Insured is age 100, the assets of your policy invested in the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to this policy will end.

     You can cancel this rider by sending us a signed written notice. This rider will end on the next Monthly Deduction Day following receipt of your request.

     -- LIVING BENEFITS RIDER

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

  -------------------------------------------------------
                     CALCULATION STEPS
  -------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  -------------------------------------------------------
  STEP 2
  Result of Step 1 X Interest factor (varies)
  -------------------------------------------------------
  STEP 3
  Result of Step 1 - Result of Step 2
  -------------------------------------------------------
  STEP 4
  Result of Step 3 - Unpaid loan - Administrative Fee
  -------------------------------------------------------

     If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     Minimum accelerated benefit amount: $25,000

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     When we make a payment under this rider we will reduce your policy's Face Amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

     Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

     -- MONTHLY DEDUCTION WAIVER RIDER

     You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

     -- If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

     -- If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the monthly deduction charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.

     We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

     In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

       -- the monthly cost of insurance for the base policy;

       -- the monthly cost of riders, if any;

       -- the monthly contract charge;

       -- the monthly per thousand charge, if any; and

       -- the monthly Mortality and Expense Risk charge.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER

     The maximum face amount of the spouse's new paid-up whole life policy is the lesser of:

       -- The maximum amount of the Policy Proceeds payable under this policy;
          or

       -- $5,000,000.

     -- FOR POLICIES ISSUED PRIOR TO MAY 13, 2005

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $5,000,000).

     -- FOR POLICIES ISSUED ON OR AFTER MAY 13, 2005

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 30 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed maximum of $2,500,000).

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse, and the spouse must consent in writing to the issuance of the new insurance.

     -- TERM INSURANCE BENEFIT RIDER

     The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

                   OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you would like the transfers to be made, within limits; and

     -- how often you would like to the transfers made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the requirements of the DCA Plus feature (see below).

     We will make Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You can specify any day of the month with the exception of the 29th, 30th or 31st of the month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Variable Products Service Center ("VPSC") at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

     You may cancel the Dollar Cost Averaging feature at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features. Dollar Cost Averaging is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Dollar Cost Averaging.

     -- DCA PLUS ACCOUNT (MAY BE DISCONTINUED AT ANY TIME)

     This feature permits you to set up automatic dollar cost averaging using a 12-month DCA Plus Account and is only available at policy issue. The DCA Plus Account will earn a fixed interest rate. This fixed interest rate will be different and generally should earn a higher rate than the Fixed Account. The guaranteed minimum interest rate is the same as Fixed Account's minimum interest rate (3% for Variable Universal Life Provider). You can request DCA Plus in addition to our existing options.

     In order to elect DCA Plus, you must allocate a minimum of $1,000 of your initial premium to the DCA Plus Account. If you do not allocate the minimum amount to the DCA Plus Account, the premium amount will be automatically applied to the Investment Divisions and/or the Fixed Account that you have specified to receive transfers from the DCA Plus Account. You must specify the Investment Divisions into which transfers from the DCA Plus Account are to be made. Amounts in the DCA Plus Account will be transferred to the Investment Divisions within a maximum of 12 monthly transfers. These monthly transfers will begin on a date selected by you. You cannot select the 29th, 30th or 31st as a date for these transfers. Transfers will be made on the same day or on the next Business Day (if the day is not a Business Day) each month for a 12-month period. The amount of transfer will be calculated at the time of the scheduled transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account. For example, the amount of the first monthly transfers our of the DCA Plus Account will equal 1/12 of the value of the DCA Plus Account on the date of the transfer. The amount of the remaining transfers will equal 1/11, 1/10, 1/9, 1/8, 1/7, 1/6, 1/5, 1/4, 1/3, 1/2, and the balance, respectively, of the value of the DCA Plus Account on the date of each transfer.

     Any subsequent premium allocated to DCA Plus that we receive during the 12 months of DCA Plus will be added to the existing balance in the DCA Plus Account and be subsequently transferred out in accordance with the remaining transfers. These subsequent premium contributions will be credited with the current interest rate for the DCA Plus Account in effect on the date the premium is received. Only new premium contributions can be added to the DCA Plus Account while active. Transfers into the DCA Plus Account are not permitted. The entire value of the DCA Plus Account will be transferred out during the 12 month period or sooner if the balance falls below $100.00. If on any given month, the amount of a transfer would leave a balance of less than $100.00 in the DCA Plus Account, the entire balance will be transferred out at this point. Once the balance of the DCA Plus Account reaches zero, DCA Plus ends. If an additional premium payment is allocated to the DCA Plus Account, after the duration period has expired or the DCA Plus Account balance has reached zero, the premium contribution will be allocated to the DCA Plus destination funds and you will be notified that your allocations should be changed to reflect the end of DCA Plus.

     You can make partial withdrawals, loans, and transfers (in addition to the automatic transfers described above) from the DCA Plus Account. Loans from the DCA Plus Account will be repaid to the Fixed Account.

     Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

     -- AUTOMATIC ASSET REALLOCATION

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th and 31st. To elect this feature, the minimum cash value you must have allocated to the Separate Account is $2500. We will suspend this feature automatically if the cash value is less than $2000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount which you must allocate among the Investment Divisions for this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next Business Day. You can specify any day of the month other than the 29th, 30th and 31st. We will not process Automatic Asset Reallocation transfers unless we have received a written request at VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159. NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     Automatic Asset Reallocation is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Automatic Asset Reallocation.

     -- INTEREST SWEEP

     You can choose to make interest sweep transfers if the amount in the Fixed Account is at least $2500. You can specify any date that you want to make these automatic transfers, with the exception of the 29th, 30th, or 31st of the month. We will not process an interest sweep transfer unless we have received a written request at the VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request.

     Interest Sweep is available when DCA Plus is in place, but funds in the DCA Plus Account are not eligible for Interest Sweep.

     -- UPROMISE

     THE UPROMISE ACCOUNT RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. The Upromise Rider is available only on Non-Qualified Policies funded directly by you (non-Section 1035 exchanged policies). For you to qualify for the benefit of this Rider, we require that you either have a valid Upromise Account at the time of application, or that you open one within 90 days of the policy delivery date, and that you register the policy with Upromise within 90 days of the policy delivery date. Once we confirm that you have met all requirements, we will deposit the amount of $25 into your Upromise Account no sooner than 30 days but no later than 60 days from the date you register the policy with Upromise. The cost basis of your VARIABLE LIFE POLICY for tax purposes will be lowered by the amount of our contribution to your Upromise Account. For additional information on the Upromise Program, you may visit the Upromise web site at www.upromise.com.

     The Upromise Account Rider will automatically terminate 90 days after the policy delivery date if at the time of application you do not have a valid Upromise Account, or you do not open one within 90 days of the policy delivery date. The Rider will also automatically terminate if you fail to register the policy with Upromise within 90 days of the policy delivery date, or if Upromise (or a successor organization) ceases operation before the onetime amount of $25 is deposited into your Upromise Account. There is no additional cost for this rider.

                        LIFE INSURANCE BENEFIT EXAMPLES
                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                        LIFE INSURANCE BENEFIT OPTION 1

EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                                    POLICY A    POLICY B
(1) Face Amount.................  $  100,000  $  100,000
(2) Cash Value..................  $   40,000  $   50,000
(3) IRC Section 7702 Percentage
    on Date of Death............        215%        215%
(4) Cash Value multiplied by
    7702 Percentage.............  $   86,000  $  107,500
(5) Death Benefit = Greater of
    (1) and (4).................  $  100,000  $  107,500

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                                    POLICY A    POLICY B
(1) Face Amount.................  $  100,000  $  100,000
(2) Cash Value..................  $   25,000  $   45,000
(3) IRC Section 7702 Percentage
    on Date of Death............        337%        337%
(4) Cash Value multiplied by
    7702 Percentage.............  $   84,250  $  151,650
(5) Death Benefit = Greater of
    (1) and (4).................  $  100,000  $  151,650

            LIFE INSURANCE BENEFIT OPTION 2
EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                                    POLICY A    POLICY B
(1) Face Amount.................  $  100,000  $  100,000
(2) Cash Value..................  $   40,000  $   90,000
(3) IRC Section 7702 Percentage
    on Date of Death............        215%        215%
(4) Cash Value multiplied by
    7702 Percentage.............  $   86,000  $  193,500
(5) Death Benefit = Greater of
    (1) + (2) and (4)...........  $  140,000  $  193,500

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                                    POLICY A    POLICY B
(1) Face Amount.................  $  100,000  $  100,000
(2) Cash Value..................  $   25,000  $   45,000
(3) IRC Section 7702 Percentage
    on Date of Death............        337%        337%
(4) Cash Value multiplied by
    7702 Percentage.............  $   84,250  $  151,650
(5) Death Benefit = Greater of
    (1) + (2) and (4)...........  $  125,000  $  151,650

                        LIFE INSURANCE BENEFIT OPTION 3

EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                                  POLICY A    POLICY B
(1) Face Amount...............  $  100,000  $  100,000
(2) Adjusted Total Premium....  $   25,000  $   25,000
(3) Cash Value................  $   50,000  $   75,000
(4) IRC Section 7702
    Percentage on Date of
    Death.....................        215%        215%
(5) Cash Value multiplied by
    7702 Percentage...........  $  107,500  $  161,250
(6) Death Benefit = Greater of
    (1) + (2) and (5).........  $  125,000  $  161,250

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                                  POLICY A    POLICY B
(1) Face Amount...............  $  100,000  $  100,000
(2) Adjusted Total Premium....  $   20,000  $   20,000
(3) Cash Value................  $   30,000  $   40,000
(4) IRC Section 7702
    Percentage on Date of
    Death.....................        337%        337%
(5) Cash Value multiplied by
    7702 Percentage...........  $  101,100  $  134,800
(6) Death Benefit = Greater of
    (1) + (2) and (5).........  $  120,000  $  134,800


                                    EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2

 Cash Value                                                          $  200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,000,000



 CHANGE FROM OPTION 2 TO OPTION 1

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,150,000
   ($1,000,000 + $150,000)

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,150,000

 CHANGE FROM OPTION 3 TO OPTION 1

 Adjusted Total Premium                                                $100,000

 Cash Value                                                            $150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change
   (1,000,000 + 100,000)                                             $1,100,000

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,100,000



 CHANGE FROM OPTION 3 TO OPTION 2

 Cash Value is greater than Adjusted Total Premium

 Adjusted Total Premium                                                $100,000

 Cash Value                                                            $200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change
   (1,000,000 - 100,000)                                               $900,000

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,100,000

 CHANGE FROM OPTION 3 TO OPTION 2

 Cash Value is less than Adjusted Total Premium

 Adjusted Total Premium                                                $250,000

 Cash Value                                                            $200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change
   (1,000,000 + 50,000)                                              $1,050,000

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,250,000

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with

New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements may influence the recommendations made by your registered representative or broker-dealer.

     The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 4.6% per year.(1) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy's Target Premium in Policy Year 1, 8% in Policy Year 2, 7% in Policy Years 3-10, 3.5% in Policy Years 11-15, and 3% in Policy Years 16-30, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-30. The "Target Premium" is used in the calculation of the maximum commission payable and based on the policyowners' age at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

     The total commissions paid during the fiscal years ended December 31, 2005, 2004 and 2003 were $4,079,577.08, $3,985,626 and $874,404 respectively. No commissions were paid in 2003. NYLIFE Distributors did not retain any of these commissions.

     Broker-dealers may also receive additional compensation based on a percentage of a policy's Separate Account Value, less any policy loans, beginning in Policy Year 11. The percentages are not expected to exceed 0.08% in Policy Years 11 and beyond.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

---------------
(1)Assumes a discount rate of 6%. Additional assumptions for the VUL Provider product are Male Issue Age 40, issued preferred, with a planned annual premium of $10,000 and an initial face amount of $250,000.

                             UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations include: (i) the insured's age; (ii) the insured's health history; (iii) whether the insured smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's Face Amount of coverage is increased, premiums and Cash Values are allocated among the original and the incremental contracts based upon their relative surrender charges. For monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following example reflects how charges can impact a policy.

                                    EXAMPLE

     This example assumes a male insured, issue age 40, preferred rating, a scheduled annual premium of $10,000, an initial face amount of $250,000, and a selection of Life Insurance Benefit Option 2 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.14% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM                                               $10,000.00      You choose the amount of premium you intend to pay and the
  Less sales expense charge(1)                            499.75      frequency that you intend to make these payments. We call
  Less state tax charge (2%)                              200.00      this your planned premium. Any additional premium payments
  LessFederal tax charge (1.25%)                          125.00      you make are called unplanned premiums.
        (if applicable)
------------------------------------------------
NET PREMIUM                                           $ 9,175,25      We allocate your net premium to the Investment Divisions
  Plusnet investment performance (earned from             446.76      and/or the Fixed Account based on your instructions.
      the Investment Divisions and/or the Fixed
      Account)
  Lesstotal annual monthly contract
        charge(2)                                         360.00
  Lesstotal annual monthly cost of insurance
      charge (varies monthly)                             266.10
  Lesstotal annual monthly cost of riders(3)                0.00
  Lesstotal annual Mortality and Expense Risk
      Charge (based on cash value allocated to             62.79
      the Separate Account)(4)
  Lessmonthly per thousand Face Amount charge
                                                          210.00
------------------------------------------------
CASH VALUE                                            $ 8,723.12
  Lesssurrender charge(5)                               5,000.00      Cash value may be used to determine the amount of your Life
        (if applicable)                                               Insurance Benefit as well as the Cash Surrender Value of
                                                                      your policy.

                                                                      We may assess a surrender charge when you make a Face
                                                                      Amount decrease, partial withdrawal, or full surrender in
                                                                      the first ten Policy Years, or within ten years after you
                                                                      increase the Face Amount.
------------------------------------------------
CASH SURRENDER VALUE                                   $3,723.12      The amount of loans, withdrawals and surrenders you can
  (as ofthe end of the first Policy Year)                             make is based on your policy's Cash Surrender Value. Your
                                                                      policy will terminate if your Cash Surrender Value is
                                                                      insufficient to pay your policy's monthly charges.

------------
(1) For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(2) We currently deduct a monthly contract charge of $30 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(3) This example assumes you have not chosen any riders.
(4) For details about how we calculate the Mortality and Expense Risk charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(5) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to the Table of Fees and Expenses in the prospectus.

     The following is additional information about certain specific charges that can be associated with your policy.

                            DEDUCTIONS FROM PREMIUMS

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, or the monthly per thousand Face Amount charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners ranging from 0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

CHARGES FOR TAXES

     We impose a Federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Internal Revenue Code ("IRC") Section 848 in connection with our receipt of premiums. No other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

                              TRANSACTION CHARGES

SURRENDER CHARGES

     -- Charges in Policy Years 1-10--The Surrender Charge we deduct is the lesser of 1 or 2:

       1. 50% of the total premiums you have paid under the policy; or

       2. A percentage of the Surrender Charge Premium (as shown in the table below for the applicable Policy Year). The Surrender Charge Premium is shown on your Policy Data

         Page. The Surrender Charge we deduct if you surrender your policy or decrease the Face Amount of your policy is described below.

                       PERCENTAGE
  POLICY YEAR           APPLIED
  -----------       ----------------
       1                  100%
       2                   95%
       3                   89%
       4                   84%
       5                   78%
       6                   73%
       7                   67%
       8                   60%
       9                   54%
      10                   47%

     Example: Assume that a policyowner (a) has a policy with a Surrender Charge
              Premium of $12,976, (b) has paid $10,000 of premiums under the policy, (c) has not increased the Face Amount of the policy, and
              (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of (i) 89% of the Surrender Charge Premium ($11,549) or (ii) 50% of the total premiums paid ($5,000). In this case, the surrender charge would be $5,000.

     -- Additional Contract Charge on a Surrender or Lapse in the First Policy
        Year--If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge also will apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals
        (a-b) x c where:

       a = the monthly contract charge for the first Policy Year;

       b = the monthly charge for subsequent Policy Years; and

       c = the number of Monthly Deduction Days that fall during the first
           Policy Year, between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

     This charge will not exceed $220.

     -- Surrender Charge Schedule After Face Amount Increases--If you increase your policy's Face Amount (other than the increase that results from a change in your Life Insurance Benefit option), we will apply a new surrender charge schedule to the amount of the increase in the Face Amount. This schedule will start on the day we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured's age on the most recent policy anniversary at the time of the increase. The original surrender charge schedule will continue to apply to the original Face Amount of your policy. If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:

       (1) based on the surrender charge associated with the last increase in Face Amount;

       (2) based on each prior increase, in the reverse order that the increases occurred; and

       (3) based on the initial Face Amount.

     -- Surrender Charges on Face Amount Decreases--If you decrease the Face
        Amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surren-dered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     -- Partial Withdrawal Surrender Charge--If the partial withdrawal
        (including a periodic partial withdrawal) results in a decrease to your policy's Face Amount, we will deduct a surrender charge (as described above).

     -- Transfer Charge--We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

                           DEDUCTIONS FROM CASH VALUE

CHARGE FOR COST OF INSURANCE PROTECTION

     The cost of insurance charge is calculated by multiplying the monthly cost of insurance rate that applies to the insured at that time by the Net Amount at Risk on the Monthly Deduction Day and adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting). The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount. If you request and we approve an increase in your policy's Face Amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

MORTALITY AND EXPENSE RISK CHARGE

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge based on the cash value allocated to the Separate Account as of that day. This charge varies based on the cash value in the Separate Account and the policy duration. This charge will never be more than, on an annual basis, 1.0% of the cash value in the Separate Account. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

MONTHLY CONTRACT FEE

     On each Monthly Deduction Day, we deduct a contract fee. In Policy Year 1, this fee will not exceed $35 per month. In Policy Years 2 and beyond, this fee will not exceed $15 per month.

PER THOUSAND CHARGE

     On each Monthly Deduction Day, we deduct a per thousand Face Amount charge that is guaranteed not to exceed $0.07 per $1,000 of coverage.

                                     LOANS

     You can borrow up to the greater of:

        I. 90% of the Cash Surrender Value of your policy less, in the first Policy Year, the amount of any additional contract charge, which would apply if you were to fully surrender your policy during that time, or

       II. ((100% - a) X b) - c, where:

         a = the current loan interest rate;

         b = the policy's Cash Surrender Value; and

         c = the sum of three months of Monthly Deductions.

     Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

     Currently, the effective annual loan interest rate is 4%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

     -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

     -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2005 and 2004, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2005 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2005 and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              PERFORMANCE SUMMARY

     Performance data shown represents past performance and is no guarantee of future results. Due to current market volatility, current performance may be less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested, and total portfolio operating expenses. It does not reflect the cost of insurance, surrender charges, monthly contract charges, per thousand charge, sales expense charge, and state and federal tax charges. Had these expenses been deducted, total returns would have been lower. The advisors to some of the Portfolios have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.

NYLIAC VARIABLE UNIVERSAL LIFE PROVIDER:
AVERAGE ANNUAL TOTAL RETURN AS OF ENDED DECEMBER 31, 2005

                                                              INVESTMENT                                              SINCE
                                                               DIVISION    YEAR                                     INVESTMENT
                                                              INCEPTION     TO       1       3       5      10       DIVISION
INVESTMENT DIVISIONS(2)                                        DATE(3)     DATE    YEAR    YEARS   YEARS   YEARS    INCEPTION
MainStay VP Series Funds:
 Balanced--Initial Class                                       05/01/05      N/A     N/A    N/A     N/A     N/A        5.85%
 Basic Value--Initial Class (formerly MainStay VP Dreyfus
   Large Company Value--Initial Class)                         06/15/00     5.45%   5.45%  14.54%   N/A     N/A        6.45%
 Bond--Initial Class                                           06/16/94     2.17%   2.17%  3.59%    N/A     N/A        5.03%
 Capital Appreciation--Initial Class                           12/23/93     8.41%   8.41%  12.77%   N/A     N/A        3.89%
 Cash Management--Current 7-day yield as of December 31,
   2005 is 3.87%(4)                                            12/06/93     2.96%   2.96%  1.49%    N/A     N/A        1.44%
 Common Stock--Initial Class                                   06/07/94     7.71%   7.71%  14.71%   N/A     N/A        6.72%
 Convertible--Initial Class                                    10/15/96     6.61%   6.61%  11.41%   N/A     N/A        8.12%
 Floating Rate--Initial Class                                  05/01/05      N/A     N/A    N/A     N/A     N/A        2.11%
 Government--Initial Class                                     12/16/93     2.35%   2.35%  2.52%    N/A     N/A        4.01%
 High Yield Corporate Bond--Initial Class                      05/01/95     2.95%   2.95%  16.54%   N/A     N/A       13.10%
 Income & Growth--Initial Class (formerly MainStay VP
   American Century Income & Growth--Initial Class)            05/25/00     4.70%   4.70%  14.93%   N/A     N/A        7.97%
 International Equity--Initial Class                           05/01/95     7.99%   7.99%  18.10%   N/A     N/A       12.42%
 Large Cap Growth--Initial Class (formerly MainStay VP
   Growth--Initial Class)                                      05/23/00     4.31%   4.31%  9.27%    N/A     N/A        2.00%
 Mid Cap Core--Initial Class                                   07/02/01    15.87%  15.87%  24.26%   N/A     N/A       14.96%
 Mid Cap Growth--Initial Class                                 07/02/01    17.12%  17.12%  27.63%   N/A     N/A       13.20%
 Mid Cap Value--Initial Class                                  07/02/01     5.68%   5.68%  17.01%   N/A     N/A        8.68%
 S&P 500 Index(R)(5)--Initial Class                            01/03/94     4.79%   4.79%  14.07%   N/A     N/A        6.86%
 Small Cap Growth--Initial Class                               07/02/01     4.07%   4.07%  17.28%   N/A     N/A        8.03%
 Total Return--Initial Class                                   12/17/93     6.50%   6.50%  10.68%   N/A     N/A        5.91%
 Value--Initial Class                                          05/01/95     6.26%   6.26%  14.63%   N/A     N/A        5.70%
Alger American Small Capitalization--Class O Shares            10/21/96    16.88%  16.88%  24.71%   N/A     N/A       14.19%
Calvert Social Balanced                                        11/12/96     5.66%   5.66%  10.92%   N/A     N/A        6.97%
Dreyfus IP Technology Growth--Initial Shares                   07/01/01     3.80%   3.80%  16.33%   N/A     N/A        5.43%
Fidelity(R) VIP Contrafund(R)--Initial Class                   10/21/96    16.94%  16.94%  20.15%   N/A     N/A       13.01%
Fidelity(R) VIP Equity-Income--Initial Class                   10/21/96     5.87%   5.87%  15.45%   N/A     N/A        7.81%
Janus Aspen Series Balanced--Institutional Shares              10/21/96     7.94%   7.94%  10.14%   N/A     N/A        6.79%
Janus Aspen Series Worldwide Growth--Institutional Shares      10/18/96     5.87%   5.87%  11.21%   N/A     N/A        3.37%
Royce Micro-Cap                                                11/11/05      N/A     N/A    N/A     N/A     N/A        2.03%
Royce Small-Cap                                                11/11/05      N/A     N/A    N/A     N/A     N/A        2.48%
T. Rowe Price Equity Income Portfolio                          06/12/00     3.92%   3.92%  14.44%   N/A     N/A        7.74%
Van Eck Worldwide Hard Assets--Initial Class                   11/11/05      N/A     N/A    N/A     N/A     N/A       13.55%
Van Kampen UIF Emerging Markets Equity--Class I                10/21/96    33.83%  33.83%  35.10%   N/A     N/A       22.27%
------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE INVESTMENT RETURN AND THE ACCUMULATION VALUE OF YOUR POLICY WILL FLUCTUATE SO THAT YOUR CONTRACT, WHEN SURRENDERED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.NEWYORKLIFE.COM.

Performance reflects the percentage change for the period shown with capital gains and dividends reinvested and the deduction of total portfolio operating expenses. For VUL 2000 Series 2, it does not reflect the policy's current separate account charges for mortality and expense risk, the cost of insurance, surrender charges, monthly contract charges, separate account administrative charge, sales expense charge and state and federal tax charges. For SVUL Series 2, it does not reflect the policy's current separate account charges for mortality and expense risk, the charge per $1,000, the cost of insurance, surrender charges, monthly contract charges, separate account administrative charge, sales expense charge and state and federal tax charges. For SPVUL Series 2, it does not reflect the policy's current separate account charges for mortality and expense risk, the cost of insurance, surrender charges, monthly administrative charges, deferred sales expense charge which is comprised of a sales expense charge, premium tax and federal tax. For SPVUL Series 3, it does not reflect the policy's current separate account charges for mortality and expense risk, state and federal tax charge, a monthly administrative charge, and the cost of insurance. For VUL Provider, it does not reflect the policy's separate account charges for mortality and expense risk, sales expense charge, state and federal tax charges, monthly contract charges, cost of insurance charges, monthly per $1,000 charges, and surrender charges. The advisors to some of the Portfolios have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.

Please see the hypothetical illustrations within the product prospectus that show the impact of fees and charges on the policy over time. We recommend that you obtain a personalized illustration which takes into account the amount of insurance purchased, complete fees and charges under the policy, including the cost of insurance, gender, age and underwriting classification of the insured.

FOR MORE INFORMATION, YOU SHOULD REFER TO YOUR PRODUCT AND FUND PROSPECTUSES OR VISIT WWW.NEWYORKLIFE.COM. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. BOTH THE PRODUCT PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE PRODUCT AND UNDERLYING INVESTMENT OPTIONS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) Series 2 refers to VUL 2000 and SVUL policies for which NYLIAC began accepting applications and premium payments beginning May 10, 2002, where approved, and SPVUL policies for which NYLIAC began accepting applications and premium payments beginning May 10, 2002, where approved. NYLIAC stopped accepting applications for Series 2 SPVUL policies on May 16, 2003. Series 3 refers to SPVUL Series 3 and VUL Provider policies for which NYLIAC began accepting applications and premium payments on May 16, 2003, where approved. Policies sold prior to May 10, 2002 are Series 1 policies. The accumulation unit values for Series 1 policies, Series 2 policies and Series 3 policies are different.

(2) The Investment Divisions offered through VUL 2000, SVUL and SPVUL are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

(3) Performance is calculated as of the Inception Date. The Inception Date of each Investment Division is the first day that the Investment Division was made available in Series 2 policies.

(4) AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THEY SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

(5) MainStay VP S&P 500 Index(R) Portfolio--The S&P 500 Index is an unmanaged index and is widely regarded as the standard for measuring Large Cap U.S. stock market performance. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by the MainStay VP S&P 500 Index(R) Portfolio. The MainStay VP S&P 500 Index(R) Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's make no representation regarding the advisability of investing in the MainStay VP S&P 500 Index(R) Portfolio. Investors cannot directly purchase an index.

NYLIAC VUL 2000, SPVUL, SVUL and VUL Provider are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation), and distributed by NYLIFE Distributors LLC, member NASD/SIPC), wholly owned subsidiaries of New York Life Insurance Company, 51 Madison Ave, NY, NY 10010.

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

            GROUP 1 POLICIES:                Variable Universal Life
                                             Survivorship Variable Universal
                                             Life - Series 1

            GROUP 2 POLICIES:                Variable Universal Life 2000 - Series 1
                                             Single Premium Variable Universal
                                             Life - Series 1

            GROUP 3 POLICIES:                Pinnacle Variable Universal Life
                                             Pinnacle Survivorship Variable Universal
                                             Life

            GROUP 4 POLICIES:                Variable Universal Life 2000 - Series 2
                                             Survivorship Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 3
                                             Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2005


                                                           MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                            BALANCED--     BASIC VALUE--        BOND--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  9,681,777     $  9,978,361     $ 27,588,100
  Dividends due and accrued.............................         11,402               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................         13,800           12,763           17,837

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         11,850           10,282           32,107
    Administrative charges..............................          1,787              520            3,253
                                                           ------------     ------------     ------------
      Total net assets..................................   $  9,693,342     $  9,980,322     $ 27,570,577
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $  2,296,162     $  2,171,471     $ 13,133,595
    Group 2 Policies....................................      1,091,570        5,881,042       10,206,965
    Group 3 Policies....................................             --          131,570          378,919
    Group 4 Policies....................................      1,039,568        1,796,239        3,851,098
    Net assets retained in the Separate Account by New
      York Life Insurance and Annuity Corporation.......      5,266,042               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $  9,693,342     $  9,980,322     $ 27,570,577
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      10.53     $      11.07     $      19.15
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      10.55     $      11.83     $      14.19
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $         --     $      12.40     $      12.21
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      10.58     $      12.49     $      11.91
                                                           ============     ============     ============
Identified Cost of Investment...........................   $  9,416,286     $  8,636,403     $ 28,451,399
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP                       MAINSTAY VP                                                           MAINSTAY VP
       CAPITAL        MAINSTAY VP         COMMON        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP        HIGH YIELD
    APPRECIATION--        CASH           STOCK--       CONVERTIBLE--    FLOATING RATE--    GOVERNMENT--    CORPORATE BOND--
    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS     INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------
     $234,947,773     $ 33,892,955     $103,174,769     $ 34,309,226     $ 24,918,878      $ 20,101,464      $ 91,809,265
               --          183,057               --               --          122,035                --                --
          (46,646)         (15,409)         (32,257)          15,885           16,977            20,231           (21,903)

          318,739           34,345          134,472           37,305           36,451            23,321           108,970
           41,631            3,405           15,841            2,602            5,968             2,648            12,806
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $234,540,757     $ 34,022,853     $102,992,199     $ 34,285,204     $ 25,015,471      $ 20,095,726      $ 91,665,586
     ============     ============     ============     ============     ============      ============      ============
     $171,702,203     $ 13,393,765     $ 65,299,570     $ 10,736,789     $  1,045,722      $ 10,876,801      $ 51,364,906
       57,246,495       10,937,113       32,780,957       17,963,329          594,123         6,082,056        25,483,400
          287,214        3,214,386          437,267          287,474               --           185,190           557,752
        5,304,845        6,477,589        4,474,405        5,297,612          340,379         2,951,679        14,259,528
               --               --               --               --       23,035,247                --                --
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $234,540,757     $ 34,022,853     $102,992,199     $ 34,285,204     $ 25,015,471      $ 20,095,726      $ 91,665,586
     ============     ============     ============     ============     ============      ============      ============
     $      21.11     $       1.44     $      28.86     $      19.60     $      10.16      $      17.92      $      24.99
     ============     ============     ============     ============     ============      ============      ============
     $       8.00     $       1.14     $      10.89     $      13.81     $      10.18      $      13.82      $      16.03
     ============     ============     ============     ============     ============      ============      ============
     $      10.21     $       1.07     $      11.03     $      13.09     $         --      $      11.72      $      16.25
     ============     ============     ============     ============     ============      ============      ============
     $      11.46     $       1.05     $      12.62     $      13.21     $      10.21      $      11.50      $      15.50
     ============     ============     ============     ============     ============      ============      ============
     $218,433,831     $ 33,892,401     $104,988,094     $ 30,091,666     $ 24,937,523      $ 20,971,131      $ 88,025,246
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005


                                                           MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                             INCOME &      INTERNATIONAL      LARGE CAP
                                                             GROWTH--         EQUITY--         GROWTH--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  8,045,243     $ 35,683,594     $ 17,537,003
  Dividends due and accrued.............................             --               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................          1,454         (156,150)          14,516

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................          8,180           40,128           19,562
    Administrative charges..............................            467            4,672              760
                                                           ------------     ------------     ------------
  Total net assets......................................   $  8,038,050     $ 35,482,644     $ 17,531,197
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $  1,909,219     $ 19,432,992     $  3,170,059
    Group 2 Policies....................................      4,479,705       10,159,021       12,396,235
    Group 3 Policies....................................         92,079               --          255,363
    Group 4 Policies....................................      1,557,047        5,890,631        1,709,540
                                                           ------------     ------------     ------------
      Total net assets..................................   $  8,038,050     $ 35,482,644     $ 17,531,197
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      10.14     $      20.18     $       6.99
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      10.59     $      12.44     $       9.50
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      12.41     $         --     $       9.48
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      13.14     $      15.16     $      10.74
                                                           ============     ============     ============
Identified Cost of Investment...........................   $  6,932,704     $ 31,372,182     $ 16,596,206
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
       MID CAP          MID CAP          MID CAP          S&P 500         SMALL CAP          TOTAL         MAINSTAY VP
        CORE--          GROWTH--         VALUE--          INDEX--          GROWTH--         RETURN--         VALUE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
     $ 22,695,298     $ 31,819,252     $ 33,951,153     $248,965,960     $ 19,790,405     $ 60,861,384     $ 70,822,317
               --               --               --               --               --               --               --
           21,774           30,126           22,002          (24,131)          25,352          (38,607)          (8,202)

           21,224           27,573           32,236          304,507           16,851           81,307           88,979
            2,136            2,545            3,052           35,632            1,357           10,593           10,982
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 22,693,712     $ 31,819,260     $ 33,937,867     $248,601,690     $ 19,797,549     $ 60,730,877     $ 70,714,154
     ============     ============     ============     ============     ============     ============     ============
     $  9,346,669     $ 11,166,253     $ 13,143,488     $145,878,826     $  5,816,939     $ 43,323,941     $ 45,081,693
        7,370,646       10,810,715       12,092,446       74,782,355        7,580,600       14,629,884       19,019,203
               --               --               --          623,411               --          107,782        1,122,950
        5,976,397        9,842,292        8,701,933       27,317,098        6,400,010        2,669,270        5,490,308
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 22,693,712     $ 31,819,260     $ 33,937,867     $248,601,690     $ 19,797,549     $ 60,730,877     $ 70,714,154
     ============     ============     ============     ============     ============     ============     ============
     $      15.24     $      13.17     $      13.13     $      31.13     $      10.98     $      21.88     $      23.06
     ============     ============     ============     ============     ============     ============     ============
     $      15.48     $      13.76     $      13.24     $      10.24     $      11.32     $      10.73     $      13.82
     ============     ============     ============     ============     ============     ============     ============
     $         --     $         --     $         --     $      11.64     $         --     $      11.59     $      11.95
     ============     ============     ============     ============     ============     ============     ============
     $      16.47     $      15.58     $      13.47     $      12.68     $      13.18     $      12.28     $      12.19
     ============     ============     ============     ============     ============     ============     ============
     $ 20,743,782     $ 24,502,222     $ 30,275,730     $217,777,871     $ 17,165,985     $ 60,993,334     $ 62,013,623
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005

                                                              ALGER             ALGER           AMERICAN
                                                             AMERICAN          AMERICAN        CENTURY VP
                                                            LEVERAGED           SMALL          INFLATION
                                                            ALL CAP--      CAPITALIZATION--   PROTECTION--
                                                          CLASS O SHARES    CLASS O SHARES      CLASS II
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $     75,703      $ 39,188,454     $      6,366
  Dividends due and accrued.............................             --                --               21
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................             --            17,711               --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --            45,543               --
    Administrative charges..............................             --             4,540               --
                                                           ------------      ------------     ------------
      Total net assets..................................   $     75,703      $ 39,156,082     $      6,387
                                                           ============      ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --      $ 19,085,747     $         --
    Group 2 Policies....................................             --        15,527,273               --
    Group 3 Policies....................................         75,703         1,521,656            6,387
    Group 4 Policies....................................             --         3,021,406               --
                                                           ------------      ------------     ------------
      Total net assets..................................   $     75,703      $ 39,156,082     $      6,387
                                                           ============      ============     ============
    Group 1 variable accumulation unit value............   $         --      $      12.29     $         --
                                                           ============      ============     ============
    Group 2 variable accumulation unit value............   $         --      $       9.31     $         --
                                                           ============      ============     ============
    Group 3 variable accumulation unit value............   $      14.76      $      14.75     $      10.55
                                                           ============      ============     ============
    Group 4 variable accumulation unit value............   $         --      $      16.04     $         --
                                                           ============      ============     ============
Identified Cost of Investment...........................   $     69,702      $ 27,385,660     $      6,545
                                                           ============      ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                                     FIDELITY(R)
        AMERICAN           AMERICAN                            DREYFUS IP        DREYFUS VIF       FIDELITY(R)           VIP
       CENTURY VP         CENTURY VP          CALVERT          TECHNOLOGY        DEVELOPING            VIP             EQUITY-
    INTERNATIONAL--        VALUE--             SOCIAL           GROWTH--          LEADERS--      CONTRAFUND(R)--      INCOME--
        CLASS II           CLASS II           BALANCED       INITIAL SHARES    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS
    ------------------------------------------------------------------------------------------------------------------------------
      $    118,948       $    290,496       $  4,470,149      $  8,189,602      $    325,730      $158,545,767      $ 54,969,532
                --                 --                 --                --                --                --                --
                --                 --                635                80                --           145,642            41,271

                --                 --              4,929             7,562                --           189,713            63,496
                --                 --                401               707                --            20,912             6,978
      ------------       ------------       ------------      ------------      ------------      ------------      ------------
      $    118,948       $    290,496       $  4,465,454      $  8,181,413      $    325,730      $158,480,784      $ 54,940,329
      ============       ============       ============      ============      ============      ============      ============
      $         --       $         --       $  1,641,693      $  2,819,068      $         --      $ 87,168,582      $ 28,754,682
                --                 --          2,068,778         2,785,058                --        53,530,298        17,889,698
           118,948            290,496                 --            62,991           325,730         3,082,597           563,528
                --                 --            754,983         2,514,296                --        14,699,307         7,732,421
      ------------       ------------       ------------      ------------      ------------      ------------      ------------
      $    118,948       $    290,496       $  4,465,454      $  8,181,413      $    325,730      $158,480,784      $ 54,940,329
      ============       ============       ============      ============      ============      ============      ============
      $         --       $         --       $      15.84      $       9.06      $         --      $      25.21      $      19.52
      ============       ============       ============      ============      ============      ============      ============
      $         --       $         --       $      11.25      $       9.43      $         --      $      14.81      $      13.52
      ============       ============       ============      ============      ============      ============      ============
      $      15.55       $      15.18       $         --      $      12.00      $      15.02      $      15.50      $      13.19
      ============       ============       ============      ============      ============      ============      ============
      $         --       $         --       $      12.71      $      12.08      $         --      $      15.49      $      13.09
      ============       ============       ============      ============      ============      ============      ============
      $    105,797       $    292,816       $  4,081,573      $  7,380,571      $    315,990      $118,408,459      $ 48,761,479
      ============       ============       ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005


                                                                                             FIDELITY(R)
                                                           FIDELITY(R)      FIDELITY(R)          VIP
                                                               VIP              VIP           INVESTMENT
                                                             GROWTH--       INDEX 500--      GRADE BOND--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $    343,738     $  1,485,699     $    201,620
  Dividends due and accrued.............................             --               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................             --               --               --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --               --               --
    Administrative charges..............................             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $    343,738     $  1,485,699     $    201,620
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --     $         --     $         --
    Group 2 Policies....................................             --               --               --
    Group 3 Policies....................................        343,738        1,485,699          201,620
    Group 4 Policies....................................             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $    343,738     $  1,485,699     $    201,620
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $       9.90     $      11.30     $      11.42
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
Identified Cost of Investment...........................   $    332,289     $  1,391,821     $    198,326
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                            JANUS ASPEN       JANUS ASPEN
                                          JANUS ASPEN         SERIES            SERIES            MFS(R)            MFS(R)
      FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP          WORLDWIDE         INVESTORS            NEW
          VIP               VIP           BALANCED--         GROWTH--          GROWTH--            TRUST           DISCOVERY
       MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--
     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES            SHARES         INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $  2,971,926      $  1,359,764      $112,172,932      $    132,345      $102,544,983      $     60,293      $     68,838
               --                --                --                --                --                --                --
               --                --           (21,814)               --            (8,225)               --                --

               --                --           136,698                --           131,687                --                --
               --                --            10,857                --            12,420                --                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  2,971,926      $  1,359,764      $112,003,563      $    132,345      $102,392,651      $     60,293      $     68,838
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $ 43,947,081      $         --      $ 50,766,925      $         --      $         --
               --                --        58,315,238                --        47,111,258                --                --
        2,971,926         1,359,764           393,663           132,345           258,245            60,293            68,838
               --                --         9,347,581                --         4,256,223                --                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $  2,971,926      $  1,359,764      $112,003,563      $    132,345      $102,392,651      $     60,293      $     68,838
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $      23.07      $         --      $      16.76      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $      13.08      $         --      $       9.17      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $      19.05      $      15.28      $      12.56      $      14.12      $      10.50      $      11.50      $      11.81
     ============      ============      ============      ============      ============      ============      ============
     $         --      $         --      $      12.65      $         --      $      11.26      $         --      $         --
     ============      ============      ============      ============      ============      ============      ============
     $  2,714,373      $  1,112,737      $101,801,030      $    101,686      $117,819,235      $     53,635      $     57,627
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005

                                                                                              NEUBERGER
                                                                                                BERMAN
                                                              MFS(R)           MFS(R)            AMT
                                                             RESEARCH        UTILITIES         MID-CAP
                                                             SERIES--         SERIES--         GROWTH--
                                                          INITIAL CLASS    INITIAL CLASS       CLASS I
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $        117     $     53,626     $     70,959
  Dividends due and accrued.............................             --               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................             --               --               --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --               --               --
    Administrative charges..............................             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $        117     $     53,626     $     70,959
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --     $         --     $         --
    Group 2 Policies....................................             --               --               --
    Group 3 Policies....................................            117           53,626           70,959
    Group 4 Policies....................................             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $        117     $     53,626     $     70,959
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      11.93     $      19.58     $      13.79
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $         --     $         --     $         --
                                                           ============     ============     ============
Identified Cost of Investment...........................   $        116     $     49,029     $     53,980
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                               T. ROWE           T. ROWE
         PIMCO            PIMCO                                                 PRICE             PRICE            VAN ECK
     REAL RETURN--    TOTAL RETURN--        ROYCE             ROYCE            EQUITY           LIMITED-          WORLDWIDE
    ADMINISTRATIVE    ADMINISTRATIVE      MICRO-CAP         SMALL-CAP          INCOME           TERM BOND         ABSOLUTE
     CLASS SHARES      CLASS SHARES       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO          RETURN
    --------------------------------------------------------------------------------------------------------------------------
     $      1,550      $      4,633     $    304,361      $    333,464      $ 48,504,469      $    153,536      $         --
               23                92               --                --                --               529                --
               --                --              863               761            44,588                --                --

               --                --               --                --            49,160                --                --
               --                --               --                --             3,824                --                --
     ------------      ------------     ------------      ------------      ------------      ------------      ------------
     $      1,573      $      4,725     $    305,224      $    334,225      $ 48,496,073      $    154,065      $         --
     ============      ============     ============      ============      ============      ============      ============
     $         --      $         --     $     99,454      $    117,625      $ 16,048,589      $         --      $         --
               --                --           91,168            68,818        21,744,038                --                --
            1,573             4,725               --                --           772,418           154,065                --
               --                --          114,602           147,782         9,931,028                --                --
     ------------      ------------     ------------      ------------      ------------      ------------      ------------
     $      1,573      $      4,725     $    305,224      $    334,225      $ 48,496,073      $    154,065      $         --
     ============      ============     ============      ============      ============      ============      ============
     $         --      $         --     $      10.24      $      10.16      $      14.04      $         --      $         --
     ============      ============     ============      ============      ============      ============      ============
     $         --      $         --     $      10.20      $      10.06      $      14.25      $         --      $         --
     ============      ============     ============      ============      ============      ============      ============
     $       9.89      $       9.92     $         --      $         --      $      12.96      $      10.83      $         --
     ============      ============     ============      ============      ============      ============      ============
     $         --      $         --     $      10.20      $      10.18      $      13.04      $         --      $         --
     ============      ============     ============      ============      ============      ============      ============
     $      1,568      $      4,706     $    305,194      $    339,012      $ 44,954,785      $    160,341      $         --
     ============      ============     ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2005

                                                                             VAN KAMPEN     VAN KAMPEN      VAN KAMPEN
                                                                            UIF EMERGING   UIF EMERGING      UIF U.S.
                                                              VAN ECK         MARKETS        MARKETS           REAL
                                                             WORLDWIDE         DEBT--        EQUITY--        ESTATE--
                                                            HARD ASSETS       CLASS I        CLASS I          CLASS I
                                                          ---------------------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $  1,275,352     $    31,873    $36,552,517     $     47,817
  Dividends due and accrued.............................             --              --             --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................          7,566              --        231,584               --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --              --         39,934               --
    Administrative charges..............................             --              --          4,161               --
                                                           ------------     ------------   ------------    ------------
      Total net assets..................................   $  1,282,918     $    31,873    $36,740,006     $     47,817
                                                           ============     ============   ============    ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $    453,525     $        --    $18,450,188     $         --
    Group 2 Policies....................................        157,897              --     13,511,563               --
    Group 3 Policies....................................        536,254          31,873        107,251           47,817
    Group 4 Policies....................................        135,242              --      4,671,004               --
                                                           ------------     ------------   ------------    ------------
      Total net assets..................................   $  1,282,918     $    31,873    $36,740,006     $     47,817
                                                           ============     ============   ============    ============
    Group 1 variable accumulation unit value............   $      11.35     $        --    $     17.87     $         --
                                                           ============     ============   ============    ============
    Group 2 variable accumulation unit value............   $      10.95     $        --    $     18.42     $         --
                                                           ============     ============   ============    ============
    Group 3 variable accumulation unit value............   $      21.39     $     13.52    $     19.92     $      19.16
                                                           ============     ============   ============    ============
    Group 4 variable accumulation unit value............   $      11.35     $        --    $     20.47     $         --
                                                           ============     ============   ============    ============
Identified Cost of Investment...........................   $  1,143,223     $    29,636    $21,677,358     $     42,296
                                                           ============     ============   ============    ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2005


                                          MAINSTAY VP                                         MAINSTAY VP
                                           BALANCED--       MAINSTAY VP      MAINSTAY VP        CAPITAL        MAINSTAY VP
                                            INITIAL        BASIC VALUE--        BOND--       APPRECIATION--        CASH
                                            CLASS(A)       INITIAL CLASS    INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                        ------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................   $     77,171      $     92,021     $    890,939     $     10,081     $  1,037,915
 Mortality and expense risk charges....        (28,118)          (39,251)        (129,672)      (1,266,990)        (147,122)
 Administrative charges................         (4,384)           (1,962)         (13,318)        (166,604)         (15,093)
                                          ------------      ------------     ------------     ------------     ------------
     Net investment income (loss)......         44,669            50,808          747,949       (1,423,513)         875,700
                                          ------------      ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....         78,497           756,217        3,213,822       20,106,222       27,198,698
 Cost of investments sold..............        (75,713)         (675,862)      (3,216,000)     (22,860,174)     (27,199,406)
                                          ------------      ------------     ------------     ------------     ------------
     Net realized gain (loss) on
       investments.....................          2,784            80,355           (2,178)      (2,753,952)            (708)
 Realized gain distribution received...         36,442           102,386               --               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......        265,491           242,770         (298,989)      20,969,966            1,436
                                          ------------      ------------     ------------     ------------     ------------
     Net gain (loss) on investments....        304,717           425,511         (301,167)      18,216,014              728
                                          ------------      ------------     ------------     ------------     ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................   $    349,386      $    476,319     $    446,782     $ 16,792,501     $    876,428
                                          ============      ============     ============     ============     ============


                                         MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                           MID CAP          MID CAP          MID CAP          S&P 500         SMALL CAP
                                            CORE--          GROWTH--         VALUE--          INDEX--          GROWTH--
                                        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $    117,493     $         --     $    256,782     $  2,900,021     $         --
 Mortality and expense risk charges....       (81,615)        (103,852)        (132,030)      (1,215,580)         (74,800)
 Administrative charges................        (9,001)         (10,190)         (13,075)        (143,684)          (6,739)
                                         ------------     ------------     ------------     ------------     ------------
     Net investment income (loss)......        26,877         (114,042)         111,677        1,540,757          (81,539)
                                         ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     7,924,632        7,126,931        7,701,148       15,746,488        6,615,913
 Cost of investments sold..............    (5,673,288)      (5,631,144)      (6,054,097)     (14,452,012)      (5,864,177)
                                         ------------     ------------     ------------     ------------     ------------
     Net realized gain (loss) on
       investments.....................     2,251,344        1,495,787        1,647,051        1,294,476          751,736
 Realized gain distribution received...     2,107,123           14,268        1,538,346               --          340,554
 Change in unrealized appreciation
   (depreciation) on investments.......    (1,644,226)       2,596,203       (1,665,693)       7,257,600         (540,131)
                                         ------------     ------------     ------------     ------------     ------------
     Net gain (loss) on investments....     2,714,241        4,106,258        1,519,704        8,552,076          552,159
                                         ------------     ------------     ------------     ------------     ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $  2,741,118     $  3,992,216     $  1,631,381     $ 10,092,833     $    470,620
                                         ============     ============     ============     ============     ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                           MAINSTAY VP
     MAINSTAY VP                        MAINSTAY VP                         HIGH YIELD      MAINSTAY VP      MAINSTAY VP
        COMMON        MAINSTAY VP         FLOATING        MAINSTAY VP       CORPORATE         INCOME &      INTERNATIONAL
       STOCK--       CONVERTIBLE--         RATE--         GOVERNMENT--        BOND--          GROWTH--         EQUITY--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS(A)   INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------
     $  1,013,691     $    515,537      $    680,146      $    638,665     $  5,386,166     $     91,549     $    572,132
         (538,939)        (148,180)          (85,187)          (96,360)        (430,213)         (32,800)        (141,591)
          (63,838)         (10,578)          (14,029)          (11,118)         (50,686)          (1,878)         (16,698)
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
          410,914          356,779           580,930           531,187        4,905,267           56,871          413,843
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
        7,884,089        2,985,456           338,751         2,953,196       10,286,774          692,511        1,102,608
      (10,751,952)      (3,196,020)         (340,000)       (2,938,441)     (11,021,592)        (634,625)        (782,720)
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
       (2,867,863)        (210,564)           (1,249)           14,755         (734,818)          57,886          319,888
        1,216,990               --                --                --               --               --        1,416,285
        8,065,442        1,800,759           (18,644)         (176,880)      (2,041,994)         217,968          180,560
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
        6,414,569        1,590,195           (19,893)         (162,125)      (2,776,812)         275,854        1,916,733
     ------------     ------------      ------------      ------------     ------------     ------------     ------------
     $  6,825,483     $  1,946,974      $    561,037      $    369,062     $  2,128,455     $    332,725     $  2,330,576
     ============     ============      ============      ============     ============     ============     ============


      MAINSTAY VP
       LARGE CAP
        GROWTH--
     INITIAL CLASS
     --------------
      $        606
           (76,447)
            (3,075)
      ------------
           (78,916)
      ------------
         2,236,542
        (2,629,464)
      ------------
          (392,922)
                --
         1,079,428
      ------------
           686,506
      ------------
      $    607,590
      ============

                                          ALGER
                                         AMERICAN           ALGER            AMERICAN
     MAINSTAY VP                        LEVERAGED          AMERICAN         CENTURY VP        AMERICAN          AMERICAN
        TOTAL         MAINSTAY VP       ALL CAP--           SMALL           INFLATION        CENTURY VP        CENTURY VP
       RETURN--         VALUE--          CLASS O       CAPITALIZATION--    PROTECTION--    INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS        SHARES        CLASS O SHARES       CLASS II         CLASS II          CLASS II
    -----------------------------------------------------------------------------------------------------------------------
     $    913,017     $    835,008     $         --      $         --      $        142     $        577      $      6,970
         (326,442)        (357,424)              --          (169,620)               --               --                --
          (42,804)         (44,366)              --           (16,938)               --               --                --
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
          543,771          433,218               --          (186,558)              142              577             6,970
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
        5,090,393        6,531,288          361,375         5,601,363             1,723          361,658           721,439
       (4,661,353)      (5,821,738)        (349,594)       (4,457,714)           (1,716)        (349,613)         (752,482)
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
          429,040          709,550           11,781         1,143,649                 7           12,045           (31,043)
               --               --               --                --                --               --            97,719
        2,400,126        2,569,699            1,581         4,228,256              (188)           7,247           (86,192)
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
        2,829,166        3,279,249           13,362         5,371,905              (181)          19,292           (19,516)
     ------------     ------------     ------------      ------------      ------------     ------------      ------------
        3,372,937
     $                $  3,712,467     $     13,362      $  5,185,347      $        (39)    $     19,869      $    (12,546)
     ============     ============     ============      ============      ============     ============      ============


     CALVERT SOCIAL
        BALANCED
     --------------
      $     78,833
           (19,299)
            (1,557)
      ------------
            57,977
      ------------
           330,323
          (337,442)
      ------------
            (7,119)
                --
           162,032
      ------------
           154,913
      ------------
      $    212,890
      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2005


                                          DREYFUS IP      DREYFUS VIF                       FIDELITY(R) VIP
                                          TECHNOLOGY       DEVELOPING     FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP
                                           GROWTH--        LEADERS--      CONTRAFUND(R)--      INCOME--          GROWTH--
                                        INITIAL SHARES   INITIAL SHARES    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                        -------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $         --     $         --     $    368,220      $    784,854      $      1,569
 Mortality and expense risk charges....       (29,025)              --         (693,258)         (247,859)               --
 Administrative charges................        (2,820)              --          (76,881)          (27,325)               --
                                         ------------     ------------     ------------      ------------      ------------
     Net investment income (loss)......       (31,845)              --         (401,919)          509,670             1,569
                                         ------------     ------------     ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     1,991,417          368,951        4,654,831         3,263,006           493,020
 Cost of investments sold..............    (1,930,791)        (304,067)      (4,284,057)       (3,241,791)         (436,220)
                                         ------------     ------------     ------------      ------------      ------------
     Net realized gain (loss) on
       investments.....................        60,626           64,884          370,774            21,215            56,800
 Realized gain distribution received...            --               --           23,014         1,724,741                --
 Change in unrealized appreciation
   (depreciation) on investments.......       258,273          (40,629)      21,403,690           542,561           (32,635)
                                         ------------     ------------     ------------      ------------      ------------
     Net gain (loss) on investments....       318,899           24,255       21,797,478         2,288,517            24,165
                                         ------------     ------------     ------------      ------------      ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $    287,054     $     24,255     $ 21,395,559      $  2,798,187      $     25,734
                                         ============     ============     ============      ============      ============

                                                                                                              NEUBERGER
                                            MFS(R)         MFS(R) NEW         MFS(R)           MFS(R)         BERMAN AMT
                                          INVESTORS        DISCOVERY         RESEARCH        UTILITIES         MID-CAP
                                        TRUST SERIES--      SERIES--         SERIES--         SERIES--         GROWTH--
                                        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS       CLASS I
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $        318     $         --     $          1     $        113     $         --
 Mortality and expense risk charges....            --               --               --               --               --
 Administrative charges................            --               --               --               --               --
                                         ------------     ------------     ------------     ------------     ------------
     Net investment income (loss)......           318               --                1              113               --
                                         ------------     ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....         3,816            1,375            1,271           16,034           27,648
 Cost of investments sold..............        (3,573)          (1,255)          (1,263)         (12,131)         (20,361)
                                         ------------     ------------     ------------     ------------     ------------
     Net realized gain (loss) on
       investments.....................           243              120                8            3,903            7,287
 Realized gain distribution received...            --               --               --               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......         3,585            3,231               (3)           1,188            2,717
                                         ------------     ------------     ------------     ------------     ------------
     Net gain (loss) on investments....         3,828            3,351                5            5,091           10,004
                                         ------------     ------------     ------------     ------------     ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $      4,146     $      3,351     $          6     $      5,204     $     10,004
                                         ============     ============     ============     ============     ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                              JANUS ASPEN      JANUS ASPEN
                      FIDELITY(R) VIP                                        JANUS ASPEN         SERIES           SERIES
                        INVESTMENT                                              SERIES          MID CAP         WORLDWIDE
    FIDELITY(R) VIP        GRADE        FIDELITY(R) VIP   FIDELITY(R) VIP     BALANCED--        GROWTH--         GROWTH--
      INDEX 500--         BOND--           MID CAP--        OVERSEAS--      INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES           SHARES           SHARES
    ------------------------------------------------------------------------------------------------------------------------
     $     15,357      $      1,053      $         --      $      3,714      $  2,459,816     $         --     $  1,372,693
               --                --                --                --          (533,984)              --         (524,382)
               --                --                --                --           (43,044)              --          (50,044)
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
           15,357             1,053                --             3,714         1,882,788               --          798,267
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
           42,141             7,053         1,583,371            15,871         7,533,053            4,330        8,845,616
          (39,602)           (7,384)       (1,338,293)          (13,211)       (7,779,727)          (3,644)     (14,867,043)
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
            2,539              (331)          245,078             2,660          (246,674)             686       (6,021,427)
               --               636            30,105             2,907                --               --               --
           31,337             3,070            23,478           192,153         6,082,531           13,759       10,329,601
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
           33,876             3,375           298,661           197,720         5,835,857           14,445        4,308,174
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
     $     49,233      $      4,428      $    298,661      $    201,434      $  7,718,645     $     14,445     $  5,106,441
     ============      ============      ============      ============      ============     ============     ============

                                                                                              T. ROWE
         PIMCO             PIMCO                                             T. ROWE           PRICE           VAN ECK
     REAL RETURN--    TOTAL RETURN--        ROYCE            ROYCE         PRICE EQUITY       LIMITED-        WORLDWIDE
    ADMINISTRATIVE    ADMINISTRATIVE      MICRO-CAP        SMALL-CAP          INCOME         TERM BOND         ABSOLUTE
    CLASS SHARES(B)   CLASS SHARES(B)    PORTFOLIO(C)     PORTFOLIO(C)      PORTFOLIO        PORTFOLIO          RETURN
    ----------------------------------------------------------------------------------------------------------------------
     $         19      $         66      $        559     $         --     $    690,108     $      5,471     $         --
               --                --                --               --         (181,714)              --               --
               --                --                --               --          (13,607)              --               --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
               19                66               559               --          494,787            5,471               --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
            2,072             6,218             4,072            9,912        1,519,544           12,285               --
           (2,108)           (6,331)           (4,123)          (9,973)      (1,289,858)         (12,811)              --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
              (36)             (113)              (51)             (61)         229,686             (526)              --
               17                73             1,689            2,265        2,194,639               --               --
              (18)              (72)             (833)          (5,548)      (1,313,504)          (2,297)              --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
              (37)             (112)              805           (3,344)       1,110,821           (2,823)              --
     ------------      ------------      ------------     ------------     ------------     ------------     ------------
     $        (18)     $        (46)     $      1,364     $     (3,344)    $  1,605,608     $      2,648     $         --
     ============      ============      ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2005

                                                           VAN KAMPEN       VAN KAMPEN
                                                          UIF EMERGING     UIF EMERGING      VAN KAMPEN
                                           VAN ECK          MARKETS          MARKETS       UIF U.S. REAL
                                          WORLDWIDE          DEBT--          EQUITY--         ESTATE--
                                         HARD ASSETS        CLASS I          CLASS I          CLASS I
                                        -----------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $        127     $      2,050     $    106,910     $        241
 Mortality and expense risk charges....            --               --         (138,241)              --
 Administrative charges................            --               --          (14,530)              --
                                         ------------     ------------     ------------     ------------
     Net investment income (loss)......           127            2,050          (45,861)             241
                                         ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....         9,084              811        3,010,667            2,054
 Cost of investments sold..............        (6,501)            (754)      (1,805,258)          (1,625)
                                         ------------     ------------     ------------     ------------
     Net realized gain (loss) on
       investments.....................         2,583               57        1,205,409              429
 Realized gain distribution received...            --              436               --              532
 Change in unrealized appreciation
   (depreciation) on investments.......       129,029              583        7,299,536            3,431
                                         ------------     ------------     ------------     ------------
     Net gain (loss) on investments....       131,612            1,076        8,504,945            4,392
                                         ------------     ------------     ------------     ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $    131,739     $      3,126     $  8,459,084     $      4,633
                                         ============     ============     ============     ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2005
and December 31, 2004


                                                   MAINSTAY VP             MAINSTAY VP                   MAINSTAY VP
                                                    BALANCED--            BASIC VALUE--                    BOND--
                                                  INITIAL CLASS           INITIAL CLASS                 INITIAL CLASS
                                                  --------------   ---------------------------   ---------------------------
                                                     2005(C)           2005           2004           2005           2004
                                                  --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................   $     44,669    $     50,808   $     44,544   $    747,949   $    802,940
   Net realized gain (loss) on investments......          2,784          80,355         (6,658)        (2,178)       213,787
   Realized gain distribution received..........         36,442         102,386             --             --        285,018
   Change in unrealized appreciation
     (depreciation) on investments..............        265,491         242,770        758,460       (298,989)      (404,575)
                                                   ------------    ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        349,386         476,319        796,346        446,782        897,170
                                                   ------------    ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        483,546       1,819,463      2,045,201      4,634,158      5,127,834
   Cost of insurance............................       (121,543)       (577,884)      (514,364)    (1,858,879)    (1,974,337)
   Policyowners' surrenders.....................        (70,852)       (266,605)      (450,669)    (1,764,259)    (1,004,054)
   Net transfers from (to) Fixed Account........        454,599         (60,739)       252,303       (219,686)      (207,113)
   Transfers between Investment Divisions.......      3,598,325          91,424        634,561       (167,405)    (1,010,591)
   Policyowners' death benefits.................             --          (4,832)        (3,633)       (90,864)       (64,714)
   Contribution (withdrawal) of seed money by
     New York Life Insurance and Annuity
     Corporation................................      5,000,000              --             --             --             --
                                                   ------------    ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........      9,344,075       1,000,827      1,963,399        533,065        867,025
                                                   ------------    ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...           (119)            109           (368)          (483)        (1,273)
                                                   ------------    ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........      9,693,342       1,477,255      2,759,377        979,364      1,762,922
NET ASSETS:
   Beginning of year............................             --       8,503,067      5,743,690     26,591,213     24,828,291
                                                   ------------    ------------   ------------   ------------   ------------
   End of year..................................   $  9,693,342    $  9,980,322   $  8,503,067   $ 27,570,577   $ 26,591,213
                                                   ============    ============   ============   ============   ============

                                                                                                          MAINSTAY VP
                                                    MAINSTAY VP             MAINSTAY VP                   HIGH YIELD
                                                  FLOATING RATE--          GOVERNMENT--                CORPORATE BOND--
                                                   INITIAL CLASS           INITIAL CLASS                 INITIAL CLASS
                                                  ---------------   ---------------------------   ---------------------------
                                                      2005(C)           2005           2004           2005           2004
                                                  ---------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................   $    580,930     $    531,187   $    721,289   $  4,905,267   $  5,398,699
   Net realized gain (loss) on investments......         (1,249)          14,755         81,800       (734,818)    (1,281,402)
   Realized gain distribution received..........             --               --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............        (18,644)        (176,880)      (267,240)    (2,041,994)     4,821,822
                                                   ------------     ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        561,037          369,062        535,849      2,128,455      8,939,119
                                                   ------------     ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        107,620        3,207,056      3,651,326     14,240,088     12,592,811
   Cost of insurance............................        (42,749)      (1,308,582)    (1,373,413)    (6,325,100)    (5,697,631)
   Policyowners' surrenders.....................         (1,898)        (875,808)      (605,886)    (3,820,398)    (3,258,825)
   Net transfers from (to) Fixed Account........        195,542         (403,702)      (193,775)      (625,145)       955,831
   Transfers between Investment Divisions.......      1,696,541         (826,108)    (1,703,216)    (1,475,105)     4,329,684
   Policyowners' death benefits.................             --         (158,301)       (36,975)      (173,946)       (63,720)
   Contribution (withdrawal) of seed money by
     New York Life Insurance and Annuity
     Corporation................................     22,500,000               --             --             --             --
                                                   ------------     ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     24,455,056         (365,445)      (261,939)     1,820,394      8,858,150
                                                   ------------     ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...           (622)            (450)          (742)          (961)       (12,224)
                                                   ------------     ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     25,015,471            3,167        273,168      3,947,888     17,785,045
NET ASSETS:
   Beginning of year............................             --       20,092,559     19,819,391     87,717,698     69,932,653
                                                   ------------     ------------   ------------   ------------   ------------
   End of year..................................   $ 25,015,471     $ 20,095,726   $ 20,092,559   $ 91,665,586   $ 87,717,698
                                                   ============     ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.
(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


            MAINSTAY VP                                                 MAINSTAY VP                   MAINSTAY VP
      CAPITAL APPRECIATION--              MAINSTAY VP                 COMMON STOCK--                 CONVERTIBLE--
           INITIAL CLASS                CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $ (1,423,513)  $   (855,408)  $    875,700   $    119,396   $    410,914   $    769,063   $    356,779   $    458,226
      (2,753,952)    (1,631,629)          (708)          (999)    (2,867,863)    (2,041,692)      (210,564)      (214,881)
              --             --             --             --      1,216,990             --             --             --
      20,969,966     10,280,633          1,436             31      8,065,442     10,488,760      1,800,759      1,429,485
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      16,792,501      7,793,596        876,428        118,428      6,825,483      9,216,131      1,946,974      1,672,830
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      40,808,867     46,644,779     11,045,174     12,448,927     15,838,557     17,681,267      5,864,157      6,111,081
     (19,144,975)   (20,152,929)    (3,325,799)    (3,285,963)    (7,114,287)    (7,183,174)    (2,161,084)    (2,095,304)
     (11,880,043)   (10,585,251)    (2,456,178)    (1,992,243)    (4,654,107)    (3,766,871)    (1,576,266)    (1,107,111)
      (5,680,321)    (3,567,421)    (2,121,110)       689,583     (2,050,547)    (1,381,493)      (479,237)       555,928
     (17,128,117)    (8,271,223)    (3,214,828)    (9,316,568)    (5,392,163)    (2,389,848)    (1,247,829)       800,283
        (752,638)      (349,129)       (24,364)       (10,267)      (142,973)      (114,695)       (44,406)       (34,581)
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     (13,777,227)     3,718,826        (97,105)    (1,466,531)    (3,515,520)     2,845,186        355,335      4,230,296
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           6,386         (1,813)          (914)          (305)         2,681         (6,932)          (665)        (1,813)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,021,660     11,510,609        778,409     (1,348,408)     3,312,644     12,054,385      2,301,644      5,901,313
     231,519,097    220,008,488     33,244,444     34,592,852     99,679,555     87,625,170     31,983,560     26,082,247
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $234,540,757   $231,519,097   $ 34,022,853   $ 33,244,444   $102,992,199   $ 99,679,555   $ 34,285,204   $ 31,983,560
    ============   ============   ============   ============   ============   ============   ============   ============


            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
         INCOME & GROWTH--          INTERNATIONAL EQUITY--          LARGE CAP GROWTH--              MID CAP CORE--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $     56,871   $     85,421   $    413,843   $     96,794   $    (78,916)  $    (44,003)  $     26,877   $      5,797
          57,886         48,808        319,888        199,267       (392,922)      (844,491)     2,251,344         67,462
              --             --      1,416,285             --             --             --      2,107,123        375,345
                        569,274        180,560      2,736,944      1,079,428        427,820     (1,644,226)     2,456,410
         217,968
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         332,725        703,503      2,330,576      3,033,005        607,590       (460,674)     2,741,118      2,905,014
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,572,186      1,592,857      5,548,108      3,400,705      3,716,442      4,522,456      4,416,197      2,173,307
        (487,867)      (422,449)    (1,877,198)    (1,204,447)    (1,155,862)    (1,268,177)    (1,179,467)      (555,027)
        (374,012)      (217,097)    (1,092,966)      (669,575)      (816,778)      (638,464)      (897,013)      (262,561)
         (83,031)       117,966        317,083        550,325       (285,745)       (29,134)        (2,294)       718,288
         180,898        (72,193)     7,735,554      5,042,319     (1,660,848)    (1,315,925)     6,133,379      3,978,733
         (14,578)       (18,916)       (47,426)       (20,643)       (14,918)        (5,285)       (23,890)          (343)
                             --             --             --             --             --     (6,789,924)            --
              --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         793,596        980,168     10,583,155      7,098,684       (217,709)     1,265,471      1,656,988)     6,052,397
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             293           (442)           (51)        (3,116)           980            631           (241)        (2,807)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,126,614      1,683,229     12,913,680     10,128,573        390,861        805,428      4,397,865      8,954,604
       6,911,436      5,228,207     22,568,964     12,440,391     17,140,336     16,334,908     18,295,847      9,341,243
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  8,038,050   $  6,911,436   $ 35,482,644   $ 22,568,964   $ 17,531,197   $ 17,140,336   $ 22,693,712   $ 18,295,847
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005
and December 31, 2004

                                                          MAINSTAY VP                   MAINSTAY VP
                                                       MID CAP GROWTH--               MID CAP VALUE--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2005           2004           2005           2004
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $   (114,042)  $    (87,559)  $    111,677   $    104,901
   Net realized gain (loss) on investments......     1,495,787         36,921      1,647,051        112,372
   Realized gain distribution received..........        14,268             --      1,538,346        247,151
   Change in unrealized appreciation
     (depreciation) on investments..............     2,596,203      3,951,062     (1,665,693)     3,322,803
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     3,992,216      3,900,424      1,631,381      3,787,227
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     6,282,841      4,063,369      6,688,795      4,146,731
   Cost of insurance............................    (1,901,127)    (1,102,918)    (1,990,887)    (1,211,398)
   Policyowners' surrenders.....................    (1,013,183)      (354,903)      (999,021)      (661,285)
   Net transfers from (to) Fixed Account........       490,384        810,548        208,221      1,114,598
   Transfers between Investment Divisions.......     6,487,698      3,679,932      5,874,289      4,595,172
   Policyowners' death benefits.................       (38,954)       (19,783)       (32,839)       (21,689)
   Contribution (withdrawal) of seed money by
     New York Life Insurance and Annuity
     Corporation................................    (5,736,564)            --     (6,352,999)            --
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     4,571,095      7,076,245      3,395,559      7,962,129
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...           (51)        (2,671)         1,161         (3,696)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     8,563,260     10,973,998      5,028,101     11,745,660
NET ASSETS:
   Beginning of year............................    23,256,000     12,282,002     28,909,766     17,164,106
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 31,819,260   $ 23,256,000   $ 33,937,867   $ 28,909,766
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                        S&P 500 INDEX--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $  1,540,757   $  2,240,042
   Net realized gain (loss) on investments......     1,294,476        290,259
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     7,257,600     18,283,970
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................    10,092,833     20,814,271
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    42,908,972     45,156,365
   Cost of insurance............................   (17,378,685)   (16,947,572)
   Policyowners' surrenders.....................   (12,782,137)   (10,010,034)
   Net transfers from (to) Fixed Account........    (3,379,019)     1,030,365
   Transfers between Investment Divisions.......    (5,641,683)    (1,889,824)
   Policyowners' death benefits.................      (277,635)      (457,667)
   Contribution (withdrawal) of seed money by
     New York Life Insurance and Annuity
     Corporation................................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........     3,449,813     16,881,633
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...         8,662        (13,681)
                                                  ------------   ------------
       Increase (decrease) in net assets........    13,551,308     37,682,223
NET ASSETS:
   Beginning of year............................   235,050,382    197,368,159
                                                  ------------   ------------
   End of year..................................  $248,601,690   $235,050,382
                                                  ============   ============

                                                        ALGER AMERICAN              AMERICAN CENTURY VP
                                                    SMALL CAPITALIZATION--        INFLATION PROTECTION--
                                                        CLASS O SHARES                   CLASS II
                                                  ---------------------------   ---------------------------
                                                      2005           2004           2005         2004(B)
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $   (186,558)  $   (159,316)  $        142   $        239
   Net realized gain (loss) on investments......     1,143,649        636,171              7             52
   Realized gain distribution received..........            --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     4,228,256      3,824,409           (188)             9
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     5,185,347      4,301,264            (39)           300
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     5,696,782      6,086,408         (1,079)         2,172
   Cost of insurance............................    (2,247,483)    (2,055,338)         1,088         (2,392)
   Policyowners' surrenders.....................    (1,852,059)    (1,398,406)            --             --
   Net transfers from (to) Fixed Account........       (15,204)      (223,624)            --             --
   Transfers between Investment Divisions.......        89,174       (137,788)         5,711            626
   Policyowners' death benefits.................        (9,966)       (43,360)            --             --
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     1,661,244      2,227,892          5,720            406
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (1,711)        (5,014)            --             --
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     6,844,880      6,524,142          5,681            706
NET ASSETS:
   Beginning of year............................    32,311,202     25,787,060            706             --
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 39,156,082   $ 32,311,202   $      6,387   $        706
                                                  ============   ============   ============   ============


                                                      AMERICAN CENTURY VP
                                                        INTERNATIONAL--
                                                           CLASS II
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $        577   $      1,432
   Net realized gain (loss) on investments......        12,045         15,301
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............         7,247           (750)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        19,869         15,983
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        12,741          3,290
   Cost of insurance............................        (5,602)        (2,990)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........       354,089          2,961
   Transfers between Investment Divisions.......      (315,506)      (173,661)
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........        45,722       (170,400)
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........        65,591       (154,417)
NET ASSETS:
   Beginning of year............................        53,357        207,774
                                                  ------------   ------------
   End of year..................................  $    118,948   $     53,357
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.
(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                    ALGER AMERICAN
            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                    LEVERAGED
        SMALL CAP GROWTH--              TOTAL RETURN--                    VALUE--                      ALL CAP--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                CLASS O SHARES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $    (81,539)  $    (87,816)  $    543,771   $    639,198   $    433,218   $    366,761   $         --   $         --
         751,736         92,982        429,040        239,029        709,550        166,039         11,781          8,552
         340,554             --             --             --             --             --             --             --
        (540,131)     1,688,097      2,400,126      2,322,792      2,569,699      5,813,929          1,581          1,648
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         470,620      1,693,263      3,372,937      3,201,019      3,712,467      6,346,729         13,362         10,200
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,038,270      4,114,185      9,477,625     10,290,394     10,962,333     11,917,828          4,147         16,171
      (1,373,190)    (1,048,642)    (4,795,095)    (4,887,051)    (4,896,380)    (4,825,509)        (3,106)        (4,788)
        (571,035)      (415,259)    (2,883,594)    (2,894,346)    (3,546,615)    (2,498,054)            --             --
         139,358        597,398       (892,678)      (130,883)      (965,333)      (345,486)       354,076             --
         699,234      1,934,204     (3,056,101)      (967,312)    (1,987,322)      (516,866)      (356,469)         3,637
         (14,280)       (25,207)      (123,829)      (112,176)      (167,704)      (117,203)            --             --
      (5,081,248)            --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (1,162,891)     5,156,679     (2,273,672)     1,298,626       (601,021)     3,614,710         (1,352)        15,020
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           2,162         (1,335)           490         (3,148)         1,297         (4,927)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (690,109)     6,848,607      1,099,755      4,496,497      3,112,743      9,956,512         12,010         25,220
      20,487,658     13,639,051     59,631,122     55,134,625     67,601,411     57,644,899         63,693         38,473
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 19,797,549   $ 20,487,658   $ 60,730,877   $ 59,631,122   $ 70,714,154   $ 67,601,411   $     75,703   $     63,693
    ============   ============   ============   ============   ============   ============   ============   ============

             AMERICAN
            CENTURY VP                                                  DREYFUS IP                    DREYFUS VIF
              VALUE--                       CALVERT                 TECHNOLOGY GROWTH--          DEVELOPING LEADERS--
             CLASS II                   SOCIAL BALANCED               INITIAL SHARES                INITIAL SHARES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $      6,970   $      1,607   $     57,977   $     45,397   $    (31,845)  $    (26,835)  $         --   $        449
         (31,043)         1,974         (7,119)       (37,274)        60,626        209,871         64,884          1,983
          97,719          1,475             --             --             --             --             --             --
         (86,192)        57,602        162,032        263,610        258,273        (47,810)       (40,629)        18,578
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (12,546)        62,658        212,890        271,733        287,054        135,226         24,255         21,010
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           9,724        115,320        836,288        762,425      2,210,358      1,939,022         25,958         47,343
         (16,350)       (11,550)      (296,970)      (278,546)      (738,427)      (574,276)        (8,664)        (7,049)
              --             --       (212,851)      (142,537)      (216,159)      (155,762)            --             --
              --             62         29,529         71,691        434,623        316,414        354,174         14,212
        (663,565)       618,196        (17,616)       (26,639)    (1,021,160)     1,373,719       (349,391)        68,609
              --             --        (16,470)        (1,378)        (6,097)       (10,370)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (670,191)       722,028        321,910        385,016        663,138      2,888,747         22,077        123,115
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             (9)          (223)           464            (95)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (682,737)       784,686        534,791        656,526        950,656      3,023,878         46,332        144,125
         973,233        188,547      3,930,663      3,274,137      7,230,757      4,206,879        279,398        135,273
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    290,496   $    973,233   $  4,465,454   $  3,930,663   $  8,181,413   $  7,230,757   $    325,730   $    279,398
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005
and December 31, 2004

                                                        FIDELITY(R) VIP              FIDELITY(R) VIP
                                                        CONTRAFUND(R)--              EQUITY-INCOME--
                                                         INITIAL CLASS                INITIAL CLASS
                                                  ---------------------------   -------------------------
                                                      2005           2004          2005          2004
                                                  -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $   (401,919)  $   (287,163)  $   509,670   $   350,716
   Net realized gain (loss) on investments......       370,774       (305,420)       21,215        73,695
   Realized gain distribution received..........        23,014             --     1,724,741       140,913
   Change in unrealized appreciation
     (depreciation) on investments..............    21,403,690     15,619,330       542,561     4,051,882
                                                  ------------   ------------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from operations................    21,395,559     15,026,747     2,798,187     4,617,206
                                                  ------------   ------------   -----------   -----------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    22,641,007     20,397,002     9,296,572     8,744,418
   Cost of insurance............................    (8,749,572)    (7,521,078)   (3,411,082)   (3,064,920)
   Policyowners' surrenders.....................    (6,041,079)    (4,185,074)   (2,283,427)   (1,506,291)
   Net transfers from (to) Fixed Account........    (1,451,177)      (568,790)     (364,648)      910,567
   Transfers between Investment Divisions.......    10,543,787      4,381,238       478,756     1,691,989
   Policyowners' death benefits.................      (150,474)      (111,298)     (100,685)      (20,837)
                                                  ------------   ------------   -----------   -----------
     Net contributions and (withdrawals)........    16,792,492     12,392,000     3,615,486     6,754,926
                                                  ------------   ------------   -----------   -----------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (9,869)       (14,960)        1,175        (2,939)
                                                  ------------   ------------   -----------   -----------
       Increase (decrease) in net assets........    38,178,182     27,403,787     6,414,848    11,369,193
NET ASSETS:
   Beginning of year............................   120,302,602     92,898,815    48,525,481    37,156,288
                                                  ------------   ------------   -----------   -----------
   End of year..................................  $158,480,784   $120,302,602   $54,940,329   $48,525,481
                                                  ============   ============   ===========   ===========


                                                        FIDELITY(R) VIP
                                                           GROWTH--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $      1,569   $        672
   Net realized gain (loss) on investments......        56,800            659
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............       (32,635)         9,884
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        25,734         11,215
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........         2,860         44,953
   Cost of insurance............................        (6,147)        (5,036)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........       470,142             --
   Transfers between Investment Divisions.......      (465,325)         7,834
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........         1,530         47,751
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........        27,264         58,966
NET ASSETS:
   Beginning of year............................       316,474        257,508
                                                  ------------   ------------
   End of year..................................  $    343,738   $    316,474
                                                  ============   ============

                                                      JANUS ASPEN SERIES           JANUS ASPEN SERIES
                                                          BALANCED--                MID CAP GROWTH--
                                                     INSTITUTIONAL SHARES         INSTITUTIONAL SHARES
                                                  ---------------------------   -------------------------
                                                      2005           2004          2005          2004
                                                  -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $  1,882,788   $  1,722,947   $        --   $        --
   Net realized gain (loss) on investments......      (246,674)      (553,785)          686         1,386
   Realized gain distribution received..........            --             --            --            --
   Change in unrealized appreciation
     (depreciation) on investments..............     6,082,531      6,474,058        13,759        14,278
                                                  ------------   ------------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from operations................     7,718,645      7,643,220        14,445        15,664
                                                  ------------   ------------   -----------   -----------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    18,974,336     21,504,020         6,603       180,694
   Cost of insurance............................    (7,320,750)    (7,383,831)       (4,348)       (3,677)
   Policyowners' surrenders.....................    (4,648,885)    (4,398,848)           --            --
   Net transfers from (to) Fixed Account........    (1,746,653)    (1,209,772)           --        54,382
   Transfers between Investment Divisions.......    (5,881,511)    (5,687,509)        1,936      (160,597)
   Policyowners' death benefits.................      (249,014)      (118,601)           --            --
                                                  ------------   ------------   -----------   -----------
     Net contributions and (withdrawals)........      (872,477)     2,705,459         4,191        70,802
                                                  ------------   ------------   -----------   -----------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (1,596)        (7,255)           --            --
                                                  ------------   ------------   -----------   -----------
       Increase (decrease) in net assets........     6,844,572     10,341,424        18,636        86,466
NET ASSETS:
   Beginning of year............................   105,158,991     94,817,567       113,709        27,243
                                                  ------------   ------------   -----------   -----------
   End of year..................................  $112,003,563   $105,158,991   $   132,345   $   113,709
                                                  ============   ============   ===========   ===========


                                                      JANUS ASPEN SERIES
                                                      WORLDWIDE GROWTH--
                                                     INSTITUTIONAL SHARES
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    798,267   $    424,267
   Net realized gain (loss) on investments......    (6,021,427)    (4,269,474)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............    10,329,601      7,910,065
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     5,106,441      4,064,858
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    18,997,332     21,773,467
   Cost of insurance............................    (6,993,591)    (7,430,235)
   Policyowners' surrenders.....................    (5,355,473)    (4,231,514)
   Net transfers from (to) Fixed Account........    (1,991,447)    (1,683,720)
   Transfers between Investment Divisions.......    (8,434,892)    (5,572,441)
   Policyowners' death benefits.................      (145,184)      (143,802)
                                                  ------------   ------------
     Net contributions and (withdrawals)........    (3,923,255)     2,711,755
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...         2,998         (9,480)
                                                  ------------   ------------
       Increase (decrease) in net assets........     1,186,184      6,767,133
NET ASSETS:
   Beginning of year............................   101,206,467     94,439,334
                                                  ------------   ------------
   End of year..................................  $102,392,651   $101,206,467
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.
(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


          FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
            INDEX 500--             INVESTMENT GRADE BOND--              MID CAP--                    OVERSEAS--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $     15,357   $     16,073   $      1,053   $      3,713   $         --   $         --   $      3,714   $      3,662
           2,539         51,966           (331)        (1,179)       245,078        154,805          2,660         96,530
              --             --            636          2,671         30,105             --          2,907             --
          31,337         (7,289)         3,070         (2,073)        23,478        100,356        192,153        (34,909)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          49,233         60,750          4,428          3,132        298,661        255,161        201,434         65,283
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          30,218        232,110          1,000          4,507         69,725        354,162         48,109        156,646
         (24,475)       (26,535)        (2,058)        (2,216)       (93,253)       (73,111)       (17,843)       (13,168)
              --             --             --             --             --       (220,985)            --             --
           1,426         27,753          3,873        (66,393)        15,035         12,342          1,469          1,000
         522,866           (990)       166,232             --        881,520        840,682        601,241       (193,168)
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         530,035        232,338        169,047        (64,102)       873,027        913,090        632,976        (48,690)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         579,268        293,088        173,475        (60,970)     1,171,688      1,168,251        834,410         16,593
         906,431        613,343         28,145         89,115      1,800,238        631,987        525,354        508,761
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  1,485,699   $    906,431   $    201,620   $     28,145   $  2,971,926   $  1,800,238   $  1,359,764   $    525,354
    ============   ============   ============   ============   ============   ============   ============   ============


              MFS(R)                        MFS(R)                        MFS(R)                        MFS(R)
     INVESTORS TRUST SERIES--       NEW DISCOVERY SERIES--           RESEARCH SERIES--            UTILITIES SERIES--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005         2004(A)          2005           2004
    ---------------------------------------------------------------------------------------------------------------------
    $        318   $        338   $         --   $         --   $          1   $         --   $        113   $         68
             243           (120)           120             19              8             23          3,903            485
              --             --             --             --             --             --             --             --
           3,585          5,766          3,231          6,871             (3)             3          1,188          2,634
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           4,146          5,984          3,351          6,890              6             26          5,204          3,187
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           1,174            980          2,739         33,469            882            735          2,799            599
          (3,254)        (2,991)        (1,375)          (655)          (851)          (681)        (2,854)        (1,656)
              --             --             --             --             --             --             --             --
              --             --          1,959             --             --             --          1,426             --
              --             --             --            659             --             --         28,415         11,947
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (2,080)        (2,011)         3,323         33,473             31             54         29,786         10,890
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           2,066          3,973          6,674         40,363             37             80         34,990         14,077
          58,227         54,254         62,164         21,801             80             --         18,636          4,559
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $     60,293   $     58,227   $     68,838   $     62,164   $        117   $         80   $     53,626   $     18,636
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2005
and December 31, 2004

                                                                                    PIMCO            PIMCO
                                                       NEUBERGER BERMAN         REAL RETURN--    TOTAL RETURN--      ROYCE
                                                     AMT MID-CAP GROWTH--       ADMINISTRATIVE   ADMINISTRATIVE    MICRO-CAP
                                                            CLASS I              CLASS SHARES     CLASS SHARES     PORTFOLIO
                                                  ---------------------------   --------------   --------------   ------------
                                                      2005           2004          2005(D)          2005(D)         2005(E)
                                                  ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $         --   $         --    $         19     $         66    $        559
   Net realized gain (loss) on investments......         7,287            650             (36)            (113)            (51)
   Realized gain distribution received..........            --             --              17               73           1,689
   Change in unrealized appreciation
     (depreciation) on investments..............         2,717         11,014             (18)             (72)           (833)
                                                  ------------   ------------    ------------     ------------    ------------
     Net increase (decrease) in net assets
       resulting from operations................        10,004         11,664             (18)             (46)          1,364
                                                  ------------   ------------    ------------     ------------    ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........         5,186         14,442              --               --           8,073
   Cost of insurance............................        (5,645)        (4,688)           (292)            (879)           (529)
   Policyowners' surrenders.....................            --             --              --               --          (1,689)
   Net transfers from (to) Fixed Account........            --            132           1,883            5,650           7,189
   Transfers between Investment Divisions.......       (22,004)        22,647              --               --         290,816
   Policyowners' death benefits.................            --             --              --               --              --
                                                  ------------   ------------    ------------     ------------    ------------
     Net contributions and (withdrawals)........       (22,463)        32,533           1,591            4,771         303,860
                                                  ------------   ------------    ------------     ------------    ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --              --               --              --
                                                  ------------   ------------    ------------     ------------    ------------
       Increase (decrease) in net assets........       (12,459)        44,197           1,573            4,725         305,224
NET ASSETS:
   Beginning of year............................        83,418         39,221              --               --              --
                                                  ------------   ------------    ------------     ------------    ------------
   End of year..................................  $     70,959   $     83,418    $      1,573     $      4,725    $    305,224
                                                  ============   ============    ============     ============    ============

                                                          VAN KAMPEN                    VAN KAMPEN
                                                         UIF EMERGING                  UIF EMERGING
                                                        MARKETS DEBT--               MARKETS EQUITY--
                                                            CLASS I                       CLASS I
                                                  ---------------------------   ---------------------------
                                                      2005           2004           2005           2004
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $      2,050   $      1,416   $    (45,861)  $     13,429
   Net realized gain (loss) on investments......            57             14      1,205,409        377,858
   Realized gain distribution received..........           436            662             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............           583            (19)     7,299,536      3,658,564
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................         3,126          2,073      8,459,084      4,049,851
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........         4,073          1,710      4,499,681      3,447,555
   Cost of insurance............................          (839)          (328)    (1,791,252)    (1,303,882)
   Policyowners' surrenders.....................            --             --     (1,300,990)      (577,471)
   Net transfers from (to) Fixed Account........         1,959             --       (276,353)        36,120
   Transfers between Investment Divisions.......            --             --      4,646,309         51,107
   Policyowners' death benefits.................            --             --        (34,657)       (13,294)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........         5,193          1,382      5,742,738      1,640,135
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --         (4,364)        (5,682)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........         8,319          3,455     14,197,458      5,684,304
NET ASSETS:
   Beginning of year............................        23,554         20,099     22,542,548     16,858,244
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $     31,873   $     23,554   $ 36,740,006   $ 22,542,548
                                                  ============   ============   ============   ============


                                                          VAN KAMPEN
                                                    UIF U.S. REAL ESTATE--
                                                            CLASS I
                                                  ---------------------------
                                                      2005           2004
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $        241   $         97
   Net realized gain (loss) on investments......           429        (17,111)
   Realized gain distribution received..........           532            112
   Change in unrealized appreciation
     (depreciation) on investments..............         3,431          1,766
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................         4,633        (15,136)
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        15,295          5,100
   Cost of insurance............................        (2,633)        (1,930)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........         1,426          7,070
   Transfers between Investment Divisions.......        12,120         18,292
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........        26,208         28,532
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........        30,841         13,396
NET ASSETS:
   Beginning of year............................        16,976          3,580
                                                  ------------   ------------
   End of year..................................  $     47,817   $     16,976
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.
(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                         VAN ECK
       ROYCE              T. ROWE PRICE                 T. ROWE PRICE                   WORLDWIDE              VAN ECK
     SMALL-CAP            EQUITY INCOME               LIMITED-TERM BOND                 ABSOLUTE              WORLDWIDE
     PORTFOLIO              PORTFOLIO                     PORTFOLIO                      RETURN              HARD ASSETS
    ------------   ---------------------------   ---------------------------   ---------------------------   ------------
      2005(E)          2005           2004           2005           2004           2005         2004(B)          2005
    ---------------------------------------------------------------------------------------------------------------------
    $         --   $    494,787   $    320,293   $      5,471   $      6,179   $         --   $         --   $        127
             (61)       229,686        217,733           (526)        (1,015)            --           (163)         2,583
           2,265      2,194,639        702,727             --             --             --             --             --
          (5,548)    (1,313,504)     2,731,173         (2,297)        (2,118)            --             --        129,029
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (3,344)     1,605,608      3,971,926          2,648          3,046             --           (163)       131,739
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          17,585      9,018,193      7,172,129         (2,103)         2,096             --             (1)       144,914
          (1,233)    (2,733,224)    (1,938,028)        (1,173)        (5,474)            --           (887)       (16,384)
              --     (1,687,838)    (1,306,945)            --             --             --             --             --
             442        257,000        661,880             --       (106,796)            --             --         18,781
         320,775      7,271,971      5,305,135         (7,400)            --             --          1,051        973,377
              --        (74,188)       (10,494)            --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         337,569     12,051,914      9,883,677        (10,676)      (110,174)            --            163      1,120,688
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --          1,156         (2,492)            --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         334,225     13,658,678     13,853,111         (8,028)      (107,128)            --             --      1,252,427
              --     34,837,395     20,984,284        162,093        269,221             --             --         30,491
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    334,225   $ 48,496,073   $ 34,837,395   $    154,065   $    162,093   $         --   $         --   $  1,282,918
    ============   ============   ============   ============   ============   ============   ============   ============


       VAN ECK
      WORLDWIDE
     HARD ASSETS
     ------------
         2004
     ------------
     $        888
             (335)
               --
            2,567
     ------------
            3,120
     ------------
            5,134
           (3,767)
               --
            7,502
           14,104
               --
     ------------
           22,973
     ------------
               --
     ------------
           26,093
            4,398
     ------------
     $     30,491
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC VUL Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL") - Series 1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000") - Series 1 and Single Premium Variable Universal Life ("SPVUL") - Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000") - Series 2, Single Premium Variable Universal Life
("SPVUL") - Series 2 and 3, Survivorship Variable Universal Life
("SVUL") - Series 2 and Variable Universal Life Provider ("VUL Provider")). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-1 are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Enhanced DCA Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Lord Abbett & Co., and Winslow Capital Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

VUL Separate Account-1 offers fifty-six variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Thirty-two of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-seven of these Investment Divisions are available for Group 3 policies.

The following Investment Divisions are available for all Group 1, Group 2, and Group 4 policies:

MainStay VP Balanced
MainStay VP Basic Value(1)
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock(2)
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP High Yield Corporate Bond
MainStay VP Income & Growth(3)
MainStay VP International Equity
MainStay VP Large Cap Growth(4)
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value(5)
MainStay VP S&P 500 Index(6)
MainStay VP Small Cap Growth
MainStay VP Total Return
MainStay VP Value
Alger American Small Capitalization - Class O Shares
Calvert Social Balanced
Dreyfus IP Technology Growth - Initial Shares
Fidelity(R) VIP Contrafund(R) - Initial Class
Fidelity(R) VIP Equity-Income - Initial Class
Janus Aspen Series Balanced - Institutional Shares
Janus Aspen Series Worldwide Growth - Institutional
  Shares
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio
T. Rowe Price Equity Income Portfolio
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Equity - Class I

The following Investment Divisions are available for Group 3 policies:

MainStay VP Basic Value(1)
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock(2)
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

MainStay VP High Yield Corporate Bond
MainStay VP Income & Growth(3)
MainStay VP Large Cap Growth(4)
MainStay VP S&P 500 Index(6)
MainStay VP Total Return
MainStay VP Value
Alger American Leveraged All Cap - Class O Shares
Alger American Small Capitalization - Class O Shares
American Century VP Inflation Protection - Class II
American Century VP International - Class II
American Century VP Value - Class II
Dreyfus IP Technology Growth - Initial Shares
Dreyfus VIF Developing Leaders - Initial Shares(7)
Fidelity(R) VIP Contrafund(R) - Initial Class
Fidelity(R) VIP Equity-Income - Initial Class
Fidelity(R) VIP Growth - Initial Class
Fidelity(R) VIP Index 500 - Initial Class
Fidelity(R) VIP Investment Grade Bond - Initial Class
Fidelity(R) VIP Mid Cap - Initial Class
Fidelity(R) VIP Overseas - Initial Class
Janus Aspen Series Balanced - Institutional Shares
Janus Aspen Series Mid Cap Growth - Institutional Shares(8)
Janus Aspen Series Worldwide Growth - Institutional
  Shares
MFS(R) Investors Trust Series - Initial Class
MFS(R) New Discovery Series - Initial Class
MFS(R) Research Series - Initial Class
MFS(R) Utilities Series - Initial Class
Neuberger Berman AMT Mid-Cap Growth - Class I
PIMCO Global Bond - Administrative Class Shares
PIMCO Low Duration - Administrative Class Shares
PIMCO Real Return - Administrative Class Shares
PIMCO Total Return - Administrative Class Shares
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
Van Eck Worldwide Absolute Return
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Debt - Class I
Van Kampen UIF Emerging Markets Equity - Class I
Van Kampen UIF U.S. Real Estate - Class I

Not all investment divisions are available under all policies.

(1) Formerly MainStay VP Dreyfus Large Company Value         (5) Formerly MainStay VP Equity Income
(2) Formerly MainStay VP Growth Equity                       (6) Formerly MainStay VP Indexed Equity
(3) Formerly MainStay VP American Century Income &           (7) Formerly Dreyfus VIF Small Cap
Growth                                                       (8) Formerly Janus Aspen Series Aggressive
(4) Formerly MainStay VP Growth                              Growth

All investments into the MainStay VP Series funds by VUL Separate Account-1 will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following Investment Divisions: PIMCO Global Bond - Administrative Class Shares, and PIMCO Low Duration - Administrative Class Shares.

For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider and SVUL policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

Beginning in 2005, the amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of 2005. These amounts held as cash by NYLIAC, will be deposited into the investment divisions in accordance with the policyowners' instructions, on the first business day of 2006.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2005, the investments of VUL Separate Account-I are as follows:


                                                     MAINSTAY VP                     MAINSTAY VP
                                     MAINSTAY VP        BASIC        MAINSTAY VP       CAPITAL       MAINSTAY VP
                                     BALANCED--        VALUE--         BOND--       APPRECIATION--      CASH
                                    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    MANAGEMENT
                                    ----------------------------------------------------------------------------
Number of shares..................         926             859           2,096           10,078         33,893
Identified cost...................     $ 9,416         $ 8,636         $28,451         $218,434        $33,892


                                     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                       MID CAP         MID CAP         MID CAP         S&P 500        SMALL CAP
                                       CORE--         GROWTH--         VALUE--         INDEX--        GROWTH--
                                    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                    -----------------------------------------------------------------------------
Number of shares..................       1,654           2,342           2,754           9,858           1,776
Identified cost...................     $20,744         $24,502         $30,276        $217,778         $17,166

  Investment activity for the year ended December 31, 2005 was as follows:


                                                     MAINSTAY VP                     MAINSTAY VP
                                     MAINSTAY VP        BASIC        MAINSTAY VP       CAPITAL       MAINSTAY VP
                                     BALANCED--        VALUE--         BOND--       APPRECIATION--      CASH
                                    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    MANAGEMENT
                                    ----------------------------------------------------------------------------
Purchases.........................     $ 9,492         $ 1,899         $ 4,475         $  4,953        $27,803
Proceeds from sales...............          78             756           3,214           20,106         27,199


                                     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                       MID CAP         MID CAP         MID CAP         S&P 500        SMALL CAP
                                       CORE--         GROWTH--         VALUE--         INDEX--        GROWTH--
                                    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                    -----------------------------------------------------------------------------
Purchases.........................     $11,693         $11,571         $12,726        $ 20,770         $ 5,682
Proceeds from sales...............       7,925           7,127           7,701          15,746           6,616

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                          MAINSTAY VP
      MAINSTAY VP                     MAINSTAY VP                         HIGH YIELD       MAINSTAY VP      MAINSTAY VP
        COMMON        MAINSTAY VP       FLOATING        MAINSTAY VP        CORPORATE        INCOME &       INTERNATIONAL
        STOCK--      CONVERTIBLE--       RATE--         GOVERNMENT--        BOND--          GROWTH--         EQUITY--
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
     -------------------------------------------------------------------------------------------------------------------
           4,773          2,901           2,516             1,908             9,572              678            2,479
        $104,988        $30,092         $24,938           $20,971           $88,025          $ 6,933          $31,372


      MAINSTAY VP
       LARGE CAP
       GROWTH--
     INITIAL CLASS
     -------------
          1,515
        $16,596

                                         ALGER             ALGER           AMERICAN
      MAINSTAY VP                       AMERICAN          AMERICAN        CENTURY VP       AMERICAN        AMERICAN
         TOTAL        MAINSTAY VP      LEVERAGED           SMALL          INFLATION       CENTURY VP      CENTURY VP
       RETURN--         VALUE--        ALL CAP--      CAPITALIZATION--   PROTECTION--   INTERNATIONAL--     VALUE--
     INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II        CLASS II        CLASS II
     ----------------------------------------------------------------------------------------------------------------
           3,481          4,097               2             1,655                1               14              35
        $ 60,993        $62,014         $    70           $27,386          $     7          $   106         $   293


        CALVERT
        SOCIAL
       BALANCED
     -------------
          2,301
        $ 4,082

                                                                          MAINSTAY VP
      MAINSTAY VP                     MAINSTAY VP                         HIGH YIELD       MAINSTAY VP      MAINSTAY VP
        COMMON        MAINSTAY VP       FLOATING        MAINSTAY VP        CORPORATE        INCOME &       INTERNATIONAL
        STOCK--      CONVERTIBLE--       RATE--         GOVERNMENT--        BOND--          GROWTH--         EQUITY--
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
     -------------------------------------------------------------------------------------------------------------------
        $  6,031        $ 3,681         $25,278           $ 3,096           $17,031          $ 1,542          $13,685
           7,884          2,985             339             2,953            10,287              693            1,103


      MAINSTAY VP
       LARGE CAP
       GROWTH--
     INITIAL CLASS
     -------------
        $ 1,925
          2,237

                                         ALGER             ALGER           AMERICAN
      MAINSTAY VP                       AMERICAN          AMERICAN        CENTURY VP       AMERICAN        AMERICAN
         TOTAL        MAINSTAY VP      LEVERAGED           SMALL          INFLATION       CENTURY VP      CENTURY VP
       RETURN--         VALUE--        ALL CAP--      CAPITALIZATION--   PROTECTION--   INTERNATIONAL--     VALUE--
     INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II        CLASS II        CLASS II
     ----------------------------------------------------------------------------------------------------------------
        $  3,398        $ 6,374         $   360           $ 7,061          $     8          $   408         $   156
           5,090          6,531             361             5,601                2              362             721


        CALVERT
        SOCIAL
       BALANCED
     -------------
        $   710
            330

--------------------------------------------------------------------------------

                                                                                              FIDELITY(R)
                                       DREYFUS IP        DREYFUS VIF        FIDELITY(R)           VIP           FIDELITY(R)
                                       TECHNOLOGY         DEVELOPING            VIP             EQUITY-             VIP
                                        GROWTH--          LEADERS--       CONTRAFUND(R)--      INCOME--          GROWTH--
                                     INITIAL SHARES     INITIAL SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                    -----------------------------------------------------------------------------------------
Number of shares..................          905                 7               5,109             2,157                10
Identified cost...................       $7,381              $316            $118,408           $48,761           $   332


                                     FIDELITY(R)
                                         VIP
                                     INDEX 500--
                                    INITIAL CLASS
                                    -------------
Number of shares..................          10
Identified cost...................      $1,392


                                                                          NEUBERGER                         PIMCO
                                         MFS(R)             MFS(R)        BERMAN AMT       PIMCO            TOTAL
                                        RESEARCH          UTILITIES        MID-CAP     REAL RETURN--       RETURN--        ROYCE
                                        SERIES--           SERIES--        GROWTH--    ADMINISTRATIVE   ADMINISTRATIVE   MICRO-CAP
                                     INITIAL CLASS      INITIAL CLASS      CLASS I      CLASS SHARES     CLASS SHARES    PORTFOLIO
                                    ----------------------------------------------------------------------------------------------
Number of shares..................           --                 2                 3            --               --            24
Identified cost...................       $   --              $ 49          $     54       $     2          $     5        $  305

                                                                                              FIDELITY(R)
                                       DREYFUS IP        DREYFUS VIF        FIDELITY(R)           VIP           FIDELITY(R)
                                       TECHNOLOGY         DEVELOPING            VIP             EQUITY-             VIP
                                        GROWTH--          LEADERS--       CONTRAFUND(R)--      INCOME--          GROWTH--
                                     INITIAL SHARES     INITIAL SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                    -----------------------------------------------------------------------------------------
Purchases.........................       $2,623              $391            $ 20,950           $ 9,077           $   496
Proceeds from sales...............        1,991               369               4,655             3,263               493


                                     FIDELITY(R)
                                         VIP
                                     INDEX 500--
                                    INITIAL CLASS
                                    -------------
Purchases.........................      $  588
Proceeds from sales...............          42


                                                                          NEUBERGER                         PIMCO
                                         MFS(R)             MFS(R)        BERMAN AMT       PIMCO            TOTAL
                                        RESEARCH          UTILITIES        MID-CAP     REAL RETURN--       RETURN--        ROYCE
                                        SERIES--           SERIES--        GROWTH--    ADMINISTRATIVE   ADMINISTRATIVE   MICRO-CAP
                                     INITIAL CLASS      INITIAL CLASS      CLASS I      CLASS SHARES     CLASS SHARES    PORTFOLIO
                                    ----------------------------------------------------------------------------------------------
Purchases.........................       $    1              $ 46          $      5       $     4          $    11        $  309
Proceeds from sales...............            1                16                28             2                6             4

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                     JANUS ASPEN     JANUS ASPEN
     FIDELITY(R)                                     JANUS ASPEN       SERIES          SERIES          MFS(R)          MFS(R)
         VIP         FIDELITY(R)     FIDELITY(R)       SERIES          MID CAP        WORLDWIDE       INVESTORS          NEW
     INVESTMENT          VIP             VIP         BALANCED--       GROWTH--        GROWTH--          TRUST         DISCOVERY
    GRADE BOND--      MID CAP--      OVERSEAS--     INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL     SERIES--        SERIES--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS      SHARES          SHARES          SHARES       INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------------
          16                85             66             4,358              5            3,668              3             4
        $198           $ 2,714         $1,113          $101,801         $  102         $117,819        $    54           $58

                                                                                  VAN            VAN
                                     T. ROWE                                    KAMPEN         KAMPEN            VAN
                     T. ROWE          PRICE                                       UIF            UIF           KAMPEN
                      PRICE         LIMITED-        VAN ECK                    EMERGING       EMERGING        UIF U.S.
       ROYCE         EQUITY           TERM         WORLDWIDE      VAN ECK       MARKETS        MARKETS          REAL
     SMALL-CAP       INCOME           BOND         ABSOLUTE      WORLDWIDE      DEBT--        EQUITY--        ESTATE--
     PORTFOLIO      PORTFOLIO       PORTFOLIO       RETURN      HARD ASSETS     CLASS I        CLASS I         CLASS I
    ---------------------------------------------------------------------------------------------------------------------
         34            2,226             31              --           46              4          2,482             2
       $339          $44,955         $  160        $     --       $1,143       $     30        $21,677           $42

                                                                     JANUS ASPEN     JANUS ASPEN
     FIDELITY(R)                                     JANUS ASPEN       SERIES          SERIES          MFS(R)          MFS(R)
         VIP         FIDELITY(R)     FIDELITY(R)       SERIES          MID CAP        WORLDWIDE       INVESTORS          NEW
     INVESTMENT          VIP             VIP         BALANCED--       GROWTH--        GROWTH--          TRUST         DISCOVERY
    GRADE BOND--      MID CAP--      OVERSEAS--     INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL     SERIES--        SERIES--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS      SHARES          SHARES          SHARES       INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
        $178           $ 2,487         $  655          $  8,567         $    9         $  5,727        $     2           $ 5
           7             1,583             16             7,533              4            8,846              4             1

                                                                                  VAN            VAN
                                     T. ROWE                                    KAMPEN         KAMPEN            VAN
                     T. ROWE          PRICE                                       UIF            UIF           KAMPEN
                      PRICE         LIMITED-        VAN ECK                    EMERGING       EMERGING        UIF U.S.
       ROYCE         EQUITY           TERM         WORLDWIDE      VAN ECK       MARKETS        MARKETS          REAL
     SMALL-CAP       INCOME           BOND         ABSOLUTE      WORLDWIDE      DEBT--        EQUITY--        ESTATE--
     PORTFOLIO      PORTFOLIO       PORTFOLIO       RETURN      HARD ASSETS     CLASS I        CLASS I         CLASS I
    ---------------------------------------------------------------------------------------------------------------------
       $349          $16,231         $    7        $     --       $1,122       $      8        $ 8,482           $29
         10            1,520             12              --            9              1          3,011             2

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

    - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

    - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

  processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle
  SVUL:

                                                    MONTHLY               MONTHLY
                                                CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                           POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                          ---------------   -----------------------
VUL...........................................       $N/A                   $ 7
SVUL..........................................         60                    10
VUL 2000......................................         30                    10
VUL Provider..................................         30                    10
Pinnacle VUL*.................................        100                    25
Pinnacle SVUL*................................        100                    25

        -----------------------

      * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

      For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

    - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

      For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

      For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
      2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges

------------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

    from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

------------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2005 and 2004 were as follow:


                                          MAINSTAY VP             MAINSTAY VP                     MAINSTAY VP
                                          BALANCED--             BASIC VALUE--                      BOND--
                                         INITIAL CLASS           INITIAL CLASS                   INITIAL CLASS
                                         -------------   -----------------------------   -----------------------------
                                            2005(C)          2005            2004            2005            2004
                                         -----------------------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................         727              37              63              95             100
Units redeemed.........................          (9)            (13)            (22)           (131)           (168)
                                            -------         -------         -------         -------         -------
  Net increase (decrease)..............         718              24              41             (36)            (68)
                                            =======         =======         =======         =======         =======
GROUP 2 POLICIES
Units issued...........................         107              86             141             121             149
Units redeemed.........................          (4)            (63)            (63)            (97)            (85)
                                            -------         -------         -------         -------         -------
  Net increase (decrease)..............         103              23              78              24              64
                                            =======         =======         =======         =======         =======
GROUP 3 POLICIES
Units issued...........................          --               1               4               4              21
Units redeemed.........................          --              --              --             (17)             (2)
                                            -------         -------         -------         -------         -------
  Net increase (decrease)..............          --               1               4             (13)             19
                                            =======         =======         =======         =======         =======
GROUP 4 POLICIES
Units issued...........................         102              59              77             135             127
Units redeemed.........................          (5)            (19)            (11)            (48)            (35)
                                            -------         -------         -------         -------         -------
  Net increase (decrease)..............          97              40              66              87              92
                                            =======         =======         =======         =======         =======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


             MAINSTAY VP                                                     MAINSTAY VP                     MAINSTAY VP
       CAPITAL APPRECIATION--                MAINSTAY VP                   COMMON STOCK--                   CONVERTIBLE--
            INITIAL CLASS                  CASH MANAGEMENT                  INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2005            2004            2005            2004            2005            2004            2005            2004
    -----------------------------------------------------------------------------------------------------------------------------
         1,392           1,685           3,772           1,878             317             394              69             113
        (2,143)         (1,823)         (5,173)         (3,156)           (466)           (431)           (118)            (51)
       -------         -------         -------         -------         -------         -------         -------         -------
          (751)           (138)         (1,401)         (1,278)           (149)            (37)            (49)             62
       =======         =======         =======         =======         =======         =======         =======         =======
         1,520           1,874           2,435           3,681             549             696             220             287
        (1,537)         (1,251)         (3,180)         (5,637)           (577)           (452)           (212)           (185)
       -------         -------         -------         -------         -------         -------         -------         -------
           (17)            623            (745)         (1,956)            (28)            244               8             102
       =======         =======         =======         =======         =======         =======         =======         =======
             4               9           2,298           2,097               9              15               3               4
            (2)             (2)         (1,465)         (1,558)             (2)             (2)             (2)             (1)
       -------         -------         -------         -------         -------         -------         -------         -------
             2               7             833             539               7              13               1               3
       =======         =======         =======         =======         =======         =======         =======         =======
           205             234           6,510           5,478             135             163             149             196
          (104)            (56)         (4,657)         (3,560)            (65)            (36)            (59)            (39)
       -------         -------         -------         -------         -------         -------         -------         -------
           101             178           1,853           1,918              70             127              90             157
       =======         =======         =======         =======         =======         =======         =======         =======


       MAINSTAY VP
     FLOATING RATE--
      INITIAL CLASS
     ---------------
         2005(C)
     ---------------
           2,371
              (1)
         -------
           2,370
         =======
              58
              (1)
         -------
              57
         =======
              --
              --
         -------
              --
         =======
              35
              (2)
         -------
              33
         =======

--------------------------------------------------------------------------------


                                                                                  MAINSTAY VP
                                                  MAINSTAY VP                     HIGH YIELD
                                                 GOVERNMENT--                  CORPORATE BOND--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2005            2004            2005            2004
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................         64              80             223             314
Units redeemed.........................       (119)           (122)           (369)           (290)
                                             -----           -----           -----           -----
  Net increase (decrease)..............        (55)            (42)           (146)             24
                                             =====           =====           =====           =====
GROUP 2 POLICIES
Units issued...........................         84             111             259             399
Units redeemed.........................        (76)           (131)           (224)           (159)
                                             -----           -----           -----           -----
  Net increase (decrease)..............          8             (20)             35             240
                                             =====           =====           =====           =====
GROUP 3 POLICIES
Units issued...........................          3               6               5              26
Units redeemed.........................         (1)             (3)             (5)            (21)
                                             -----           -----           -----           -----
  Net increase (decrease)..............          2               3              --               5
                                             =====           =====           =====           =====
GROUP 4 POLICIES
Units issued...........................         90              90             445             398
Units redeemed.........................        (48)            (27)           (122)            (71)
                                             -----           -----           -----           -----
  Net increase (decrease)..............         42              63             323             327
                                             =====           =====           =====           =====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                  INTERNATIONAL                   LARGE CAP                      MID CAP
         INCOME & GROWTH--                 EQUITY--                      GROWTH--                       CORE--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2005           2004           2005           2004           2005           2004           2005           2004
    ---------------------------------------------------------------------------------------------------------------------
          38             40            341            269             75            100            321            259
         (33)           (14)          (104)           (77)          (138)           (44)          (599)           (23)
       -----          -----          -----          -----          -----          -----          -----          -----
           5             26            237            192            (63)            56           (278)           236
       =====          =====          =====          =====          =====          =====          =====          =====
          74            104            347            264            284            370            225            170
         (58)           (48)           (57)           (58)          (311)          (343)           (41)           (27)
       -----          -----          -----          -----          -----          -----          -----          -----
          16             56            290            206            (27)            27            184            143
       =====          =====          =====          =====          =====          =====          =====          =====
          --             10             --             --              3              3             --             --
          (1)           (35)            --             --             --             --             --             --
       -----          -----          -----          -----          -----          -----          -----          -----
          (1)           (25)            --             --              3              3             --             --
       =====          =====          =====          =====          =====          =====          =====          =====
          59             53            251            168             74             91            225            157
         (13)           (10)           (53)           (22)           (38)           (31)           (45)           (23)
       -----          -----          -----          -----          -----          -----          -----          -----
          46             43            198            146             36             60            180            134
       =====          =====          =====          =====          =====          =====          =====          =====

--------------------------------------------------------------------------------


                                                  MAINSTAY VP                     MAINSTAY VP
                                                    MID CAP                         MID CAP
                                                   GROWTH--                         VALUE--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2005            2004            2005            2004
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        390             283             427             344
Units redeemed.........................       (585)            (44)           (611)            (66)
                                            ------          ------          ------          ------
  Net increase (decrease)..............       (195)            239            (184)            278
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        297             264             284             280
Units redeemed.........................        (86)            (53)           (105)            (70)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        211             211             179             210
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         --              --              --              --
Units redeemed.........................         --              --              --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............         --              --              --              --
                                            ======          ======          ======          ======
GROUP 4 POLICIES
Units issued...........................        356             280             340             255
Units redeemed.........................        (78)            (47)            (75)            (41)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        278             233             265             214
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


             MAINSTAY VP                     MAINSTAY VP
               S&P 500                        SMALL CAP                      MAINSTAY VP                     MAINSTAY VP
               INDEX--                        GROWTH--                     TOTAL RETURN--                      VALUE--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2005            2004            2005            2004            2005            2004            2005            2004
    -----------------------------------------------------------------------------------------------------------------------------
          682             804             111             177             283             336             261             311
         (889)           (799)           (549)            (41)           (431)           (382)           (360)           (310)
       ------          ------          ------          ------          ------          ------          ------          ------
         (207)              5            (438)            136            (148)            (46)            (99)              1
       ======          ======          ======          ======          ======          ======          ======          ======
        1,348           1,641             167             239             259             306             253             322
       (1,078)           (961)            (84)            (69)           (237)           (177)           (230)           (177)
       ------          ------          ------          ------          ------          ------          ------          ------
          270             680              83             170              22             129              23             145
       ======          ======          ======          ======          ======          ======          ======          ======
           16              61              --              --               1              10              10              27
          (37)            (28)             --              --              (1)             (1)             (8)             (8)
       ------          ------          ------          ------          ------          ------          ------          ------
          (21)             33              --              --              --               9               2              19
       ======          ======          ======          ======          ======          ======          ======          ======
          838           1,070             249             228              90             105             172             192
         (230)           (152)            (64)            (42)            (37)            (24)            (68)            (42)
       ------          ------          ------          ------          ------          ------          ------          ------
          608             918             185             186              53              81             104             150
       ======          ======          ======          ======          ======          ======          ======          ======

--------------------------------------------------------------------------------


                                                                 ALGER
                                         ALGER AMERICAN        AMERICAN        AMERICAN CENTURY VP
                                            LEVERAGED            SMALL              INFLATION
                                            ALL CAP--      CAPITALIZATION--        PROTECTION--
                                         CLASS O SHARES     CLASS O SHARES           CLASS II
                                         ---------------   -----------------   --------------------
                                          2005     2004     2005      2004       2005      2004(b)
                                         ----------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................      --       --      225       272         --          --
Units redeemed.........................      --       --     (229)     (278)        --          --
                                         ------   ------   ------    ------     ------      ------
  Net increase (decrease)..............      --       --       (4)       (6)        --          --
                                         ======   ======   ======    ======     ======      ======
GROUP 2 POLICIES
Units issued...........................      --       --      291       374         --          --
Units redeemed.........................      --       --     (224)     (248)        --          --
                                         ------   ------   ------    ------     ------      ------
  Net increase (decrease)..............      --       --       67       126         --          --
                                         ======   ======   ======    ======     ======      ======
GROUP 3 POLICIES
Units issued...........................      26        2       25        24          1          --
Units redeemed.........................     (26)      --      (26)       (3)        --          --
                                         ------   ------   ------    ------     ------      ------
  Net increase (decrease)..............      --        2       (1)       21          1          --
                                         ======   ======   ======    ======     ======      ======
GROUP 4 POLICIES
Units issued...........................      --       --       98       103         --          --
Units redeemed.........................      --       --      (34)      (16)        --          --
                                         ------   ------   ------    ------     ------      ------
  Net increase (decrease)..............      --       --       64        87         --          --
                                         ======   ======   ======    ======     ======      ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


    AMERICAN CENTURY       AMERICAN                           DREYFUS IP        DREYFUS VIF
           VP             CENTURY VP          CALVERT         TECHNOLOGY        DEVELOPING
     INTERNATIONAL--        VALUE--           SOCIAL           GROWTH--          LEADERS--
        CLASS II           CLASS II          BALANCED       INITIAL SHARES    INITIAL SHARES
    -----------------   ---------------   ---------------   ---------------   ---------------
     2005      2004      2005     2004     2005     2004     2005     2004     2005     2004
    -----------------------------------------------------------------------------------------
        --        --        --       --       16       16       55      195       --       --
        --        --        --       --      (13)     (13)     (95)     (29)      --       --
    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
        --        --        --       --        3        3      (40)     166       --       --
    ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
        --        --        --       --       33       35       67       91       --       --
        --        --        --       --      (32)     (24)     (37)     (31)      --       --
    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
        --        --        --       --        1       11       30       60       --       --
    ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
        27        --         1       53       --       --       43        2       26       10
       (23)      (13)      (49)      (1)      --       --      (44)      (1)     (24)      (1)
    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         4       (13)      (48)      52       --       --       (1)       1        2        9
    ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
        --        --        --       --       29       25      110      113       --       --
        --        --        --       --       (7)      (5)     (43)     (27)      --       --
    ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
        --        --        --       --       22       20       67       86       --       --
    ======    ======    ======   ======   ======   ======   ======   ======   ======   ======

--------------------------------------------------------------------------------

                                                  FIDELITY(R)                     FIDELITY(R)
                                                      VIP                             VIP
                                                CONTRAFUND(R)--                 EQUITY-INCOME--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2005            2004            2005            2004
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        611             574             216             298
Units redeemed.........................       (438)           (409)           (205)           (157)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        173             165              11             141
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        852             835             233             315
Units redeemed.........................       (453)           (395)           (180)           (156)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        399             440              53             159
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         99              51              13              27
Units redeemed.........................         (4)             (3)             (2)            (61)
                                            ------          ------          ------          ------
  Net increase (decrease)..............         95              48              11             (34)
                                            ======          ======          ======          ======
GROUP 4 POLICIES
Units issued...........................        557             363             279             291
Units redeemed.........................       (120)            (72)            (70)            (42)
                                            ------          ------          ------          ------
  Net increase (decrease)..............        437             291             209             249
                                            ======          ======          ======          ======


                                                  FIDELITY(R)
                                                 VIP GROWTH--
                                                 INITIAL CLASS
                                         -----------------------------
                                             2005            2004
                                         -----------------------------
GROUP 1 POLICIES
Units issued...........................         --              --
Units redeemed.........................         --              --
                                            ------          ------
  Net increase (decrease)..............         --              --
                                            ======          ======
GROUP 2 POLICIES
Units issued...........................         --              --
Units redeemed.........................         --              --
                                            ------          ------
  Net increase (decrease)..............         --              --
                                            ======          ======
GROUP 3 POLICIES
Units issued...........................         50               7
Units redeemed.........................        (49)             (1)
                                            ------          ------
  Net increase (decrease)..............          1               6
                                            ======          ======
GROUP 4 POLICIES
Units issued...........................         --              --
Units redeemed.........................         --              --
                                            ------          ------
  Net increase (decrease)..............         --              --
                                            ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


      FIDELITY(R)     FIDELITY(R) VIP                       FIDELITY(R)          JANUS ASPEN
          VIP           INVESTMENT        FIDELITY(R)           VIP                SERIES
      INDEX 500--      GRADE BOND--      VIP MID CAP--      OVERSEAS--           BALANCED--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INSTITUTIONAL SHARES
    ---------------   ---------------   ---------------   ---------------   ---------------------
     2005     2004     2005     2004     2005     2004     2005     2004      2005        2004
    ---------------------------------------------------------------------------------------------
        --       --       --       --       --       --       --       --       266         340
        --       --       --       --       --       --       --       --      (391)       (474)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --      (125)       (134)
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        --       --       --       --       --       --       --       --       804       1,024
        --       --       --       --       --       --       --       --      (832)       (787)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       (28)        237
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        50       26       15       --       49       85       49       14         5          11
        (2)      (5)      --       (5)      (5)     (22)      (1)     (18)       (3)         (5)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        48       21       15       (5)      44       63       48       (4)        2           6
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        --       --       --       --       --       --       --       --       310         311
        --       --       --       --       --       --       --       --      (125)        (75)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       185         236
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======

--------------------------------------------------------------------------------


                                              JANUS ASPEN             JANUS ASPEN
                                                SERIES                  SERIES               MFS(R)
                                                MID CAP                WORLDWIDE           INVESTORS
                                               GROWTH--                GROWTH--          TRUST SERIES--
                                         INSTITUTIONAL SHARES    INSTITUTIONAL SHARES    INITIAL CLASS
                                         ---------------------   ---------------------   --------------
                                           2005        2004        2005        2004       2005    2004
                                         --------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       --          --         513         613         --      --
Units redeemed.........................       --          --        (789)       (695)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --        (276)        (82)        --      --
                                          ======      ======      ======      ======     ======   =====
GROUP 2 POLICIES
Units issued...........................       --          --       1,054       1,335         --      --
Units redeemed.........................       --          --      (1,118)     (1,022)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --         (64)        313         --      --
                                          ======      ======      ======      ======     ======   =====
GROUP 3 POLICIES
Units issued...........................       --          21           3           5         --      --
Units redeemed.........................       --         (15)         (2)         (1)        --      (1)
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --           6           1           4         --      (1)
                                          ======      ======      ======      ======     ======   =====
GROUP 4 POLICIES
Units issued...........................       --          --         175         177         --      --
Units redeemed.........................       --          --         (79)        (46)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --          96         131         --      --
                                          ======      ======      ======      ======     ======   =====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                    NEUBERGER
         MFS(R)                                  MFS(R)            BERMAN AMT           PIMCO            PIMCO
      NEW DISCOVERY          MFS(R)             UTILITIES            MID-CAP        REAL RETURN--    TOTAL RETURN--
        SERIES--        RESEARCH SERIES--       SERIES--            GROWTH--        ADMINISTRATIVE   ADMINISTRATIVE
      INITIAL CLASS       INITIAL CLASS       INITIAL CLASS          CLASS I         CLASS SHARES     CLASS SHARES
    -----------------   -----------------   -----------------   -----------------   --------------   --------------
     2005      2004      2005     2004(a)    2005      2004      2005      2004        2005(d)          2005(d)
    ---------------------------------------------------------------------------------------------------------------
        --        --        --        --        --        --        --        --            --               --
        --        --        --        --        --        --        --        --            --               --
    ------    ------    ------    ------    ------    ------    ------    ------        ------           ------
        --        --        --        --        --        --        --        --            --               --
    ======    ======    ======    ======    ======    ======    ======    ======        ======           ======
        --        --        --        --        --        --        --        --            --               --
        --        --        --        --        --        --        --        --            --               --
    ------    ------    ------    ------    ------    ------    ------    ------        ------           ------
        --        --        --        --        --        --        --        --            --               --
    ======    ======    ======    ======    ======    ======    ======    ======        ======           ======
        --         4        --        --         2         1        --         3            --               --
        --        --        --        --        --        --        (2)       --            --               --
    ------    ------    ------    ------    ------    ------    ------    ------        ------           ------
        --         4        --        --         2         1        (2)        3            --               --
    ======    ======    ======    ======    ======    ======    ======    ======        ======           ======
        --        --        --        --        --        --        --        --            --               --
        --        --        --        --        --        --        --        --            --               --
    ------    ------    ------    ------    ------    ------    ------    ------        ------           ------
        --        --        --        --        --        --        --        --            --               --
    ======    ======    ======    ======    ======    ======    ======    ======        ======           ======

--------------------------------------------------------------------------------


                                                                          T. ROWE PRICE
                                 ROYCE       ROYCE      T. ROWE PRICE     LIMITED-TERM
                               MICRO-CAP   SMALL-CAP    EQUITY INCOME         BOND
                               PORTFOLIO   PORTFOLIO      PORTFOLIO         PORTFOLIO
                               ---------   ---------   ---------------   ---------------
                                2005(E)     2005(E)     2005     2004     2005     2004
                               ---------------------------------------------------------
GROUP 1 POLICIES
Units issued................        10          12        444      377       --       --
Units redeemed..............        --          --       (109)     (86)      --       --
                                ------      ------     ------   ------   ------   ------
  Net increase (decrease)...        10          12        335      291       --       --
                                ======      ======     ======   ======   ======   ======
GROUP 2 POLICIES
Units issued................         9           7        420      411       --       --
Units redeemed..............        --          --       (188)    (148)      --       --
                                ------      ------     ------   ------   ------   ------
  Net increase (decrease)...         9           7        232      263       --       --
                                ======      ======     ======   ======   ======   ======
GROUP 3 POLICIES
Units issued................        --          --         16       13       --       --
Units redeemed..............        --          --         (6)     (24)      (1)     (11)
                                ------      ------     ------   ------   ------   ------
  Net increase (decrease)...        --          --         10      (11)      (1)     (11)
                                ======      ======     ======   ======   ======   ======
GROUP 4 POLICIES
Units issued................        11          15        421      321       --       --
Units redeemed..............        --          --        (91)     (51)      --       --
                                ------      ------     ------   ------   ------   ------
  Net increase (decrease)...        11          15        330      270       --       --
                                ======      ======     ======   ======   ======   ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

(c) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(e) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                             VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
         VAN ECK                            UIF EMERGING      UIF EMERGING        UIF U.S.
        WORLDWIDE            VAN ECK           MARKETS           MARKETS            REAL
         ABSOLUTE           WORLDWIDE          DEBT--           EQUITY--          ESTATE--
          RETURN           HARD ASSETS         CLASS I           CLASS I           CLASS I
    ------------------   ---------------   ---------------   ---------------   ---------------
      2005     2004(B)    2005     2004     2005     2004     2005     2004     2005     2004
    ------------------------------------------------------------------------------------------
         --        --        39       --       --       --      253      141       --       --
         --        --        --       --       --       --     (154)     (97)      --       --
     ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         --        --        39       --       --       --       99       44       --       --
     ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
         --        --        14       --       --       --      184      122       --       --
         --        --        --       --       --       --      (89)     (90)      --       --
     ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         --        --        14       --       --       --       95       32       --       --
     ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
         --        --        24        2       --       --        1        5        1        1
         --        --        (1)      --       --       --       (1)      --       --       --
     ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         --        --        23        2       --       --       --        5        1        1
     ======    ======    ======   ======   ======   ======   ======   ======   ======   ======
         --        --        12       --       --       --      174       65       --       --
         --        --        --       --       --       --      (28)     (13)      --       --
     ------    ------    ------   ------   ------   ------   ------   ------   ------   ------
         --        --        12       --       --       --      146       52       --       --
     ======    ======    ======   ======   ======   ======   ======   ======   ======   ======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2005, 2004, 2003, 2002, and 2001:


                                                   MAINSTAY VP
                                                   BALANCED--                         MAINSTAY VP
                                                  INITIAL CLASS                BASIC VALUE--INITIAL CLASS
                                                  -------------   ----------------------------------------------------
                                                      2005          2005       2004       2003       2002       2001
                                                  --------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................     $  7,562     $  2,171   $  1,805   $  1,238   $    725   $    691
Units Outstanding...............................          718          195        171        130         96         70
Variable Accumulation Unit Value................     $  10.53     $  11.07   $  10.57   $   9.56   $   7.52   $   9.82
Total Return....................................         5.3%         4.7%      10.6%      27.1%     (23.4%)     (5.2%)
Investment Income Ratio.........................         1.4%         1.0%       1.1%       0.9%       0.7%       1.2%
GROUP 2 POLICIES(b)
Net Assets......................................     $  1,092     $  5,881   $  5,346   $  4,035   $  2,364   $  2,001
Units Outstanding...............................          103          497        474        396        296        192
Variable Accumulation Unit Value................     $  10.55     $  11.83   $  11.28   $  10.18   $   8.00   $  10.42
Total Return....................................         5.5%         4.9%      10.8%      27.3%     (23.2%)     (4.9%)
Investment Income Ratio.........................         2.4%         1.0%       1.1%       1.0%       0.7%       1.1%
GROUP 3 POLICIES
Net Assets......................................     $     --     $    132   $    118   $     63   $     10   $     --
Units Outstanding...............................           --           11         10          6          1         --
Variable Accumulation Unit Value................     $     --     $  12.40   $  11.76   $  10.56   $   8.26   $     --
Total Return....................................           --         5.4%      11.4%      27.9%     (17.4%)        --
Investment Income Ratio.........................           --         0.9%       1.0%       1.3%       0.7%         --
GROUP 4 POLICIES
Net Assets......................................     $  1,040     $  1,796   $  1,234   $    407   $     74   $     --
Units Outstanding...............................           97          144        104         38          9         --
Variable Accumulation Unit Value................     $  10.58     $  12.49   $  11.85   $  10.64   $   8.31   $     --
Total Return....................................         5.8%         5.4%      11.4%      27.9%     (16.9%)        --
Investment Income Ratio.........................         2.4%         1.0%       1.4%       1.4%       1.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP                                            MAINSTAY VP
                    BOND--INITIAL CLASS                            CAPITAL APPRECIATION--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 13,134   $ 13,637   $ 14,432   $ 13,958   $ 12,184   $171,702   $174,254   $171,100   $131,204   $185,293
         686        722        790        793        753      8,138      8,889      9,027      8,730      8,468
    $  19.15   $  18.88   $  18.26   $  17.59   $  16.18   $  21.11   $  19.60   $  18.95   $  15.03   $  21.88
        1.5%       3.4%       3.8%       8.7%       8.5%       7.7%       3.4%      26.1%     (31.4%)    (23.8%)
        3.2%       3.4%       4.1%       4.6%       5.4%         --       0.3%       0.2%       0.1%       0.1%
    $ 10,207   $  9,680   $  8,491   $  6,999   $  3,868   $ 57,246   $ 53,193   $ 46,871   $ 30,458   $ 29,631
         718        694        630        540        325      7,159      7,176      6,553      5,381      3,603
    $  14.19   $  13.96   $  13.48   $  12.96   $  11.89   $   8.00   $   7.41   $   7.15   $   5.66   $   8.22
        1.7%       3.6%       4.0%       9.0%       8.7%       7.9%       3.6%      26.4%     (31.2%)    (23.6%)
        3.3%       3.8%       4.3%       5.7%       9.6%         --       0.3%       0.2%       0.1%       0.1%
    $    379   $    528   $    292   $     55   $      7   $    287   $    249   $    171   $     89   $     72
          31         44         25          5          1         28         26         19         13          7
    $  12.21   $  11.95   $  11.48   $  10.99   $  10.04   $  10.21   $   9.42   $   9.05   $   7.12   $  10.30
        2.2%       4.1%       4.5%       9.5%       0.4%       8.4%       4.2%      27.0%     (30.9%)      3.0%
        3.1%       4.4%       5.2%       6.3%      53.8%         --       0.3%       0.3%       0.1%       0.3%
    $  3,851   $  2,747   $  1,614   $    552   $     --   $  5,305   $  3,823   $  1,868   $    443   $     --
         323        236        144         52         --        463        362        184         55         --
    $  11.91   $  11.66   $  11.20   $  10.72   $     --   $  11.46   $  10.57   $  10.15   $   7.99   $     --
        2.2%       4.1%       4.5%       7.2%         --       8.4%       4.2%      27.0%     (20.1%)        --
        3.6%       4.4%       5.4%      16.2%         --         --       0.3%       0.3%       0.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                      MAINSTAY VP
                                                                    CASH MANAGEMENT
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $ 13,394   $ 15,071   $ 16,841   $ 25,473   $ 46,014
Units Outstanding...............................     9,325     10,726     12,004     18,149     32,996
Variable Accumulation Unit Value................  $   1.44   $   1.41   $   1.40   $   1.40   $   1.39
Total Return....................................      2.2%       0.1%         --       0.6%       3.0%
Investment Income Ratio.........................      2.8%       0.8%       0.7%       1.4%       3.7%
GROUP 2 POLICIES(b)
Net Assets......................................  $ 10,937   $ 11,507   $ 13,640   $ 13,871   $ 12,365
Units Outstanding...............................     9,578     10,323     12,279     12,508     11,244
Variable Accumulation Unit Value................  $   1.14   $   1.11   $   1.11   $   1.11   $   1.10
Total Return....................................      2.4%       0.3%       0.2%       0.8%       3.8%
Investment Income Ratio.........................      2.9%       0.8%       0.7%       1.3%       3.4%
GROUP 3 POLICIES
Net Assets......................................  $  3,214   $  2,255   $  1,680   $  3,050   $    523
Units Outstanding...............................     2,999      2,166      1,627      2,974        517
Variable Accumulation Unit Value................  $   1.07   $   1.04   $   1.03   $   1.03   $   1.01
Total Return....................................      3.0%       0.8%       0.7%       2.0%       1.0%
Investment Income Ratio.........................      2.9%       0.8%       0.7%       1.2%       2.1%
GROUP 4 POLICIES
Net Assets......................................  $  6,478   $  4,412   $  2,431   $  1,472   $     --
Units Outstanding...............................     6,170      4,317      2,399      1,462         --
Variable Accumulation Unit Value................  $   1.05   $   1.02   $   1.01   $   1.01   $     --
Total Return....................................      3.0%       0.8%       0.7%       1.0%         --
Investment Income Ratio.........................      3.0%       0.9%       0.6%       1.0%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP                                            MAINSTAY VP
                COMMON STOCK--INITIAL CLASS                             CONVERTIBLE--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 65,300   $ 65,117   $ 60,036   $ 46,902   $ 60,962   $ 10,737   $ 11,056   $  9,403   $  7,003   $  6,864
       2,264      2,413      2,450      2,402      2,348        548        597        535        484        434
    $  28.86   $  26.99   $  24.50   $  19.53   $  25.96   $  19.60   $  18.52   $  17.58   $  14.48   $  15.83
        6.9%      10.1%      25.5%     (24.8%)    (17.7%)      5.9%       5.4%      21.4%      (8.5%)     (2.9%)
        1.0%       1.4%       1.1%       0.9%       0.7%       1.5%       2.1%       2.5%       2.9%       4.1%
    $ 32,781   $ 30,884   $ 25,743   $ 17,351   $ 15,533   $ 17,963   $ 16,830   $ 14,680   $  9,942   $  7,252
       3,010      3,038      2,794      2,368      1,598      1,301      1,293      1,191        981        656
    $  10.89   $  10.16   $   9.21   $   7.33   $   9.72   $  13.81   $  13.02   $  12.33   $  10.14   $  11.06
        7.1%      10.3%      25.7%     (24.6%)    (17.5%)      6.1%       5.6%      21.6%      (8.3%)     (2.6%)
        1.0%       1.5%       1.2%       1.1%       1.0%       1.6%       2.1%       2.5%       3.3%       5.2%
    $    437   $    342   $    181   $    135   $    178   $    287   $    259   $    209   $     94   $     52
          40         33         20         18         18         22         21         18         10          5
    $  11.03   $  10.25   $   9.24   $   7.31   $   9.65   $  13.09   $  12.27   $  11.57   $   9.46   $  10.28
        7.7%      10.9%      26.4%     (24.2%)     (3.5%)      6.6%       6.1%      22.2%      (8.1%)      2.8%
        1.1%       1.8%       1.5%       0.9%       1.8%       1.7%       2.2%       2.8%       3.6%      11.9%
    $  4,474   $  3,337   $  1,665   $    429   $     --   $  5,298   $  3,837   $  1,791   $    336   $     --
         355        285        158         51         --        400        310        153         35         --
    $  12.62   $  11.72   $  10.57   $   8.36   $     --   $  13.21   $  12.39   $  11.67   $   9.55   $     --
        7.7%      10.9%      26.4%     (16.4%)        --       6.6%       6.1%      22.2%      (4.5%)        --
        1.1%       1.8%       1.5%       3.2%         --       1.8%       2.5%       3.5%      10.0%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                   MAINSTAY VP
                                                    FLOATING
                                                     RATE--                           MAINSTAY VP
                                                  INITIAL CLASS                GOVERNMENT--INITIAL CLASS
                                                  -------------   ---------------------------------------------------
                                                      2005          2005       2004       2003       2002      2001
                                                  -------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................     $ 24,081     $ 10,877   $ 11,676   $ 12,095   $ 13,456   $ 8,224
Units Outstanding...............................        2,370          607        662        704        792       528
Variable Accumulation Unit Value................     $  10.16     $  17.92   $  17.63   $  17.18   $  16.98   $ 15.57
Total Return....................................         1.6%         1.7%       2.6%       1.2%       9.1%      5.9%
Investment Income Ratio.........................         4.7%         3.1%       4.1%       4.3%       3.8%      5.5%
GROUP 2 POLICIES(b)
Net Assets......................................     $    594     $  6,082   $  5,839   $  5,949   $  5,589   $ 2,237
Units Outstanding...............................           57          439        431        451        429       188
Variable Accumulation Unit Value................     $  10.18     $  13.82   $  13.56   $  13.19   $  13.01   $ 11.91
Total Return....................................         1.8%         1.9%       2.8%       1.4%       9.3%      6.1%
Investment Income Ratio.........................         5.1%         3.3%       4.2%       4.3%       4.3%      8.7%
GROUP 3 POLICIES
Net Assets......................................     $     --     $    185   $    165   $    120   $     90   $    --
Units Outstanding...............................           --           16         14         11          8        --
Variable Accumulation Unit Value................     $     --     $  11.72   $  11.45   $  11.08   $  10.88   $    --
Total Return....................................           --         2.4%       3.3%       1.9%       8.8%        --
Investment Income Ratio.........................           --         3.3%       4.6%       4.5%       4.4%        --
GROUP 4 POLICIES
Net Assets......................................     $    340     $  2,952   $  2,413   $  1,656   $    631   $    --
Units Outstanding...............................           33          257        215        152         59        --
Variable Accumulation Unit Value................     $  10.21     $  11.50   $  11.24   $  10.87   $  10.67   $    --
Total Return....................................         2.1%         2.4%       3.3%       1.9%       6.7%        --
Investment Income Ratio.........................         4.5%         3.4%       4.8%       5.9%      10.4%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP
                         HIGH YIELD                                            MAINSTAY VP
               CORPORATE BOND--INITIAL CLASS                          INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 51,635   $ 53,870   $ 47,585   $ 30,983   $ 29,909   $  1,909   $  1,780   $  1,371   $    711   $    652
       2,057      2,203      2,179      1,921      1,879        188        183        157        104         76
    $  24.99   $  24.45   $  21.84   $  16.13   $  15.92   $  10.14   $   9.75   $   8.72   $   6.82   $   8.54
        2.2%      11.9%      35.4%       1.2%       4.2%       4.0%      11.9%      27.8%     (20.1%)     (9.1%)
        6.0%       7.6%       8.3%      10.7%      12.0%       1.2%       1.9%       1.9%       1.2%       1.0%
    $ 25,483   $ 24,317   $ 18,335   $  9,959   $  5,199   $  4,480   $  4,141   $  3,183   $  2,008   $  1,716
       1,589      1,554      1,314        969        514        423        407        351        284        194
    $  16.03   $  15.65   $  13.95   $  10.28   $  10.12   $  10.59   $  10.16   $   9.07   $   7.08   $   8.84
        2.4%      12.2%      35.7%       1.6%       4.3%       4.2%      12.1%      28.1%     (19.9%)     (9.0%)
        5.9%       7.6%       8.6%      12.7%      16.0%       1.2%       1.9%       1.6%       1.3%       1.2%
    $    558   $    544   $    411   $    271   $    234   $     92   $     91   $    350   $      9   $     --
          34         34         29         26         23          7          8         33          1         --
    $  16.25   $  15.78   $  14.00   $  10.27   $  10.06   $  12.41   $  11.86   $  10.52   $   8.18   $     --
        2.9%      12.7%      36.4%       2.1%       0.6%       4.7%      12.7%      28.7%     (18.2%)        --
        6.0%       6.5%       7.6%      11.3%     101.5%       1.1%       0.7%       1.8%       1.2%         --
    $ 14,260   $  8,986   $  3,601   $    851   $     --   $  1,557   $    899   $    323   $     68   $     --
         920        597        270         87         --        118         72         29          8         --
    $  15.50   $  15.06   $  13.36   $   9.79   $     --   $  13.14   $  12.55   $  11.14   $   8.66   $     --
        2.9%      12.7%      36.4%      (2.1%)        --       4.7%      12.7%      28.7%     (13.4%)        --
        7.0%       9.5%      11.0%      29.2%         --       1.4%       2.4%       2.2%       3.7%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                        MAINSTAY VP
                                           INTERNATIONAL EQUITY-- INITIAL CLASS
                                       ---------------------------------------------
                                        2005      2004      2003     2002     2001
                                       ---------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $19,433   $13,646   $8,605   $5,894   $ 5,424
Units Outstanding....................      962       725      533      471       412
Variable Accumulation Unit Value.....  $ 20.18   $ 18.82   $16.15   $12.51   $ 13.18
Total Return.........................     7.2%     16.5%    29.1%    (5.1%)   (14.6%)
Investment Income Ratio..............     1.9%      1.1%     2.0%     1.4%      1.3%
GROUP 2 POLICIES(b)
Net Assets...........................  $10,159   $ 6,258   $3,310   $1,670   $ 1,038
Units Outstanding....................      830       540      334      218       129
Variable Accumulation Unit Value.....  $ 12.44   $ 11.58   $ 9.92   $ 7.67   $  8.06
Total Return.........................     7.5%     16.8%    29.4%    (4.7%)   (14.4%)
Investment Income Ratio..............     2.0%      1.2%     2.3%     1.7%      1.5%
GROUP 3 POLICIES
Net Assets...........................  $    --   $    --   $   --   $   --   $    --
Units Outstanding....................       --        --       --       --        --
Variable Accumulation Unit Value.....  $    --   $    --   $   --   $   --   $    --
Total Return.........................       --        --       --       --        --
Investment Income Ratio..............       --        --       --       --        --
GROUP 4 POLICIES
Net Assets...........................  $ 5,891   $ 2,665   $  526   $   59   $    --
Units Outstanding....................      388       190       44        6        --
Variable Accumulation Unit Value.....  $ 15.16   $ 14.04   $11.96   $ 9.20   $    --
Total Return.........................     8.0%     17.3%    30.0%    (8.0%)       --
Investment Income Ratio..............     2.2%      1.6%     3.4%     5.6%        --


                                                         MAINSTAY VP
                                               LARGE CAP GROWTH--INITIAL CLASS
                                       -----------------------------------------------
                                        2005      2004      2003      2002      2001
                                       -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $ 3,170   $ 3,483   $ 3,207   $ 2,214   $ 2,750
Units Outstanding....................      454       517       461       405       359
Variable Accumulation Unit Value.....  $  6.99   $  6.74   $  6.95   $  5.47   $  7.67
Total Return.........................     3.6%     (3.0%)    27.2%    (28.7%)   (17.1%)
Investment Income Ratio..............       --      0.2%      0.2%      0.1%        --
GROUP 2 POLICIES(b)
Net Assets...........................  $12,396   $12,186   $12,283   $ 7,827   $ 7,326
Units Outstanding....................    1,305     1,332     1,305     1,060       709
Variable Accumulation Unit Value.....  $  9.50   $  9.15   $  9.41   $  7.39   $ 10.34
Total Return.........................     3.8%     (2.8%)    27.4%    (28.6%)   (16.9%)
Investment Income Ratio..............       --      0.2%      0.2%      0.1%        --
GROUP 3 POLICIES
Net Assets...........................  $   255   $   214   $   191   $    96   $    21
Units Outstanding....................       27        24        21        13         2
Variable Accumulation Unit Value.....  $  9.48   $  9.08   $  9.30   $  7.26   $ 10.11
Total Return.........................     4.3%     (2.3%)    28.1%    (28.2%)     1.1%
Investment Income Ratio..............       --      0.3%      0.2%      0.1%        --
GROUP 4 POLICIES
Net Assets...........................  $ 1,710   $ 1,257   $   655   $   159   $    --
Units Outstanding....................      158       122        62        19        --
Variable Accumulation Unit Value.....  $ 10.74   $ 10.29   $ 10.54   $  8.23   $    --
Total Return.........................     4.3%     (2.3%)    28.1%    (17.7%)       --
Investment Income Ratio..............       --      0.3%      0.2%      0.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP                                            MAINSTAY VP
                MID CAP CORE--INITIAL CLASS                           MID CAP GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $  9,347   $ 11,787   $  7,136   $  4,625   $  4,832   $ 11,166   $ 11,789   $  7,461   $  3,688   $  4,730
         612        890        654        570        515        846      1,041        802        570        518
    $  15.24   $  13.25   $  10.91   $   8.11   $   9.38   $  13.17   $  11.33   $   9.30   $   6.47   $   9.12
       15.1%      21.4%      34.6%     (13.5%)     (6.2%)     16.3%      21.8%      43.8%     (29.1%)     (8.8%)
        0.5%       0.6%       0.5%       0.3%       0.3%         --         --         --         --         --
    $  7,371   $  3,914   $  1,640   $    653   $    160   $ 10,811   $  6,775   $  3,517   $  1,074   $    344
         476        292        149         80         17        785        574        363        160         36
    $  15.48   $  13.43   $  11.04   $   8.19   $   9.45   $  13.76   $  11.81   $   9.68   $   6.72   $   9.46
       15.3%      21.6%      34.8%     (13.4%)     (5.5%)     16.5%      22.0%      44.1%     (28.9%)     (5.4%)
        0.7%       0.7%       0.6%       0.4%       1.0%         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --                    --         --         --         --         --         --         --         --
    $  5,976   $  2,594   $    566   $     73   $     --   $  9,842   $  4,691   $  1,304   $    256   $     --
         363        183         49          9         --        631        353        120         34         --
    $  16.47   $  14.21   $  11.63   $   8.58   $     --   $  15.58   $  13.31   $  10.85   $   7.50   $     --
       15.9%      22.2%      35.5%     (14.2%)        --      17.1%      22.6%      44.8%     (25.0%)        --
        0.7%       0.8%       0.8%       1.1%         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                        MAINSTAY VP
                                               MID CAP VALUE--INITIAL CLASS
                                       ---------------------------------------------
                                        2005      2004      2003     2002      2001
                                       ---------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $13,143   $14,820   $9,718   $ 6,585   $5,620
Units Outstanding....................    1,001     1,185      907       787      570
Variable Accumulation Unit Value.....  $ 13.13   $ 12.51   $10.72   $  8.37   $ 9.86
Total Return.........................     5.0%     16.7%    28.1%    (15.1%)   (1.4%)
Investment Income Ratio..............     0.8%      1.0%     1.1%      1.1%     1.1%
GROUP 2 POLICIES(b)
Net Assets...........................  $12,092   $ 9,228   $5,632   $ 2,954   $  962
Units Outstanding....................      912       733      523       352       97
Variable Accumulation Unit Value.....  $ 13.24   $ 12.59   $10.76   $  8.39   $ 9.87
Total Return.........................     5.2%     17.0%    28.3%    (15.0%)   (1.3%)
Investment Income Ratio..............     0.9%      1.0%     1.2%      1.4%     3.0%
GROUP 3 POLICIES
Net Assets...........................  $    --   $    --   $   --   $    --   $   --
Units Outstanding....................       --        --       --        --       --
Variable Accumulation Unit Value.....  $    --   $    --   $   --   $    --   $   --
Total Return.........................       --        --       --        --       --
Investment Income Ratio..............       --        --       --        --       --
GROUP 4 POLICIES
Net Assets...........................  $ 8,702   $ 4,862   $1,814   $   458   $   --
Units Outstanding....................      646       381      167        54       --
Variable Accumulation Unit Value.....  $ 13.47   $ 12.75   $10.84   $  8.41   $   --
Total Return.........................     5.7%     17.5%    29.0%    (15.9%)      --
Investment Income Ratio..............     0.9%      1.2%     1.5%      3.4%       --


                                                           MAINSTAY VP
                                                  S&P 500 INDEX--INITIAL CLASS
                                       ---------------------------------------------------
                                         2005       2004       2003      2002       2001
                                       ---------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $145,879   $146,432   $133,315   $99,916   $121,766
Units Outstanding....................     4,688      4,895      4,890     4,665      4,392
Variable Accumulation Unit Value.....  $  31.13   $  29.91   $  27.26   $ 21.42   $  27.73
Total Return.........................      4.1%       9.7%      27.3%    (22.8%)    (12.7%)
Investment Income Ratio..............      1.2%       1.6%       1.4%      1.3%       1.1%
GROUP 2 POLICIES(b)
Net Assets...........................  $ 74,782   $ 69,081   $ 56,757   $35,382   $ 29,324
Units Outstanding....................     7,305      7,035      6,355     5,053      3,241
Variable Accumulation Unit Value.....  $  10.24   $   9.82   $   8.93   $  7.00   $   9.05
Total Return.........................      4.3%       9.9%      27.6%    (22.6%)    (12.6%)
Investment Income Ratio..............      1.2%       1.7%       1.5%      1.5%       1.4%
GROUP 3 POLICIES
Net Assets...........................  $    623   $    817   $    410   $     9   $     --
Units Outstanding....................        53         74         41         1         --
Variable Accumulation Unit Value.....  $  11.64   $  11.11   $  10.06   $  7.85   $     --
Total Return.........................      4.8%      10.5%      28.2%    (21.5%)        --
Investment Income Ratio..............      1.1%       1.6%       3.1%      3.1%         --
GROUP 4 POLICIES
Net Assets...........................  $ 27,317   $ 18,720   $  6,886   $ 1,890   $     --
Units Outstanding....................     2,155      1,547        629       221         --
Variable Accumulation Unit Value.....  $  12.68   $  12.10   $  10.95   $  8.54   $     --
Total Return.........................      4.8%      10.5%      28.2%    (14.6%)        --
Investment Income Ratio..............      1.4%       2.2%       2.0%      4.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                        MAINSTAY VP                                            MAINSTAY VP
              SMALL CAP GROWTH--INITIAL CLASS                          TOTAL RETURN--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $  5,817   $ 10,272   $  8,132   $  4,477   $  5,104   $ 43,324   $ 44,038   $ 42,609   $ 36,510   $ 43,693
         529        967        831        644        536      1,981      2,129      2,175      2,215      2,197
    $  10.98   $  10.63   $   9.78   $   6.95   $   9.51   $  21.88   $  20.69   $  19.59   $  16.48   $  19.89
        3.3%       8.6%      40.7%     (26.9%)     (4.9%)      5.8%       5.6%      18.8%     (17.0%)    (11.3%)
          --         --         --         --         --       1.5%       1.7%       1.9%       2.5%       2.6%
    $  7,581   $  6,396   $  4,170   $  1,442   $    385   $ 14,630   $ 13,594   $ 11,610   $  8,019   $  6,514
         668        585        415        202         40      1,365      1,343      1,214        998        673
    $  11.32   $  10.93   $  10.04   $   7.12   $   9.73   $  10.73   $  10.12   $   9.57   $   8.03   $   9.68
        3.5%       8.9%      41.0%     (26.8%)     (2.7%)      6.0%       5.8%      19.1%     (16.9%)    (11.1%)
          --         --         --         --         --       1.6%       1.8%       2.1%       2.9%       4.0%
    $     --   $     --   $     --   $     --   $     --   $    108   $    101   $      3   $      1   $     --
          --         --         --         --         --          9          9         --         --         --
    $     --   $     --   $     --   $     --   $     --   $  11.59   $  10.88   $  10.23   $   8.55   $     --
          --         --         --         --         --       6.5%       6.4%      19.7%     (14.5%)        --
          --         --         --         --         --       1.6%       1.7%       2.2%       1.0%         --
    $  6,400   $  3,819   $  1,337   $    209   $     --   $  2,669   $  1,898   $    914   $    362   $     --
         486        301        115         26         --        218        165         84         40         --
    $  13.18   $  12.67   $  11.58   $   8.17   $     --   $  12.28   $  11.53   $  10.84   $   9.06   $     --
        4.1%       9.4%      41.7%     (18.3%)        --       6.5%       6.4%      19.7%      (9.4%)        --
          --         --         --         --         --       1.8%       2.2%       2.5%      13.3%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                      MAINSTAY VP
                                                                  VALUE--INITIAL CLASS
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $ 45,082   $ 44,899   $ 40,618   $ 31,545   $ 37,813
Units Outstanding...............................     1,955      2,054      2,053      2,017      1,895
Variable Accumulation Unit Value................  $  23.06   $  21.86   $  19.78   $  15.64   $  19.95
Total Return....................................      5.5%      10.5%      26.5%     (21.6%)     (0.3%)
Investment Income Ratio.........................      1.2%       1.2%       1.6%       1.4%       1.5%
GROUP 2 POLICIES(b)
Net Assets......................................  $ 19,019   $ 17,691   $ 14,265   $  8,835   $  5,849
Units Outstanding...............................     1,376      1,353      1,208        948        493
Variable Accumulation Unit Value................  $  13.82   $  13.08   $  11.81   $   9.32   $  11.86
Total Return....................................      5.7%      10.7%      26.7%     (21.4%)     (0.1%)
Investment Income Ratio.........................      1.2%       1.2%       1.7%       1.8%       2.7%
GROUP 3 POLICIES
Net Assets......................................  $  1,123   $  1,036   $    736   $    274   $    296
Units Outstanding...............................        94         92         73         35         29
Variable Accumulation Unit Value................  $  11.95   $  11.25   $  10.11   $   7.94   $  10.05
Total Return....................................      6.2%      11.3%      27.4%     (21.0%)      0.5%
Investment Income Ratio.........................      1.3%       1.6%       1.8%       1.4%       8.1%
GROUP 4 POLICIES
Net Assets......................................  $  5,490   $  3,975   $  2,025   $    708   $     --
Units Outstanding...............................       450        346        196         87         --
Variable Accumulation Unit Value................  $  12.19   $  11.48   $  10.31   $   8.10   $     --
Total Return....................................      6.2%      11.3%      27.4%     (19.0%)        --
Investment Income Ratio.........................      1.4%       1.4%       2.1%       4.4%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                                                                                                         AMERICAN CENTURY
                 ALGER AMERICAN                                    ALGER AMERICAN                          VP INFLATION
        LEVERAGED ALL CAP--CLASS O SHARES               SMALL CAPITALIZATION--CLASS O SHARES           PROTECTION-- CLASS II
    -----------------------------------------   ----------------------------------------------------   ---------------------
      2005       2004       2003       2002       2005       2004       2003       2002       2001       2005        2004
    ------------------------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $ 19,086   $ 16,480   $ 14,286   $  8,883   $ 10,628   $     --    $     --
          --         --         --         --      1,552      1,556      1,562      1,373      1,203         --          --
    $     --   $     --   $     --   $     --   $  12.29   $  10.59   $   9.15   $   6.47   $   8.83   $     --    $     --
          --         --         --         --      16.1%      15.8%      41.4%     (26.7%)    (30.0%)        --          --
          --         --         --         --         --         --         --         --         --         --          --
    $     --   $     --   $     --   $     --   $ 15,527   $ 12,816   $ 10,177   $  6,027   $  5,640   $     --    $     --
          --         --         --         --      1,668      1,601      1,475      1,237        850         --          --
    $     --   $     --   $     --   $     --   $   9.31   $   8.00   $   6.90   $   4.87   $   6.64   $     --    $     --
          --         --         --         --      16.3%      16.0%      41.6%     (26.6%)    (29.8%)        --          --
          --         --         --         --         --         --         --         --         --         --          --
    $     76   $     64   $     38   $      6   $  1,522   $  1,311   $    894   $     51   $     28   $      6    $      1
           5          5          3          1        103        104         83          7          3         --          --
    $  14.76   $  12.90   $  11.92   $   8.85   $  14.75   $  12.62   $  10.82   $   7.60   $  10.31   $  10.55    $  10.39
       14.4%       8.2%      34.7%     (11.5%)     16.9%      16.6%      42.3%     (26.2%)      3.1%       1.6%        3.9%
          --         --         --         --         --         --         --         --         --       5.4%        4.6%
    $     --   $     --   $     --   $     --   $  3,021   $  1,704   $    430   $     66   $     --   $     --    $     --
          --         --         --         --        188        124         37          8         --         --          --
    $     --   $     --   $     --   $     --   $  16.04   $  13.72   $  11.77   $   8.27   $     --   $     --    $     --
          --         --         --         --      16.9%      16.6%      42.3%     (17.3%)        --         --          --
          --         --         --         --         --         --         --         --         --         --          --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                             AMERICAN CENTURY VP
                                                           INTERNATIONAL--CLASS II
                                                  -----------------------------------------
                                                    2005       2004       2003       2002
                                                  -----------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $    119   $     53   $    208   $     --
Units Outstanding...............................         8          4         17         --
Variable Accumulation Unit Value................  $  15.55   $  13.74   $  11.98   $   9.63
Total Return....................................     13.1%      14.8%      24.4%      (3.7%)
Investment Income Ratio.........................      0.7%       3.0%         --         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





               AMERICAN CENTURY VP                                    CALVERT
                 VALUE--CLASS II                                  SOCIAL BALANCED
    -----------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2005       2004       2003       2002       2001
    ------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $  1,642   $  1,518   $  1,377   $  1,178   $  1,275
          --         --         --         --        104        101         98         99         94
    $     --   $     --   $     --   $     --   $  15.84   $  15.09   $  14.04   $  11.85   $  13.58
          --         --         --         --       4.9%       7.5%      18.5%     (12.7%)     (7.6%)
          --         --         --         --       1.9%       1.7%       1.9%       2.9%       3.9%
    $     --   $     --   $     --   $     --   $  2,069   $  1,962   $  1,712   $  1,379   $    914
          --         --         --         --        184        183        172        165         95
    $     --   $     --   $     --   $     --   $  11.25   $  10.70   $   9.93   $   8.36   $   9.57
          --         --         --         --       5.1%       7.7%      18.7%     (12.6%)     (7.4%)
          --         --         --         --       1.8%       1.8%       2.0%       3.4%       5.8%
    $    290   $    973   $    189   $     --   $     --   $     --   $     --   $     --   $     --
          19         67         15         --         --         --         --         --         --
    $  15.18   $  14.48   $  12.68   $   9.84   $     --   $     --   $     --   $     --   $     --
        4.9%      14.2%      28.8%      (1.6%)        --         --         --         --         --
        1.6%       0.4%         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $    755   $    451   $    185   $     59   $     --
          --         --         --         --         59         37         17          6         --
    $     --   $     --   $     --   $     --   $  12.71   $  12.03   $  11.11   $   9.31   $     --
          --         --         --         --       5.7%       8.3%      19.3%      (6.9%)        --
          --         --         --         --       2.2%       2.4%       2.6%      16.8%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                                       DREYFUS IP
                                                                  TECHNOLOGY GROWTH--
                                                                     INITIAL SHARES
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $  2,819   $  3,086   $  1,633   $    320   $    279
Units Outstanding...............................       311        351        185         54         29
Variable Accumulation Unit Value................  $   9.06   $   8.79   $   8.81   $   5.88   $   9.77
Total Return....................................      3.1%      (0.2%)     49.9%     (39.8%)     (2.3%)
Investment Income Ratio.........................        --         --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $  2,785   $  2,429   $  1,884   $    550   $    191
Units Outstanding...............................       296        266        206         91         19
Variable Accumulation Unit Value................  $   9.43   $   9.13   $   9.13   $   6.08   $  10.08
Total Return....................................      3.3%       0.0%      50.2%     (39.7%)      0.8%
Investment Income Ratio.........................        --         --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $     63   $     75   $     53   $     24   $      5
Units Outstanding...............................         5          6          5          3         --
Variable Accumulation Unit Value................  $  12.00   $  11.56   $  11.51   $   7.63   $  12.59
Total Return....................................      3.8%       0.5%      51.0%     (39.4%)     25.9%
Investment Income Ratio.........................        --         --         --         --         --
GROUP 4 POLICIES
Net Assets......................................  $  2,514   $  1,641   $    637   $     68   $     --
Units Outstanding...............................       208        141         55          9         --
Variable Accumulation Unit Value................  $  12.08   $  11.64   $  11.59   $   7.68   $     --
Total Return....................................      3.8%       0.5%      51.0%     (23.2%)        --
Investment Income Ratio.........................        --         --         --         --         --


                                                           DREYFUS VIF
                                                       DEVELOPING LEADERS--
                                                          INITIAL SHARES
                                                  ------------------------------
                                                    2005       2004       2003
                                                  ------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --
GROUP 3 POLICIES
Net Assets......................................  $    326   $    279   $    135
Units Outstanding...............................        22         20         11
Variable Accumulation Unit Value................  $  15.02   $  14.20   $  12.75
Total Return....................................      5.8%      11.3%      27.5%
Investment Income Ratio.........................        --       0.2%         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                      FIDELITY(R) VIP                                        FIDELITY(R) VIP
                CONTRAFUND(R)--INITIAL CLASS                           EQUITY-INCOME--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 87,169   $ 71,268   $ 59,024   $ 43,637   $ 44,376   $ 28,755   $ 27,122   $ 22,122   $ 16,081   $ 17,855
       3,455      3,282      3,117      2,940      2,691      1,472      1,461      1,320      1,241      1,137
    $  25.21   $  21.71   $  18.94   $  14.84   $  16.49   $  19.52   $  18.57   $  16.76   $  12.95   $  15.71
       16.1%      14.7%      27.6%     (10.0%)    (12.8%)      5.1%      10.8%      29.4%     (17.7%)     (5.6%)
        0.3%       0.3%       0.4%       0.8%       0.8%       1.6%       1.4%       1.7%       1.7%       1.5%
    $ 53,530   $ 40,911   $ 30,734   $ 19,700   $ 15,235   $ 17,890   $ 16,306   $ 12,853   $  7,626   $  5,786
       3,613      3,214      2,774      2,273      1,586      1,323      1,270      1,111        855        536
    $  14.81   $  12.73   $  11.08   $   8.67   $   9.61   $  13.52   $  12.84   $  11.57   $   8.92   $  10.79
       16.4%      14.9%      27.8%      (9.8%)    (12.6%)      5.3%      11.0%      29.7%     (17.3%)     (5.4%)
        0.3%       0.3%       0.4%       0.7%       0.5%       1.6%       1.4%       1.6%       1.4%       1.1%
    $  3,083   $  1,376   $    641   $    177   $    168   $    564   $    401   $    732   $     47   $      1
         199        104         56         20         17         43         32         66          6         --
    $  15.50   $  13.26   $  11.48   $   8.94   $   9.86   $  13.19   $  12.46   $  11.17   $   8.57   $  10.32
       16.9%      15.5%      28.5%      (9.3%)     (1.4%)      5.9%      11.5%      30.3%     (17.1%)      3.2%
        0.2%       0.3%       0.4%       0.8%         --       1.4%       2.8%       0.3%       0.5%         --
    $ 14,699   $  6,747   $  2,500   $    523   $     --   $  7,732   $  4,697   $  1,449   $    334   $     --
         946        509        218         59         --        589        380        131         39         --
    $  15.49   $  13.25   $  11.47   $   8.93   $     --   $  13.09   $  12.36   $  11.09   $   8.51   $     --
       16.9%      15.5%      28.5%     (10.7%)        --       5.9%      11.5%      30.3%     (14.9%)        --
        0.2%       0.2%       0.2%         --         --       1.3%       0.9%       0.9%         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                    FIDELITY(R) VIP
                                                                 GROWTH--INITIAL CLASS
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $    344   $    316   $    258   $    101   $    150
Units Outstanding...............................        35         34         28         15         15
Variable Accumulation Unit Value................  $   9.90   $   9.36   $   9.05   $   6.82   $   9.75
Total Return....................................      5.8%       3.4%      32.8%     (30.1%)     (2.5%)
Investment Income Ratio.........................      0.5%       0.2%       0.2%       0.3%         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                                                           FIDELITY(R) VIP
                  FIDELITY(R) VIP                         INVESTMENT GRADE                         FIDELITY(R) VIP
             INDEX 500--INITIAL CLASS                    BOND--INITIAL CLASS                    MID CAP--INITIAL CLASS
    -------------------------------------------   ---------------------------------   ------------------------------------------
     2005     2004     2003     2002      2001     2005     2004     2003     2002     2005     2004     2003     2002     2001
    ----------------------------------------------------------------------------------------------------------------------------
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $1,486   $  906   $  613   $    87   $  102   $  202   $   28   $   89   $   51   $2,972   $1,800   $  632   $  393   $  344
       132       84       63        11       10       18        3        8        5      156      112       49       42       33
    $11.30   $10.78   $ 9.74   $  7.59   $ 9.76   $11.42   $11.18   $10.70   $10.17   $19.05   $16.10   $12.89   $ 9.30   $10.31
      4.8%    10.6%    28.4%    (22.2%)   (2.4%)    2.2%     4.5%     5.2%     1.7%    18.3%    24.9%    38.6%    (9.8%)    3.1%
      1.3%     1.7%     0.7%      1.3%       --     0.7%    10.1%     4.1%       --       --       --     0.4%     0.8%       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
    $   --   $   --   $   --   $    --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --
        --       --       --        --       --       --       --       --       --       --       --       --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                               FIDELITY(R) VIP
                                                           OVERSEAS--INITIAL CLASS
                                                  -----------------------------------------
                                                    2005       2004       2003       2002
                                                  -----------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $  1,360   $    525   $    509   $      1
Units Outstanding...............................        89         41         45         --
Variable Accumulation Unit Value................  $  15.28   $  12.83   $  11.29   $   7.88
Total Return....................................     19.0%      13.6%      43.4%     (21.2%)
Investment Income Ratio.........................      0.4%       0.9%       0.1%         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --
Investment Income Ratio.........................        --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                     JANUS ASPEN SERIES                                     JANUS ASPEN SERIES
               BALANCED--INSTITUTIONAL SHARES                      MID CAP GROWTH--INSTITUTIONAL SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2002       2001
    -----------------------------------------------------------------------------------------------------------
    $ 43,947   $ 43,708   $ 43,234   $ 36,821   $ 35,709   $     --   $     --   $     --   $     --   $     --
       1,906      2,031      2,165      2,089      1,882         --         --         --         --         --
    $  23.07   $  21.52   $  19.97   $  17.63   $  18.98   $     --   $     --   $     --   $     --   $     --
        7.2%       7.8%      13.3%      (7.1%)     (5.3%)        --         --         --         --         --
        2.3%       2.3%       2.3%       2.5%       2.7%         --         --         --         --         --
    $ 58,315   $ 54,629   $ 47,916   $ 36,285   $ 26,919   $     --   $     --   $     --   $     --   $     --
       4,460      4,488      4,251      3,653      2,523         --         --         --         --         --
    $  13.08   $  12.17   $  11.27   $   9.93   $  10.67   $     --   $     --   $     --   $     --   $     --
        7.4%       8.0%      13.5%      (6.9%)     (5.2%)        --         --         --         --         --
        2.3%       2.3%       2.3%       2.7%       3.1%         --         --         --         --         --
    $    394   $    335   $    246   $    110   $     86   $    132   $    114   $     27   $      2   $      1
          31         29         23         12          9          9          9          3         --         --
    $  12.56   $  11.63   $  10.72   $   9.40   $  10.04   $  14.12   $  12.57   $  10.41   $   7.70   $  10.69
        7.9%       8.5%      14.0%      (6.3%)      0.4%      12.3%      20.7%      35.1%     (27.9%)      6.9%
        2.3%       2.3%       2.5%       2.4%       4.2%         --         --         --         --         --
    $  9,348   $  6,487   $  3,422   $  1,084   $     --   $     --   $     --   $     --   $     --   $     --
         738        553        317        114         --         --         --         --         --         --
    $  12.65   $  11.72   $  10.80   $   9.47   $     --   $     --   $     --   $     --   $     --   $     --
        7.9%       8.5%      14.0%      (5.3%)        --         --         --         --         --         --
        2.4%       2.7%       2.6%       4.4%         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                   JANUS ASPEN SERIES
                                                         WORLDWIDE GROWTH--INSTITUTIONAL SHARES
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $ 50,767   $ 52,683   $ 51,897   $ 41,366   $ 52,870
Units Outstanding...............................     3,028      3,304      3,386      3,323      3,142
Variable Accumulation Unit Value................  $  16.76   $  15.95   $  15.33   $  12.45   $  16.82
Total Return....................................      5.1%       4.0%      23.1%     (25.9%)    (23.0%)
Investment Income Ratio.........................      1.4%       1.0%       1.1%       0.9%       0.5%

GROUP 2 POLICIES(b)
Net Assets......................................  $ 47,111   $ 45,284   $ 40,827   $ 27,454   $ 25,080
Units Outstanding...............................     5,136      5,200      4,887      4,055      2,746
Variable Accumulation Unit Value................  $   9.17   $   8.71   $   8.35   $   6.77   $   9.13
Total Return....................................      5.3%       4.3%      23.4%     (25.7%)    (22.9%)
Investment Income Ratio.........................      1.4%       1.0%       1.1%       1.0%       0.6%

GROUP 3 POLICIES
Net Assets......................................  $    258   $    241   $    185   $    136   $    104
Units Outstanding...............................        25         24         20         18         10
Variable Accumulation Unit Value................  $  10.50   $   9.91   $   9.46   $   7.63   $  10.24
Total Return....................................      5.9%       4.8%      24.0%     (25.4%)      2.4%
Investment Income Ratio.........................      1.4%       1.0%       1.0%       1.1%       1.0%

GROUP 4 POLICIES
Net Assets......................................  $  4,256   $  2,999   $  1,530   $    418   $     --
Units Outstanding...............................       378        282        151         51         --
Variable Accumulation Unit Value................  $  11.26   $  10.63   $  10.15   $   8.19   $     --
Total Return....................................      5.9%       4.8%      24.0%     (18.1%)        --
Investment Income Ratio.........................      1.5%       1.2%       1.1%       1.8%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





                                                                       MFS(R)                     MFS(R)
                           MFS(R)                                  NEW DISCOVERY             RESEARCH SERIES--
           INVESTORS TRUST SERIES--INITIAL CLASS               SERIES--INITIAL CLASS           INITIAL CLASS
    ----------------------------------------------------   ------------------------------   -------------------
      2005       2004       2003       2002       2001       2005       2004       2003       2005       2004
    -----------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --
    $     60   $     58   $     54   $     46   $     61   $     69   $     62   $     22   $     --   $     --
           5          5          6          6          6          6          6          2         --         --
    $  11.50   $  10.72   $   9.63   $   7.88   $   9.97   $  11.81   $  11.22   $  10.54   $  11.93   $  11.70
        7.3%      11.4%      22.1%     (21.0%)     (0.3%)      5.2%       6.5%       5.4%       2.0%      17.0%
        0.5%       0.6%       0.7%       0.5%         --         --         --         --       0.6%         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                              MFS(R)
                                                        UTILITIES SERIES--
                                                          INITIAL CLASS
                                                  ------------------------------
                                                    2005       2004       2003
                                                  ------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --
GROUP 3 POLICIES
Net Assets......................................  $     54   $     19   $      5
Units Outstanding...............................         3          1         --
Variable Accumulation Unit Value................  $  19.58   $  16.76   $  12.87
Total Return....................................     16.8%      30.2%      28.7%
Investment Income Ratio.........................      0.3%       0.8%       2.2%
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --


                                                                  NEUBERGER BERMAN AMT
                                                                MID-CAP GROWTH--CLASS I
                                                  ----------------------------------------------------
                                                    2005       2004       2003       2002       2001
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $     71   $     83   $     39   $     10   $      4
Units Outstanding...............................         5          7          4          1         --
Variable Accumulation Unit Value................  $  13.79   $  12.12   $  10.42   $   8.14   $  11.52
Total Return....................................     13.7%      16.3%      28.1%     (29.3%)     15.2%
Investment Income Ratio.........................        --         --         --         --         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------





        PIMCO            PIMCO
     REAL RETURN-    TOTAL RETURN-      ROYCE       ROYCE
    ADMINISTRATIVE   ADMINISTRATIVE   MICRO-CAP   SMALL-CAP                      T. ROWE PRICE
     CLASS SHARES     CLASS SHARES    PORTFOLIO   PORTFOLIO                 EQUITY INCOME PORTFOLIO
    --------------   --------------   ---------   ---------   ----------------------------------------------------
         2005             2005          2005        2005        2005       2004       2003       2002       2001
    --------------------------------------------------------------------------------------------------------------
       $     --         $     --      $     99    $    118    $ 16,049   $ 10,984   $  6,156   $  3,525   $  2,013
             --               --            10          12       1,142        807        516        368        182
       $     --         $     --      $  10.24    $  10.16    $  14.04   $  13.61   $  11.92   $   9.57   $  11.09
             --               --          2.4%        1.6%        3.2%      14.1%      24.6%     (13.7%)      0.7%
             --               --          2.6%          --        1.7%       1.7%       1.8%       1.8%       1.8%
       $     --         $     --      $     91    $     69    $ 21,744   $ 17,806   $ 12,402   $  6,921   $  3,893
             --               --             9           7       1,524      1,292      1,029        717        349
       $     --         $     --      $  10.20    $  10.06    $  14.25   $  13.78   $  12.05   $   9.65   $  11.16
             --               --          2.0%        0.6%        3.4%      14.3%      24.9%     (13.5%)      0.9%
             --               --          4.3%          --        1.6%       1.6%       1.8%       1.8%       1.7%
       $      2         $      5      $     --    $     --    $    772   $    626   $    662   $    276   $    207
             --               --            --          --          60         50         61         32         21
       $   9.89         $   9.92      $     --    $     --    $  12.96   $  12.47   $  10.85   $   8.65   $   9.96
          (1.1%)           (0.8%)           --          --        3.9%      14.9%      25.5%     (13.3%)     (0.4%)
           3.4%             4.0%            --          --        1.6%       1.6%       1.8%       1.8%       3.3%
       $     --         $     --      $    115    $    148    $  9,931   $  5,421   $  1,764   $    298   $     --
             --               --            11          15         762        432        162         34         --
       $     --         $     --      $  10.20    $  10.18    $  13.04   $  12.55   $  10.92   $   8.70   $     --
             --               --          2.0%        1.8%        3.9%      14.9%      25.5%     (13.0%)        --
             --               --          1.1%          --        1.7%       1.8%       1.9%       2.7%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                                T. ROWE PRICE                  VAN ECK WORLDWIDE
                                                         LIMITED-TERM BOND PORTFOLIO            ABSOLUTE RETURN
                                                  -----------------------------------------   -------------------
                                                    2005       2004       2003       2002       2005       2004
                                                  ---------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --         --
GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --         --
GROUP 3 POLICIES
Net Assets......................................  $    154   $    162   $    269   $     86   $     --   $     --
Units Outstanding...............................        14         15         26          8         --         --
Variable Accumulation Unit Value................  $  10.83   $  10.64   $  10.52   $  10.09   $     --   $   9.87
Total Return....................................      1.7%       1.1%       4.3%       0.9%         --      (1.3%)
Investment Income Ratio.........................      3.6%       3.4%       3.5%       4.3%         --         --
GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For individual division commencing during the period indicated, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------




                                        VAN KAMPEN UIF
         VAN ECK WORLDWIDE             EMERGING MARKETS                         VAN KAMPEN UIF
            HARD ASSETS                  DEBT--CLASS I                 EMERGING MARKETS EQUITY--CLASS I
    ---------------------------   ---------------------------   -----------------------------------------------
     2005      2004      2003      2005      2004      2003      2005      2004      2003      2002      2001
    -----------------------------------------------------------------------------------------------------------
    $   454   $    --   $    --   $    --   $    --   $    --   $18,450   $12,536   $ 9,762   $ 5,859   $ 6,070
         39        --        --        --        --        --     1,031       932       888       792       742
    $ 11.35   $    --   $    --   $    --   $    --   $    --   $ 17.87   $ 13.45   $ 11.00   $  7.40   $  8.18
      13.5%        --        --        --        --        --     32.9%     22.3%     48.6%     (9.5%)    (7.2%)
         --        --        --        --        --        --      0.4%      0.7%        --        --        --
    $   158   $    --   $    --   $    --   $    --   $    --   $13,512   $ 8,674   $ 6,724   $ 3,494   $ 2,877
         14        --        --        --        --        --       722       627       595       461       344
    $ 10.95   $    --   $    --   $    --   $    --   $    --   $ 18.42   $ 13.83   $ 11.29   $  7.58   $  8.36
       9.5%        --        --        --        --        --     33.2%     22.5%     48.9%     (9.4%)    (7.0%)
         --        --        --        --        --        --      0.4%      0.7%        --        --        --
    $   536   $    30   $     4   $    32   $    24   $    20   $   107   $    75   $     2   $     1   $    --
         25         2        --         2         2         2         5         5        --        --        --
    $ 21.39   $ 14.11   $ 11.38   $ 13.52   $ 12.05   $ 10.94   $ 19.92   $ 14.88   $ 12.09   $  8.07   $    --
      51.7%     24.0%     13.8%     12.3%     10.1%      9.4%     33.9%     23.1%     49.7%    (19.3%)       --
         --      1.8%        --      7.6%      6.8%        --      0.4%      0.4%        --        --        --
    $   135   $    --   $    --   $    --   $    --   $    --   $ 4,671   $ 1,257   $   371   $    74   $    --
         12        --        --        --        --        --       228        82        30         9        --
    $ 11.35   $    --   $    --   $    --   $    --   $    --   $ 20.47   $ 15.29   $ 12.42   $  8.30   $    --
      13.5%        --        --        --        --        --     33.8%     23.1%     49.7%    (17.0%)       --
         --        --        --        --        --        --      0.3%      0.6%        --        --        --


           VAN KAMPEN UIF
      U.S. REAL ESTATE--CLASS I
     ---------------------------
      2005      2004      2003
     ---------------------------
     $    --   $    --   $    --
          --        --        --
     $    --   $    --   $    --
          --        --        --
          --        --        --
     $    --   $    --   $    --
          --        --        --
     $    --   $    --   $    --
          --        --        --
          --        --        --
     $    48   $    17   $     4
           2         1        --
     $ 19.16   $ 16.37   $ 12.00
       17.1%     36.4%     20.0%
        0.9%      1.3%        --
     $    --   $    --   $    --
          --        --        --
     $    --   $    --   $    --
          --        --        --
          --        --        --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the MainStay VP Balanced--Initial Class, MainStay VP Basic Value--Initial Class (formerly known as MainStay VP Dreyfus Large Company Value--Initial Class), MainStay VP Bond--Initial Class, MainStay VP Capital Appreciation--Initial Class, MainStay VP Cash Management, MainStay VP Common Stock--Initial Class, MainStay VP Convertible--Initial Class, MainStay VP Floating Rate--Initial Class, MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class, MainStay VP Income & Growth--Initial Class (formerly known as MainStay VP American Century Income & Growth--Initial Class), MainStay VP International Equity--Initial Class, MainStay VP Large Cap Growth--Initial Class (formerly known as MainStay VP Growth--Initial Class and MainStay VP Eagle Asset Management Growth Equity--Initial Class), MainStay VP Mid Cap Core--Initial Class, MainStay VP Mid Cap Growth--Initial Class, MainStay VP Mid Cap Value--Initial Class, MainStay VP S&P 500 Index--Initial Class, MainStay VP Small Cap Growth--Initial Class, MainStay VP Total Return--Initial Class, MainStay VP Value--Initial Class, Alger American Leveraged All Cap--Class O Shares, Alger American Small Capitalization--Class O Shares, American Century VP Inflation Protection--Class II, American Century VP International--Class II, American Century VP Value--Class II, Calvert Social Balanced, Dreyfus IP Technology Growth--Initial Shares, Dreyfus VIF Developing Leaders--Initial Shares, Fidelity(R) VIP Contrafund(R)--Initial Class, Fidelity(R) VIP Equity-Income--Initial Class, Fidelity(R) VIP Growth--Initial Class, Fidelity(R) VIP Index 500--Initial Class, Fidelity(R) VIP Investment Grade Bond--Initial Class, Fidelity(R) VIP Mid Cap--Initial Class, Fidelity(R) VIP Overseas--Initial Class, Janus Aspen Series Balanced--Institutional Shares, Janus Aspen Series Mid Cap Growth--Institutional Shares, Janus Aspen Series Worldwide Growth--Institutional Shares, MFS(R) Investors Trust Series--Initial Class, MFS(R) New Discovery Series--Initial Class, MFS(R) Research Series--Initial Class, MFS(R) Utilities Series--Initial Class, Neuberger Berman AMT Mid-Cap Growth--Class I, PIMCO Real Return--Administrative Class Shares, PIMCO Total Return--Administrative Class Shares, Royce Micro-Cap Portfolio, Royce Small-Cap Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited--Term Bond Portfolio, Van Eck Worldwide Absolute Return, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Debt--Class I, Van Kampen UIF Emerging Markets Equity--Class I, and Van Kampen UIF U.S. Real Estate--Class I Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) as of December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2005 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2006

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2005 AND 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                                                DECEMBER 31,
                                                              -----------------
                                                               2005      2004
                                                              -------   -------
                                                                (IN MILLIONS)
                                    ASSETS
Fixed maturities, at fair value
  Available for sale........................................  $36,467   $34,527
  Trading securities........................................       13        26
Equity securities, at fair value
  Available for sale........................................       32        40
  Trading securities........................................       56        79
Mortgage loans..............................................    3,609     3,090
Policy loans................................................      599       570
Other long-term investments.................................      404       667
                                                              -------   -------
     Total investments......................................   41,180    38,999
Cash and cash equivalents...................................      422       680
Deferred policy acquisition costs...........................    2,978     2,437
Interest in annuity contracts...............................    4,005     3,712
Amounts recoverable from reinsurer..........................    6,090     5,935
Other assets................................................      754     1,351
Separate account assets.....................................   13,990    12,704
                                                              -------   -------
     Total assets...........................................  $69,419   $65,818
                                                              =======   =======

                     LIABILITIES AND STOCKHOLDER'S EQUITY


LIABILITIES
Policyholders' account balances.............................  $38,413   $34,715
Future policy benefits......................................    1,460     1,360
Policy claims...............................................      126       151
Obligations under structured settlement agreements..........    4,005     3,712
Amounts payable to reinsurer................................    4,844     4,553
Other liabilities...........................................    2,087     4,000
Separate account liabilities................................   13,990    12,704
                                                              -------   -------
     Total liabilities......................................   64,925    61,195
                                                              -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares
  authorized, 2,500 issued and outstanding).................       25        25
Additional paid in capital..................................    1,410     1,410
Accumulated other comprehensive income......................      231       653
Retained earnings...........................................    2,828     2,535
                                                              -------   -------
     Total stockholder's equity.............................    4,494     4,623
                                                              -------   -------
     Total liabilities and stockholder's equity.............  $69,419   $65,818
                                                              =======   =======

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2005     2004     2003
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums..................................................  $  138   $   29   $    3
  Fees-universal life and annuity policies..................     366      669      603
  Net investment income.....................................   2,187    2,006    1,801
  Net investment gains/(losses).............................      --       31       (3)
  Net revenue from reinsurance..............................     276        4        7
  Other income..............................................      33       26       24
                                                              ------   ------   ------
     Total revenues.........................................   3,000    2,765    2,435
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances......   1,488    1,376    1,257
  Policyholder benefits.....................................     216      169      139
  Operating expenses........................................     865      762      664
                                                              ------   ------   ------
     Total expenses.........................................   2,569    2,307    2,060
                                                              ------   ------   ------
  Income before income taxes................................     431      458      375
  Income tax expense........................................     138      150      116
                                                              ------   ------   ------
NET INCOME..................................................  $  293   $  308   $  259
                                                              ======   ======   ======

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

                                                                             ACCUMULATED
                                                                                OTHER
                                                    ADDITIONAL              COMPREHENSIVE       TOTAL
                                          CAPITAL    PAID IN     RETAINED      INCOME       STOCKHOLDER'S
                                           STOCK     CAPITAL     EARNINGS      (LOSS)          EQUITY
                                          -------   ----------   --------   -------------   -------------
                                                                   (IN MI}LIONS)
BALANCE AT JANUARY 1, 2003..............    $25       $  910      $1,968        $ 451          $3,354
                                                                                               ------
Comprehensive income:
  Net income............................                             259                          259
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                          139             139
                                                                                               ------
  Other comprehensive income............                                                          139
                                                                                               ------
Total comprehensive income..............                                                          398
  Capital contribution..................                 500                                      500
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2003............     25        1,410       2,227          590           4,252
                                                                                               ------
Comprehensive income:
  Net income............................                             308                          308
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                           63              63
                                                                                               ------
  Other comprehensive income............                                                           63
                                                                                               ------
Total comprehensive income..............                                                          371
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2004............     25        1,410       2,535          653           4,623
                                                                                               ------
Comprehensive income:
  Net income............................                             293                          293
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                         (422)           (422)
                                                                                               ------
  Other comprehensive income............                                                         (422)
                                                                                               ------
Total comprehensive income..............                                                         (129)
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2005............    $25       $1,410      $2,828        $ 231          $4,494
                                            ===       ======      ======        =====          ======

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2005       2004       2003
                                                              --------   --------   --------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $    293   $    308   $    259
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................        62         43         35
    Net capitalization of deferred policy acquisition
      costs.................................................      (232)      (318)      (336)
    Annuity and universal life fees.........................      (375)      (338)      (296)
    Interest credited to policyholders' account balances....     1,488      1,376      1,257
    Net investment (gains) losses...........................        --        (31)         3
    Deferred income taxes...................................        16         63         17
    Amortization of deferred gains on intercompany
      reinsurance...........................................       (20)        --         --
    (Increase) decrease in:
      Net separate account assets and liabilities...........        --          3         19
      Other assets and other liabilities....................       (31)       (14)      (257)
      Reinsurance recoverables and payables.................        76        (61)         7
      Trading securities....................................        32         36         89
    Increase (decrease) in:
      Policy claims.........................................       (25)        44          4
      Future policy benefits................................       156         19        (23)
                                                              --------   --------   --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES..........     1,440      1,130        778
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available for sale fixed maturities.............    17,013     21,439     22,559
    Maturity of available for sale fixed maturities.........       532        567        418
    Sale of equity securities...............................        39         25         39
    Repayment of mortgage loans.............................       459        480        776
    Sale of other investments...............................       329         34        520
  Cost of:
    Available for sale fixed maturities acquired............   (20,135)   (26,796)   (27,666)
    Equity securities acquired..............................       (10)       (17)       (19)
    Mortgage loans acquired.................................      (978)      (852)    (1,052)
    Other investments acquired..............................       (70)      (443)       (70)
  Policy loans (net)........................................       (29)        (8)        14
                                                              --------   --------   --------
         NET CASH USED IN INVESTING ACTIVITIES..............    (2,850)    (5,571)    (4,481)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits................................................     5,828      6,235      5,094
    Withdrawals.............................................    (2,981)    (2,147)    (1,715)
    Net transfers to the separate accounts..................      (254)      (458)      (258)
  (Decrease) increase in loaned securities..................      (341)      (369)       125
  Securities sold under agreements to repurchase (net)......      (867)       866       (644)
  Net (paydowns) proceeds from affiliated credit
    agreements..............................................      (233)       233         --
  Capital contribution received from parent.................        --         --        500
                                                              --------   --------   --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES..........     1,152      4,360      3,102
                                                              --------   --------   --------
Net increase (decrease) in cash and cash equivalents........      (258)       (81)      (601)
                                                              --------   --------   --------
Cash and cash equivalents, beginning of year................       680        761      1,362
                                                              --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    422   $    680   $    761
                                                              ========   ========   ========

          See accompanying notes to consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2005, 2004 AND 2003

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading securities are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Equity securities classified as available-for-sale, reflect unrealized gains and losses in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the Consolidated Balance Sheet and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of depreciated cost or fair value less estimated selling costs. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment gains (losses) on sales are generally computed using the specific identification method.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements and are recorded at the amount of cash received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Deferred acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions on the expected gross profits result in retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     Deferred acquisition costs for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the lives of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

  SALES INDUCEMENTS

     For some Deferred Annuity products, the Company offers new policyholders a bonus equal to a specified percentage of the policyholder's deposit. The Company defers these sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in Other Assets on the Consolidated Balance Sheet.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, payable to affiliates, net deferred tax liabilities and repurchase agreements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note 5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the Consolidated Statement of Income. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in force and, for annuities, in relation to the amount of expected future benefit payments.

     Net revenue from reinsurance primarily represents the experience rated refund, the amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in
Note 9 -- Reinsurance. This reserve adjustment excludes ceded Universal Life fees and ceded Policyholder Benefits, which are included on these respective lines on the Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2005 and 2004, all separate account assets are

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

stated at fair value. Separate account liabilities at December 31, 2005 and 2004 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, mortgage loans, cash equivalents, and short-term investments are reported in Note 2 -- Significant Accounting Policies and Note
3 -- Investments. Fair values of policyholders' account balances are reported in
Note 5 -- Policyholders' Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2004, the Company adopted Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities at January 1, 2004. The Company currently offers enhanced crediting rates or day one bonus payments to contractholders on certain of its annuity products. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumptions used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products will no longer be eligible for capitalization. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income.

     Effective January 1, 2004, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

     The Company has adopted the provisions of Financial Accounting Standards Board Interpretation No. 46(R) ("FIN 46(R)"). In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"). FIN 46 requires a variable interest entity ("VIE") to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE's activities or entitled to receive a majority of the entity's residual returns. On December 17, 2003, the FASB issued FIN 46(R) ("Revised Interpretation" of FIN
46), which amended certain aspects of FIN 46. For all VIEs created before December 31, 2003, the Company was required to adopt FIN 46(R) as of January 1, 2005. For VIEs created after December 31, 2003, the Company applied FIN 46(R) in 2004. At December 31, 2004, the Company held $52 million of invested assets issued by VIEs, created after December 31, 2003, and determined to be a significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $20 million and private placement structured notes totaling $24 million) and other equity investments (asset-backed securitizations totaling $8 million). These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations.

     At December 31, 2005 the Company held significant variable interests in certain VIEs. The Company's total investment in these VIEs was $182 million. These investments consist of fixed maturities (asset-backed securitizations totaling $54 million, and private placement structured notes totaling $94 million) and other long-term equity investments (equity in asset-backed securitizations totaling $32 million and limited partnership interests totaling $2 million). These VIEs did not require consolidation at January 1, 2005 or throughout the year because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for the impairment and investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. There was no material impact to net income from the adoption of FIN 46(R).

     In September 2005, the Accounting Standards Executive Committee ("ACSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-01"). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards ("SFAS") No. 97. SOP 05-01 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-01 on January 1, 2007. The Company is currently assessing the impact of SOP 05-01 on the Company's consolidated statements at the date of adoption.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In November 2005 the FASB issued Staff Position Paper ("FSP") No. 115-1 ("FSP 115-1"), which is entitled "The Meaning Of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The provisions of FSP 115-1 are effective January 1, 2006, and it is not expected to have a material impact on the Company's Consolidated Statement of Income at the date of adoption.

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2005 and 2004, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                       2005                     2004
                                              ----------------------   ----------------------
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
AVAILABLE FOR SALE                              COST      FAIR VALUE     COST      FAIR VALUE
------------------                            ---------   ----------   ---------   ----------
Due in one year or less.....................   $ 1,707     $ 1,714      $   869     $   878
Due after one year through five years.......     6,849       6,850        6,238       6,436
Due after five years through ten years......    11,796      11,912       10,262      10,807
Due after ten years.........................     4,254       4,566        4,416       4,804
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.................................     1,625       1,603        1,453       1,471
  Other mortgage-backed securities..........     7,263       7,321        7,290       7,540
  Other asset-backed securities.............     2,512       2,501        2,558       2,591
                                               -------     -------      -------     -------
  TOTAL AVAILABLE FOR SALE..................   $36,006     $36,467      $33,086     $34,527
                                               =======     =======      =======     =======

     At December 31, 2005 and 2004, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                   2005
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE FOR SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 2,047       $ 32         $ 30       $ 2,049
U.S. agencies, state and municipal.........       545         48            2           591
Foreign governments........................       144          5           --           149
Corporate..................................    23,495        643          282        23,856
Mortgage-backed securities.................     7,263        130           72         7,321
Asset-backed securities....................     2,512         17           28         2,501
                                              -------       ----         ----       -------
  TOTAL AVAILABLE FOR SALE.................   $36,006       $875         $414       $36,467
                                              =======       ====         ====       =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   2004
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE FOR SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 1,571      $   34        $  7       $ 1,598
U.S. agencies, state and municipal.........       461          36           1           496
Foreign governments........................       546          61          --           607
Corporate..................................    20,660       1,114          79        21,695
Mortgage-backed securities.................     7,290         266          16         7,540
Asset-backed securities....................     2,558          45          12         2,591
                                              -------      ------        ----       -------
  TOTAL AVAILABLE FOR SALE.................   $33,086      $1,556        $115       $34,527
                                              =======      ======        ====       =======

     At December 31, 2005 and 2004, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $141 million and $47 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled $3 million and $5 million at December 31, 2005 and 2004, respectively. These investments have been deemed other than temporarily impaired.

  EQUITY SECURITIES

     At December 31, 2005 and 2004, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                        UNREALIZED   UNREALIZED   ESTIMATED
                                                 COST     GAINS        LOSSES     FAIR VALUE
                                                 ----   ----------   ----------   ----------
2005...........................................  $30        $2         $  --         $32
2004...........................................  $38        $3         $   1         $40

  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2005 and 2004 was estimated to be $3,678 million and $3,264 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2005 and 2004, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $190 million and $83 million at fixed and floating interest rates ranging from 3.6% to 12.3% and from 2.7% to 7.2%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2005 and 2004, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                            2005               2004
                                                      ----------------   ----------------
                                                      CARRYING   % OF    CARRYING   % OF
                                                       VALUE     TOTAL    VALUE     TOTAL
                                                      --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings..................................   $1,094     30.3%   $1,022     33.1%
  Residential.......................................      947     26.2%      762     24.7%
  Retail facilities.................................      637     17.7%      536     17.3%
  Industrial........................................      494     13.7%      419     13.6%
  Apartment buildings...............................      344      9.5%      301      9.7%
  Other.............................................       93      2.6%       50      1.6%
                                                       ------    -----    ------    -----
     TOTAL..........................................   $3,609    100.0%   $3,090    100.0%
                                                       ======    =====    ======    =====
GEOGRAPHIC REGION:
  Pacific...........................................   $  994     27.6%   $  760     24.6%
  Central...........................................      895     24.8%      799     25.9%
  South Atlantic....................................      842     23.3%      752     24.3%
  Middle Atlantic...................................      632     17.5%      557     18.0%
  New England.......................................      245      6.8%      222      7.2%
  Other.............................................        1      0.0%       --      0.0%
                                                       ------    -----    ------    -----
     TOTAL..........................................   $3,609    100.0%   $3,090    100.0%
                                                       ======    =====    ======    =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2005 and 2004 is summarized below (in millions):

                                                              2005   2004
                                                              ----   ----
Beginning balance...........................................  $ 9    $ 5
Additions charged to operations.............................   --      4
Reduction due to sale.......................................   (3)    --
                                                              ---    ---
ENDING BALANCE..............................................  $ 6    $ 9
                                                              ===    ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2005 and 2004 were as follows (in millions):

                                                              2005   2004
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $229   $516
Collateralized third party commercial loans.................    71     68
Limited partnerships........................................    68     48
Derivatives.................................................    21     21
Real estate.................................................    11     11
Other.......................................................     4      3
                                                              ----   ----
  TOTAL OTHER LONG-TERM INVESTMENTS.........................  $404   $667
                                                              ====   ====

     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate was $5 million for both December 31, 2005 and 2004. Depreciation expense for December 31, 2005 and 2004 totaled less than $1 million. For the year ended December 31, 2003, depreciation expense totaled $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $70 million and $9 million at December 31, 2005 and 2004, respectively.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at both December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities on the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

                                                              2005     2004     2003
                                                             ------   ------   ------
Fixed maturities...........................................  $1,982   $1,805   $1,604
Equity securities..........................................       8        4        2
Mortgage loans.............................................     206      185      167
Policy loans...............................................      44       45       46
Other long-term investments................................      29       27       30
                                                             ------   ------   ------
  Gross investment income..................................   2,269    2,066    1,849
Investment expenses........................................     (82)     (60)     (48)
                                                             ------   ------   ------
  NET INVESTMENT INCOME....................................  $2,187   $2,006   $1,801
                                                             ======   ======   ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2005, 2004 and 2003, investment gains (losses) computed generally under the specific identification method were as follows (in millions):

                                             2005                      2004                      2003
                                    -----------------------   -----------------------   -----------------------
                                    GAINS            LOSSES   GAINS            LOSSES   GAINS            LOSSES
                                    -----            ------   -----            ------   -----            ------
Fixed maturities..................  $106             $(109)   $166             $(122)   $192             $(176)
Equity securities.................    13                (8)     13                (1)      5                (7)
Mortgage loans....................     7                (7)     --                (4)      2                (4)
Derivative instruments............     4                (8)     --               (23)      1                (4)
Other long-term investments.......     2                --       3                (1)     --               (12)
                                    ----             -----    ----             -----    ----             -----
                                    $132             $(132)   $182             $(151)   $200             $(203)
                                    ----             -----    ----             -----    ----             -----
TOTAL NET INVESTMENT GAINS
  (LOSSES)........................          $  --                      $31                       $(3)
                                            =====                      ===                       ===

     The gross gains and losses on trading securities (both fixed maturities and equity securities) amounted to $8 million and $20 million for the year ended December 31, 2005, respectively; $37 million and $19 million for the year ended December 31, 2004, respectively; and $17 million and $6 million for the year ended December 31, 2003, respectively. Trading gains and losses are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $98 million, $139 million and $180 million for the years ended December 31, 2005, 2004 and 2003, respectively; and realized losses were $82 million, $93 million and $146 million, respectively.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $15 million, $10 million and $24 million for the years ended December 31, 2005, 2004 and 2003, respectively. Related losses from other-than-temporary impairments in equity securities (included in gross investment losses on equity securities above) were $0 million for December 31, 2005 and 2004, and $7 million for December 31, 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2005 and 2004 (in millions):

                                                                  2005
                                    -----------------------------------------------------------------
                                                             GREATER THAN 12
                                    LESS THAN 12 MONTHS          MONTHS                 TOTAL
                                    --------------------   -------------------   --------------------
                                     FAIR     UNREALIZED    FAIR    UNREALIZED    FAIR     UNREALIZED
                                     VALUE      LOSSES     VALUE      LOSSES      VALUE      LOSSES
                                    -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $ 1,214      $ 21      $  225      $  9      $ 1,439      $ 30
  U.S. agencies, state and
     municipal....................       89         1          16         1          105         2
  Foreign governments.............       29         *           1         *           30         *
  Corporate.......................    7,886       172       2,565       110       10,451       282
  Mortgage-backed securities......    2,959        50         535        22        3,494        72
  Asset-backed securities.........    1,197        16         340        12        1,537        28
                                    -------      ----      ------      ----      -------      ----
  TOTAL FIXED MATURITIES..........   13,374       260       3,682       154       17,056       414
                                    -------      ----      ------      ----      -------      ----
EQUITIES
  Common Stock....................       --        --          --        --           --        --
  Preferred Stock.................       --        --          --        --           --        --
                                    -------      ----      ------      ----      -------      ----
  TOTAL EQUITIES..................       --        --          --        --           --        --
                                    -------      ----      ------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES...................  $13,374      $260      $3,682      $154      $17,056      $414
                                    =======      ====      ======      ====      =======      ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   2004
                                      ---------------------------------------------------------------
                                                              GREATER THAN 12
                                      LESS THAN 12 MONTHS         MONTHS                 TOTAL
                                      -------------------   -------------------   -------------------
                                       FAIR    UNREALIZED    FAIR    UNREALIZED    FAIR    UNREALIZED
                                      VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
                                      ------   ----------   ------   ----------   ------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S. Government
     corporations and agencies......  $  310      $ 3       $   74      $ 4       $  384      $  7
  U.S. agencies, state and
     municipal......................      49        *           15        1           64         1
  Foreign governments...............      16        *           --       --           16         *
  Corporate.........................   3,432       45          841       34        4,273        79
  Mortgage-backed securities........   1,028       11          125        5        1,153        16
  Asset-backed securities...........     752        6           52        6          804        12
                                      ------      ---       ------      ---       ------      ----
  TOTAL FIXED MATURITIES............   5,587       65        1,107       50        6,694       115
                                      ------      ---       ------      ---       ------      ----
EQUITIES
  Common Stock......................       1        *           --       --            1         *
  Preferred Stock...................       6        1           --       --            6         1
                                      ------      ---       ------      ---       ------      ----
  TOTAL EQUITIES....................       7        1           --       --            7         1
                                      ------      ---       ------      ---       ------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES.....................  $5,594      $66       $1,107      $50       $6,701      $116
                                      ======      ===       ======      ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     At December 31, 2005, fixed maturities represented the Company's entire total unrealized loss amount, which was comprised of approximately 2,300 different securities.

     Fixed maturity securities that were in an unrealized loss position less than twelve months at December 31, 2005, represent $260 million or 63% of the Company's total unrealized loss, and securities in an unrealized loss position greater than twelve months represent $154 million or 37% of the Company's total unrealized loss. Of the total amount of fixed maturities' unrealized losses, $355 million or 86% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $59 million or 14% of the Company's total unrealized losses. Unrealized losses on investment grade securities are principally related to changes in interest rates. The continued rise in interest rates in 2005 over 2004 levels has contributed to the decline in value of our fixed maturity investments as follows:

     U.S. Treasury and Government Corporations and Agencies. The unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $30 million or 7% of the Company's unrealized losses. These were spread across 131 securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $282 million or 68% of the Company's total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

corporate bonds is spread over 1,370 individual securities with varying interest rates and maturities. Corporate securities that were priced below 95% of the security's amortized cost represented $84 million or 30% of the total unrealized losses for corporate bonds. These unrealized losses are principally due to changes in interest rates and were spread across all industry sectors with no one sector experiencing a disproportionate amount of losses over other sectors. Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $72 million or 17% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to increases in interest rates. These losses are spread across approximately 523 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 95% of the security's amortized cost represented $6 million or 8% of the total unrealized losses for mortgage-backed securities. Because the decline in market value is attributable to changes in interest rates and all contractual payments remain current, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $28 million or 7% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are due to changes in interest rates. These losses are spread across approximately 280 investment grade securities. The Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net income in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $5 million or 18% of the total unrealized losses for asset-backed securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts for the years ended December 31, 2005, 2004 and 2003 are as follows (in millions):

                                                              2005    2004   2003
                                                              -----   ----   -----
Net unrealized investment gains, beginning of the year......  $ 653   $590   $ 451
                                                              -----   ----   -----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising during
       the period...........................................   (578)    51     132
     Less: Reclassification adjustments for gains included
       in net income........................................     60     57      18
                                                              -----   ----   -----
     Change in net unrealized investment (losses) gains, net
       of adjustments.......................................   (638)    (6)    114
Impact of net unrealized investment (losses) gains on:
  Policyholders' account balances and future policy
     benefits...............................................    (10)    (7)     26
  Deferred policy acquisition costs.........................    201     62      (1)
  Other assets (deferred sales inducements).................     25     14      --
                                                              -----   ----   -----
Change in net unrealized investment (losses) gains..........   (422)    63     139
                                                              -----   ----   -----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR................  $ 231   $653   $ 590
                                                              =====   ====   =====

     Net unrealized (losses) gains on investments reported in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax (benefit) expense of $(311) million, $27 million and $71 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax expense of $32 million, $31 million and $10 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax (benefit) expense of $(5) million, $(4) million and $14 million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2005, 2004 and 2003 are net of income tax expense of $108 million, $33 million and $0 million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2005 and 2004 is net of income tax expense of $13 million and $8 million, respectively.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2005 and 2004 were as follows (in millions):

                                                               2005      2004
                                                              -------   -------
Deferred annuities..........................................  $21,388   $18,840
Universal life contracts....................................   16,789    15,681
Other.......................................................      236       194
                                                              -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.....................  $38,413   $34,715
                                                              =======   =======

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. This liability also includes

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

amounts that have been assessed to compensate the insurer for services to be performed over future periods. For deferred annuities and other deposit type contracts, account value approximates fair value.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2005:

PRODUCT                                       INTEREST RATE   WITHDRAWAL/SURRENDER CHARGES
-------                                       -------------   ----------------------------
Deferred annuities..........................  2.20% to 7.00%  Surrender charges 0% to 10%
                                                              for up to 10 years.
Universal life contracts....................  3.25% to 6.51%  Various up to 19 years.

  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2005 and 2004 were as follows (in millions):

                                                               2005     2004
                                                              ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.........................  $  961   $1,021
  Other life................................................      54       46
                                                              ------   ------
       Total life insurance.................................   1,015    1,067
Individual annuities........................................     445      293
                                                              ------   ------
     TOTAL FUTURE POLICY BENEFITS...........................  $1,460   $1,360
                                                              ======   ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2005:

PRODUCT                                          MORTALITY       INTEREST RATE    ESTIMATION METHOD
-------                                          ---------       -------------    -----------------
Life insurance:                             Based upon pricing   3.80% - 7.50%   Net level premium
  Taiwan business-                          assumptions at time                  reserve taking into
  100% coinsured                            of policy issuance                   account death
                                            with provision for                   benefits, lapses
                                            adverse deviations                   and maintenance
                                            ("PAD").                             expenses with PAD.
Individual payout annuities                 Based upon pricing   4.37% - 9.50%   Present value of
                                            assumptions at time                  expected future
                                            of policy issuance                   payments at a rate
                                            with PAD.                            expected at issue
                                                                                 with PAD.

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2005 and 2004, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

          b) Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals)

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2005 for GMDB's and GMAB's ($ in millions):

                                                  RETURN OF NET DEPOSITS             RATCHET
                                             ---------------------------------   ---------------
                                             IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                                  DEATH        SPECIFIED DATE         DEATH
                                                 (GMDB)            (GMAB)            (GMDB)
                                             ---------------   ---------------   ---------------
Account value..............................      $3,517             $839             $12,758
Net amount at risk.........................      $   32             $  2             $   332
Average attained age of contract holders...          56               --                  56

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Consolidated Balance Sheet ($ in millions):

                                           GUARANTEED MINIMUM    GUARANTEED MINIMUM
                                             DEATH BENEFIT      ACCUMULATION BENEFIT
                                                 (GMDB)                (GMAB)          TOTALS
                                           ------------------   --------------------   ------
Balance at January 1, 2005...............         $23                   $   3           $26
  Incurred guarantee benefits............          12                       6            18
  Paid guarantee benefits................          (5)                     --            (5)
                                                  ---                   -----           ---
BALANCE AT DECEMBER 31, 2005.............         $30                   $   9           $39
                                                  ===                   =====           ===

     For guaranteed minimum accumulation benefits, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2005:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 7.10% to 7.34%.

     - Volatility assumption was 15.3%.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Mortality was assumed to be a 50/50 blend of the 1994 GMDB table and the 1983 Basic 'A' table with 18 years of static projection.

     - Lapse rates vary by contract type and duration and range from 1% to 21%, with an average of 6%.

     - Discount rates ranged from 4.93% to 7.61%.

     The following table presents the aggregate fair value of assets, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                              DECEMBER 31, 2005
                                                              ------------------
INVESTMENT FUND OPTION:                                         GMDB       GMAB
-----------------------                                       ---------   ------
Equity......................................................   $ 7,403     $567
Fixed income................................................     2,306      132
Balanced....................................................     1,651       70
Other.......................................................     4,914       70
                                                               -------     ----
  TOTAL.....................................................   $16,274     $839
                                                               =======     ====

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the Securities and Exchange Commission. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2005 and 2004 are as follows (in millions):

                                                               2005      2004
                                                              -------   -------
Registered..................................................  $13,857   $12,615
Non-registered..............................................      133        89
                                                              -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.............................  $13,990   $12,704
                                                              =======   =======

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of deferred policy acquisition costs for the years ended December 31, 2005, 2004 and 2003 was as follows (in millions):

                                                              2005     2004     2003
                                                             ------   ------   ------
Balance at beginning of year...............................  $2,437   $2,180   $1,781
  Reclassification due to adoption of SOP 03-01............      --     (156)      --
  Current year additions...................................     572      586      645
  Amortized during year....................................    (340)    (268)    (245)
  Adjustment for change in unrealized investment gains.....     309       95       (1)
                                                             ------   ------   ------
  BALANCE AT END OF YEAR...................................  $2,978   $2,437   $2,180
                                                             ======   ======   ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As discussed in Note 2 -- Significant Accounting Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to Other Assets on the accompanying Consolidated Balance Sheet.

SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                              2005   2004
                                                              ----   ----
Balance at beginning of year................................  $195   $ --
  Reclassification due to adoption of SOP 03-01.............    --    156
  Current year additions....................................    30     35
  Amortized during year.....................................   (34)   (17)
  Adjustment for change in unrealized investment gains......    39     21
                                                              ----   ----
  BALANCE AT END OF YEAR....................................  $230   $195
                                                              ====   ====

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income was as follows (in millions):

                                                              2005   2004   2003
                                                              ----   ----   ----
Current:
  Federal...................................................  $119   $ 85   $ 94
  State and local...........................................     3      2      5
                                                              ----   ----   ----
                                                               122     87     99
Deferred:
  Federal...................................................    16     63     17
                                                              ----   ----   ----
INCOME TAX EXPENSE..........................................  $138   $150   $116
                                                              ====   ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2005 and 2004 were as follows (in millions):

                                                               2005     2004
                                                              ------   ------
Deferred tax assets:
  Future policyholder benefits..............................  $  606   $  550
  Employee and agents benefits..............................      71       69
  Other.....................................................       9        7
                                                              ------   ------
     Gross deferred tax assets..............................     686      626
                                                              ------   ------
Deferred tax liabilities:
  Deferred policy acquisition costs.........................     836      646
  Investments...............................................     188      528
  Other.....................................................       3        4
                                                              ------   ------
     Gross deferred tax liabilities.........................   1,027    1,178
                                                              ------   ------
       NET DEFERRED TAX LIABILITY...........................  $  341   $  552
                                                              ======   ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2005, 2004 and 2003:

                                                              2005   2004   2003
                                                              ----   ----   ----
Statutory Federal income tax rate...........................  35.0%  35.0%  35.0%
Tax exempt income...........................................  (3.8)  (1.9)  (2.8)
Other.......................................................   0.8   (0.3)  (1.2)
                                                              ----   ----   ----
EFFECTIVE TAX RATE..........................................  32.0%  32.8%  31.0%
                                                              ====   ====   ====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2005 and 2004, the Company had recorded an income tax receivable from New York Life of $18 million and $49 million, respectively, included in Other Assets on the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998 and has begun auditing tax years 1999 through 2001. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary,

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 64% of the reinsurance ceded to non-affiliates at December 31, 2005.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the General Account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund, represent embedded derivatives which are required to be carried at fair value. The fair value of these embedded derivatives approximated $0 million for both December 31, 2005, and December 31, 2004.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. During 2005, $20 million of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2005 and 2004 were as follows (in millions):

                                                               2005     2004
                                                              ------   ------
Fees-universal life and annuity policies ceded..............  $  387   $   --
                                                              ======   ======
Net revenue from reinsurance................................  $  266   $   --
                                                              ======   ======
Policyholders' benefits ceded...............................  $  117   $   --
                                                              ======   ======
Amounts recoverable from reinsurer..........................  $4,872   $4,779
                                                              ======   ======
Amounts payable to reinsurer................................  $4,821   $4,535
                                                              ======   ======
Other liabilities (deferred gain), net of amortization......  $  224   $  244
                                                              ======   ======

     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Consolidated Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                              2005    2004
                                                              ----   ------
Amounts recoverable from reinsurers.........................  $961   $1,021
Premiums ceded..............................................   127      130
Benefits ceded..............................................    69       81

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

                                                               2005     2004    2003
                                                              ------   ------   ----
Premiums:
  Direct....................................................  $  265   $  171   $174
  Assumed...................................................       1        1     --
  Ceded.....................................................    (128)    (143)  (171)
                                                              ------   ------   ----
Net premiums................................................  $  138   $   29   $  3
                                                              ======   ======   ====
Fees-universal life and annuity policies ceded..............  $  530   $  111   $ 98
                                                              ======   ======   ====
Net revenue from reinsurance................................  $  276   $    4   $  7
                                                              ======   ======   ====
Policyholders' benefits ceded...............................  $  312   $  221   $108
                                                              ======   ======   ====
Increase in ceded liabilities for future policyholder
  benefits..................................................  $   10   $    7   $  6
                                                              ======   ======   ====
Amounts recoverable from reinsurer..........................  $6,090   $5,935   $788
                                                              ======   ======   ====
Amounts payable to reinsurer................................  $4,844   $4,553   $ 16
                                                              ======   ======   ====
Other liabilities (deferred gain), net of amortization......  $  224   $  244   $ --
                                                              ======   ======   ====

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate and currency risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses master netting agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness, which matches the terms of the derivative with the underlying hedged item. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 149: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments.

     For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset will no longer offset the changes in the fair value of the derivative. The Company had no fair value hedges for the years ended December 31, 2005 and 2004.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

     For the years ended December 31, 2005 and 2004, there were no net investment gains (losses) related to the ineffective portion of cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness.

     When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). The Company had no cash flow hedges of forecasted transactions for the years ended December 31, 2005 and 2004.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation", the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains and losses. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. The notional value of cash flow hedges was $187 million and $182 million at December 31, 2005 and 2004, respectively.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                              2005   2004   2003
                                                              ----   ----   ----
Other comprehensive income balance at the beginning of the
  year......................................................  $ 8    $10    $16
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges.....................   (1)    (2)    (6)
Losses (gains) reclassified to net income...................   --     --     --
                                                              ---    ---    ---
Other comprehensive income balance at the end of the year...  $ 7    $ 8    $10
                                                              ===    ===    ===

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses). There were $9 billion and $6 billion in notional value of non-qualifying hedges at December 31, 2005 and 2004, respectively. For the years ended December 31, 2005, 2004 and 2003, the Company recognized as net investment gains (losses) in the Consolidated Statement of Income changes in fair value of $(3) million, $(22) million and $(2) million, respectively, related to derivatives that do not qualify for hedge accounting.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2005 and 2004, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2005 and 2004, $755 million and $1,082 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2005 and 2004, the Company recorded cash collateral received under these agreements of $765 million and $1,105 million, respectively, and established a corresponding liability for the same amount. The Company also holds collateral in the form of securities having a market value of $9 million and $0 million at December 31, 2005 and 2004, respectively, which is not included in the accompanying Consolidated Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments and the offsetting collateral liability reported approximates fair value. The liability reported on the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value. At December 31, 2005 and 2004, the Company had repurchase agreements totaling $154 million at an average coupon rate of 5.45% and $1,021 million at an average coupon rate of 5.04%, respectively. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents. At December 31, 2005 and 2004, the Company had no reverse repurchase agreements outstanding.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $611 million, $585 million and $559 million for the years ended December 31, 2005, 2004 and 2003, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $19 million for its share of the net periodic post-retirement benefits expense in 2005 ($30 million and $27 million in 2004 and 2003, respectively) and an expense of $(2) million in 2005 ($1 million in 2004 and $(2) million in 2003) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2005, 2004 and 2003, the total cost for these services amounted to $37 million, $31 million and $23 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2005, 2004 and 2003 of $13 million, $11 million, and $9 million, respectively.

     At December 31, 2005 and 2004, the Company had a net liability of $194 million and $202 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2005 and 2004, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,005 million and $3,712 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2005 and 2004, the amount of outstanding reserves on these contracts included in future policy benefits was $182 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $86 million, $94 million and $89 million, for the years ended December 31, 2005, 2004 and 2003, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2005 and December 31, 2004.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $490 million. During 2005, the credit facility was not used, no interest was paid and no outstanding balance was due. There was no interest expense for 2005 and the interest expense for 2004 and 2003 was less than $1 million.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation, an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2005, there was no outstanding balance due to New York Life Capital Corporation. As of December 31, 2004, a $233 million outstanding balance was due to New York Life Capital Corporation (with various maturities through February 3, 2005) and is included in other liabilities. Interest expense for 2005 and 2004 was $2 million and less than $1 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2005 and 2004, the Company had recorded a receivable from MCF, included in other assets of $5 million for both years. The Company received interest payments from MCF of less than $1 million and $2 million for the years ended December 31, 2005 and 2004, respectively.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $17 million, $15 million and $15 million for the years ended December 31, 2005, 2004 and 2003, respectively.

     The Company received a capital contribution of $500 million in 2003 from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2005 and 2004, the Company recorded liabilities of approximately $1,968 million and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

$1,798 million, respectively, which are included in policyholders' account balances and separate account liabilities on the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2005 and 2004, policyholders' account balances and separate account liabilities related to these policies aggregated $274 million and $267 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2005 and 2004, the Company recorded commission and fee expense to NYLINK agents of $6 million and $7 million, respectively.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $85 million, $98 million and $173 million during 2005, 2004 and 2003, respectively.

     Total interest paid was $19 million, $10 million and $10 million during 2005, 2004 and 2003, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2005 and 2004, statutory stockholder's equity was $2,157 million and $2,009 million, respectively. Statutory net income for the years ended December 31, 2005, 2004 and 2003 was $231 million, $224 million and $20 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2005 and 2004. As of December 31, 2005, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $722 million. The maximum amount of dividends that may be paid in 2006 without prior approval is $229 million.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

PricewaterhouseCoopers LLP
New York, NY
March 15, 2006

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                      NYLIAC VARIABLE UNIVERSAL LIFE 2000
                 NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE
                  NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                    NYLIAC VARIABLE UNIVERSAL LIFE PROVIDER
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                  INVESTING IN
              NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                          Supplement dated May 1, 2006
                        to Prospectus dated May 1, 2006

     This supplement amends the May 1, 2006 Prospectus for the NYLIAC Variable Universal Life 2000, NYLIAC Single Premium Variable Universal life, NYLIAC Survivorship Variable Universal Life, NYLIAC Variable Universal Life Provider, and Flexible Premium Variable Universal Life Insurance Policies ("Policies"). You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2006 Prospectus for the Policies. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

     The purpose of this supplement is to correct the share class and fund expenses for the Royce Micro-Cap and Royce Small-Cap portfolios.

     Keeping this purpose in mind, please note the following changes.

          Effective May 1, 2006, throughout the Prospectus, all references to Royce Micro-Cap Portfolio are amended to be Royce Micro-Cap
     Portfolio--Investment Class.

          Effective May 1, 2006, throughout the prospectus, all references to Royce Small-Cap Portfolio are amended to be Royce Small-Cap
     Portfolio--Investment Class.

          Effective May 1, 2006, in the Prospectus, under the table entitled, FUND ANNUAL OPERATING EXPENSES, delete all references to Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio and replace them with the following:

---------------------------------------------------------------------------------
                                                                      Total Fund
                                        Administration     Other        Annual
Fund                    Advisory Fee         Fee          Expenses    Expenses(1)
---------------------------------------------------------------------------------
Royce Micro-Cap
Portfolio--Investment
Class                      1.25%            0.00%          0.08%        1.33%
---------------------------------------------------------------------------------
Royce Small-Cap
Portfolio--Investment
Class                      1.00%            0.00%          0.11%        1.11%
---------------------------------------------------------------------------------

---------------

(1) The Fund or its agents provided the fees and charges, which are based on 2005 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.

                             ---------------------

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                      NYLIAC VARIABLE UNIVERSAL LIFE 2000
                 NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE
                  NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                    NYLIAC VARIABLE UNIVERSAL LIFE PROVIDER
               FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                  INVESTING IN
              NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                          Supplement dated May 1, 2006
        to Statement of Additional Information ("SAI") dated May 1, 2006

     This supplement amends the May 1, 2006 SAI for the New York Life Insurance and Annuity Corporation's NYLIAC Variable Universal Life 2000, NYLIAC Single Premium Variable Universal Life, NYLIAC Survivorship Variable Universal Life, NYLIAC Variable Universal Life Provider, and Flexible Premium Variable Universal Life Insurance policies (the "Policies"). You should read this information carefully before you invest. This Supplement is not valid unless it is read in conjunction with the May 1, 2006 SAI for the Policies. The terms we use in this supplement have the same meanings as in the SAI for the Policies.

          Effective May 1, 2006, throughout the SAI, all references to Royce Micro-Cap Portfolio are amended to be Royce Micro-Cap Portfolio--Investment Class.

          Effective May 1, 2006, throughout the SAI, all references to Royce Small-Cap Portfolio are amended to be Royce Small-Cap Portfolio--Investment Class.

                             ---------------------

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010